
KEYSTAR
Giving sports bettors more choice, control, and fun
CONFIDENTIAL AND PROPRIETARY
ZENSPORTS
A KEYSTAR BRAND
Bet Now

SPORTS BETTING
MARKET & OPPORTUNITY



SPORTS BETTING IS A HYPER-GROWTH INDUSTRY

- 38 states have already legalized sports betting.
- Over **<u>$93.2 billion</u>** was wagered legally on sports in the U.S. in 2022.
- Over **<u>$7.5 billion in revenue</u>** was generated by U.S. sports betting operators in 2022, with limited competition.

BUT MOST EXISTING SPORTS BETTING PRODUCTS ARE PAINFUL



- Outdated Technologies
- No Social or Peer-to-Peer
- Lack of Choice And Control
- No Cryptocurrency Options
- Poor Mobile Experience
- No Meaningful Rewards Program
- Lack of Trustworthiness
- No Esports Wagering

ZENSPORTS IS A NEXT-GEN
SPORTS BETTING PLATFORM

Sports Book +
Peer-to-Peer
Betting



Fiat &
Cryptocurrency
Wagering & Rewards



All Within Our
Clean iOS &
Android Apps



TRACTION





Licensed & Launched in Tennessee

- Submitted Tennessee Application – February 10th.
- **Licensed in Tennessee only 3 months later on May 24th.**
- Launched in Tennessee only 2 weeks later on June 7th.
- Tennessee offers a large addressable market, processing over $392M in wagers (handle) and $45M in revenue per month.

KPI's Jun 7th – Nov 30th

- **$32,668,965** in cumulative Betting Handle
- **1,966** Customer accounts
- **32,976** Bets accepted




REGULATIONS
RULES

BEING "LICENSABLE" IS A DEFENSIBLE MOAT

Obtaining a sports betting and gaming license is ***extremely*** difficult:

- Officers of the company (key persons) have to provide up to 20 years of personal financial information, including bank statements, credit card statements, tax returns, etc.
- Gaming regulators dig into every aspect of a key person's background.
- However, once you're approved in one state, you now become easily "licensable" in all other jurisdictions.
- Co-Founder and Key Person, Mark Thomas, is licensed in multiple jurisdictions, which provides a fast-track to being licensed in new jurisdictions and provides KeyStar with a large competitive advantage.

IGAMING
MARKET & OPPORTUNITY


$241,697.15
DOUBLE DIAMOND
PROGRESSIVE
$241,697.08
WHEEL OF FORTUNE
WHEEL OF FORTUNE
WHEEL OF FORTUNE
BAR
PLAY 3 CREDITS
25¢
PLAY 3 CREDITS

iGaming (mobile casino games) is a multi-billion dollar opportunity with less volatility and higher gross margins than sports betting.

iGaming is Legal in 8 Jurisdictions

- Connecticut
- Delaware
- Michigan
- New Jersey
- Ontario, CN
- Pennsylvania
- Rhode Island
- West Virginia


CASINO
ONLINE
BAR
BAR
BALANCE
2500
BET
2
WINNER CREDITS
1200
BET MAX
BET ONE
MENU
SPIN


BAR
BAR
TWO TIMES PAY
2X
LINES PLAYED
20
BET PER LINE
1
CREDITS BET
20
WIN
12
CREDIT

4 More States set to Legalize iGaming Soon

- Illinois
- Indiana
- Maryland
- New York


BIG WIN
777
JACKPOT

Benefits of iGaming

- Guaranteed hold percentage of between 7% - 10% of coin in (handle).
- **Low volatility because hold percentage is predictable and consistent.**
- High gross margins because tech is easy to build and maintain with no lines/odds to manage on an ongoing basis.
- Don't have to worry about sharps.
- iGaming license process is similar to or can even be done concurrently with a sports betting license process.

iGaming a Big Focus for ZenSports' Largest Competitors

ENTERTAINMENT

DraftKings to buy Golden Nugget Online for $1.56 billion, as gaming's M&A streak continues

PUBLISHED MON, AUG 9 2021·12:16 PM EDT | UPDATED MON, AUG 9 2021·1:59 PM EDT

Contessa Brewer
@CONTESSABREWER

SHARE

The deal gives DraftKings access to Golden Nugget Online's 5 million customers, who are dependable online casino players. The gaming industry anticipates customers who bet in online casino games will be critical to its future revenue growth. Fertitta, and others, have said iGaming customers are worth seven times the value of a sports betting customer.

On DraftKings second-quarter earnings conference call, CEO Jason Robins said iGaming provides an opportunity to diversify the company's offering beyond sports seasons. However, it has struggled to win customers to its casino play platform.

"We definitely feel in the iGaming segment that we do better with pe that we can cross-sell, and we've been working hard to try to extend our brand and extend our reach into the non-sports fan iGaming audience," Robins said.

DraftKings anticipates $300 million in cost savings from the deal, as it brings platform and technology in house, cuts fees to third-party providers and lowers marketing costs. The company


183.102

iGaming Marketing & Cross-Selling

- iGaming provides a great opportunity to cross-sell existing sports bettors on iGaming and vice-versa.
- Similar to DraftKings' and FanDuel's US expansion into sports betting via cross-selling existing DFS customers.
- DraftKings cited cross-selling as the major driver for iGaming play, with 57% of sports betting customers placing an iGaming wager.

iGaming Marketing & Cross-Selling (Con’t)



Online sports betting plus iGaming will organically lower ZenSports’ customer acquisition costs and increase margins → according to DraftKings’ Q2 2023 shareholder letter, in states with both sports betting and iGaming, revenue increased more than 70% year-over-year, adjusted gross margins increased more than 800 basis points, and external marketing declined more than 10% while total unique customers increased approximately 25%.

Revenue Per Jurisdiction is Greater with iGaming

- In 2022, iGaming revenue was $5.32B compared to Sports Betting revenue of $7.50B, even though **iGaming was only legal in 7 jurisdictions in 2022**, compared to 32 jurisdictions for sports betting (Rhode Island just legalized iGaming).
- 35% annual growth in iGaming revenue from 2021 to 2022, without any new jurisdictions legalizing iGaming in 2022.



iGaming Licensing in North America

Location	# of Authorized iGaming Licenses	iGaming + Sports Betting License	Skin / Sub-License Required?	iGaming License Cost	Estimated Annual Skin Agreement Cost
West Virginia	15	Separate	Yes	$250,000 initial; $100,000 annually	$250,000
Ontario	Unlimited	Combined	No	$100,000 annually	N/A
New Jersey	45	Combined	Yes	$250,000 annually	$2,000,000
Pennsylvania	13	Separate	Yes	$1,000,000 initial	$1,500,000
Michigan	15	Separate	Yes	$100,000 initial; $50,000 annually	$1,500,000
Delaware	1 (run by DE Lottery)	N/A	Yes	No ability to apply for licenses.	No ability to apply for licenses.
Connecticut	3 (run by DE Lottery, DK, FD)	Combined	Yes	$250,000 initial fee. $100,000 annual fee	$250,000 initial fee. $100,000 annual fee
Rhode Island	2 (run by RI Lottery)	Separate	Yes	N/A	N/A

TEAM & COMPANY



MEET OUR TEAM
EXECUTIVE LEADERSHIP
Bruce Cassidy
CEO & Chairman of the Board
Jacob Shrader
Chief Operating Officer
Mark Thomas
Co-Founder, ZenSports
Etan Mizrahi
SVP, Architecture
Adil Sher
Chief Mobile Engineer
John Dulay
VP, Operations
Eddie Ponce
Chief Compliance Officer
Tony Driscoll
Chief Marketing Officer
Daniel Ayisi
Director, Customer Support
Robert Kowalski
GM Sports Betting & Risk Mgmt
THE REST OF OUR AMAZING TEAM
Ahmad Hassan
Engineering Manager
Ari Argirov
Lead Backend Engineer
Tommy Yu
Lead Web Engineer
Richtone Hangad
Lead Mobile Engineer
Ally Mielnicki
Marketing Manager
Ryan Hebert
Community Manager
Laura Leinhos
Compliance Analyst
Gigi Chang
Visual / UX Designer
Eric Maupin
Customer Support
Donald Anderson
Customer Support
Thomas Cordero
Customer Support

KEYSTAR IS A PUBLIC COMPANY

- KeyStar Corp is a public company on the OTC markets (OTC: KEYR)

- KeyStar does business as ZenSports and owns the ZenSports brand and platform.

- View KeyStar's public filings, including 8K, 10K, Annual Reports, etc at: https://www.otcmarkets.com/stock/KEYR/overview







THANK YOU!



Mark Thomas, CEO

CONTACT ME



FORWARD LOOKING STATEMENTS

This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "seek," "believe," "estimate," "expect," "strategy," "likely," "may," "should" and similar references to future events or periods.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

KeyStar Executive Summary

KeyStar Corp (OTC: KEYR), a Nevada corporation d/b/a ZenSports, owns and operates the ZenSports mobile sports betting platform for consumers that offers a traditional sports book, peer-to-peer sports betting marketplace, and wagering in both fiat and cryptocurrencies.

ZenSports received its sports betting license in the state of Tennessee on May 24, 2023, and launched in Tennessee on June 7, 2023.

- Industry Highlights
- Over **$93.2 billion** was wagered on sports in the U.S. in 2022, and over **$7.5 billion in revenue** was generated by U.S. sports betting operators in 2022.
- 38 states in the United States have already legalized sports betting.
- Tennessee consistently ranks in the top 10 states in sports betting handle and revenue.

CONFIDENTIAL AND PROPRIETARY

Company Highlights through November 30, 2023

- $32,668,965 in cumulative betting handle.
- 1,966 total customer accounts.
- 32,976 bets accepted since launch.
- Co-Founder and Key Person Mark Thomas is licensed in multiple jurisdictions, which provides a fast-track to being licensed in new jurisdictions and provides KeyStar with a large competitive advantage.

Investment Opportunity

- The convertible note is strictly being raised to fund the company's customer reserve account in order to accept larger bets and generate more revenue. This funding is ***not*** being used for company operations. We already have other funding and revenue being used to fund operations.
- Convertible note pays a 12% interest rate per annum, payable at 1% per month for 12 straight months. Investors will receive the 1% interest payment every month on the monthly anniversary from the closing date of when the investor signs the note.
- After 12 months, the investor will have the option, but not the obligation, to convert the principle balance of the convertible note to common stock at 80% of the lowest price per share that the Company has sold shares of its common stock since the closing date of the note; if no shares were sold since the closing date, the lowest price per share will be $1.00. If an investor does not exercise this option, ***then the full principal balance is paid back after 12 months.***
- Minimum investment is $25K.

---

[1] See article published by SportsPro (citing American Gaming Association study) dated February 17, 2023.
[2] See article published by Forbes on June 15, 2023.
[3] See article published by Legal Sports Report dated July 18, 2023.

CONFIDENTIAL AND PROPRIETARY

Investor Materials

- KeyStar Company Overview Deck
- Executive Summary
- Tennessee Sports Book KPIs
- Financial Projections TN + 5 Jurisdictions 2024
- Convertible Note Purchase Agreement with Promissory Note

Book a time on Mark Thomas' calendar to discuss investing:

Forward Looking Statements and Other Important Disclaimers

This summary contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "seek," "believe," "estimate," "expect," "strategy," "likely," "may," "should" and similar references to future events or periods.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

Any forward-looking statement made by us in this summary is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Financial Projections Pro Forma v5 11.17.23

Use of Proceeds

	Use of Proceeds	January 2024	February 2024	March 2024	April 2024	May 2024	June 2024	July 2024	August 2024	September 2024	October 2024	November 2024	December 2024	2024 Total
	Operations	$ (442,500.00)	$ (455,775.00)	$ (464,890.50)	$ (511,379.55)	$ (521,607.14)	$ (532,039.28)	$ (558,641.25)	$ (569,814.07)	$ (581,210.35)	$ (592,834.56)	$ (604,691.25)	$ (616,785.08)	$ (6,452,168.04)
	Marketing	$ (214,000.00)	$ (218,280.00)	$ (222,645.60)	$ (210,574.54)	$ (218,997.52)	$ (426,517.36)	$ (854,947.91)	$ (917,124.91)	$ (1,217,931.71)	$ (1,389,458.16)	$ (1,530,239.71)	$ (1,651,918.25)	$ (9,072,635.68)
	State Taxes	$ (192,400.00)	$ (200,096.00)	$ (208,099.84)	$ (216,423.83)	$ (225,080.79)	$ (357,667.17)	$ (470,508.48)	$ (571,858.02)	$ (777,907.17)	$ (869,116.20)	$ (942,628.01)	$ (1,006,714.61)	$ (6,038,500.12)
	Licensing & Legal	$ (25,000.00)	$ (25,000.00)	$ (1,025,000.00)	$ (325,000.00)	$ (1,625,000.00)	$ (1,525,000.00)	$ (25,000.00)	$ (325,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (5,000,000.00)
	Revenue	$ 468,000.00	$ 540,800.00	$ 562,432.00	$ 701,915.14	$ 729,991.74	$ 1,588,391.19	$ 2,266,493.05	$ 2,890,416.37	$ 4,726,439.04	$ 5,298,193.87	$ 5,767,465.71	$ 6,173,080.84	$ 31,713,598.95
	Reserve Funding	$ -	$ -	$ -	$ -	$ -	$ (3,278,801.60)	$ (1,478,775.00)	$ -	$ (1,101,872.60)	$ -	$ -	$ -	$ (5,857,249.20)
	Net Income	$ (405,900.00)	$ (358,351.00)	$ (1,358,203.94)	$ (561,462.79)	$ (1,880,693.71)	$ (1,252,832.62)	$ 357,395.40	$ 508,619.38	$ 2,124,389.80	$ 2,421,784.95	$ 2,664,908.74	$ 2,872,842.91	
	Running Total	$ (405,900.00)	$ (764,251.00)	$ (2,122,454.94)	$ (2,683,917.73)	$ (4,544,611.44)	$ (5,797,444.06)	$ (5,440,048.65)	$ (4,933,429.29)	$ (2,809,039.49)	$ (387,254.54)	$ 2,277,652.19	$ 5,150,295.10	
	Notes	$ -	$ -	$ -	Begin licensing process in ON, IN, WV, KY	Begin licensing process in VA	$ -		$ -	$ -	$ -	$ -	$ -	
		$ -	$ -	$ -	$ -	$ -	Launch in ON, IN	Launch in KY	$ -	Launch in VA	$ -	$ -	$ -	
Funds from Merge	$10,000,000	$8,594,100	$9,235,749	$7,877,545	$7,316,082	$5,455,389	$925,954	-$195,425	$311,194	$1,333,711	$3,755,496	$6,420,403	$9,293,046	

Ontario	Indiana	West Virginia	Kentucky	Virginia
100k legal	300k legal	400k legal	300k legal	300k legal
100k license	100k license	200k licenses	0 license (with skin)	300k license
15k annual	500k skin	400k skin	750k skin	no skin
	50k annual + 20% revenue	annual 20% revenue	annual 20% revenue	$200k every 3 years

# States		1	1	1	1	1	3	5	5	6	6	6	6	
Tennessee	Use of Proceeds	January 2024	February 2024	March 2024	April 2024	May 2024	June 2024	July 2024	August 2024	September 2024	October 2024	November 2024	December 2024	
	Operations	$ (442,500.00)	$ (455.775 00)	$ (464.890.50)	$ (511,379.55)	$ (521,607.14)	$ (177.346.43)	$ (111,728.25)	$ (113,962.81)	$ (96,868 39)	$ (98,805.76)	$ (100,781.88)	$ (102,797 51)	
	Marketing	$ (214 000.00)	$ (218 280 00)	$ (222 645.60)	$ (210 574.54)	$ (218.997.52)	$ (142 172.45)	$ (170 989.58)	$ (183 424.98)	$ (202 988 62)	$ (231 576.36)	$ (255 039.95)	$ (275 319.71)	
	State Taxes	$ (192,400.00)	$ (200,096 00)	$ (208,099.84)	$ (216,423.83)	$ (225,080.79)	$ (234,084 02)	$ (243,447.38)	$ (253,185.27)	$ (263,312 69)	$ (273,845.19)	$ (284,799.00)	$ (296,190 98)	
	Licensing & Legal	$ -	$ -	$ -	$ -	$ (750 000.00)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	
	Revenue	$ 468,000.00	$ 540.800 00	$ 562.432.00	$ 701,915.14	$ 729,991.74	$ 759,191.41	$ 789,559.07	$ 821,141.43	$ 1,067,483 86	$ 1,110,183.21	$ 1,154,590.54	$ 1,200,774.16	
	Reserve Funding	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	
	Notes expections from	$ (380,900 00)	$ (333,351 00)	$ (333,203.94)	$ (236,462.79)	$ (985,693.71)	$ 205,588.51	$ 263,393 86	$ 270,568.36	$ 504,314.16	$ 505,955 90	$ 513,989.71	$ 526,465.98	$ 520,645 05
Funds from Merger	$10,000,000	$9,619,100	$9,285,749	$8,952,545	$8,716,082	$7,730,389	$7,935,977	$8,199,371	$8,469,939	$8,974,253	$9,480,209	$9,994,179	$10,520,645	
Ontario	Use of Proceeds	January 2024	February 2024	March 2024	April 2024	May 2024	June 2024	July 2024	August 2024	September 2024	October 2024	November 2024	December 2024	
	Operations						$ (177 346.43)	$ (111 728.25)	$ (113 962.81)	$ (96 868 39)	$ (98 805.76)	$ (100 781 88)	$ (102 797 51)	
	Marketing						$ (142,172.45)	$ (170,989.58)	$ (183,424.98)	$ (202,988 62)	$ (231,576.36)	$ (255,039 95)	$ (275,319.71)	
	State Taxes	$ -	$ -	$ -	$ -	$ -	$ (101,991 99)	$ (134,722.23)	$ (180,164.44)	$ (230,310 00)	$ (256,240.80)	$ (265,236 55)	$ (274,554 52)	
	Licensing & Legal	$ -	$ -	$ (100,000.00)	$ -	$ (100,000.00)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	
	Revenue	$ -	$ -	$ -	$ -	$ -	$ 586,772 66	$ 758,387.30	$ 991,454.92	$ 1,250,208 00	$ 1,411,672.32	$ 1,459,780 01	$ 1,509,561 24	
	Reserve Funding	$ -	$ -	$ -	$ -	$ -	$ (2,266.488 60)	$ -	$ -	$ -	$ -	$ -	$ -	
	Notes expections from	$ -	$ -	$ (100,000.00)	$ -	$ (100,000 00)	$ (2,101,226.81)	$ 340,947 24	$ 513,902.69	$ 720,040 99	$ 825,049.40	$ 838,721.63	$ 856,889.50	$ 1 794 324 64
Funds from Merger	$10,000,000	$10,000,000	$10,000,000	$9,900,000	$9,900,000	$9,800,000	$7,698,773	$8,039,720	$8,553,623	$9,273,664	$10,098,714	$10,937,435	$11,794,325	
Indiana	Use of Proceeds	January 2024	February 2024	March 2024	April 2024	May 2024	June 2024	July 2024	August 2024	September 2024	October 2024	November 2024	December 2024	
	Operations						$ (177 346.43)	$ (111 728.25)	$ (113 962.81)	$ (96 868 39)	$ (98 805.76)	$ (100 781 88)	$ (102 797 51)	
	Marketing						$ (142.172.45)	$ (170,989.58)	$ (183,424.98)	$ (202,988 62)	$ (231,576.36)	$ (255,039 95)	$ (275,319.71)	
	State Taxes	$ -	$ -	$ -	$ -	$ -	$ (21 591.17)	$ (32 386.75)	$ (48 580.12)	$ (55 019 25)	$ (57 220.02)	$ (59 508 82)	$ (61 889.17)	
	Licensing & Legal	$ -	$ -	$ (300,000.00)	$ -	$ -	$ (750,000 00)	$ -	$ -	$ -	$ -	$ -	$ -	
	Revenue	$ -	$ -	$ -	$ -	$ -	$ 242.427.12	$ 363,640.68	$ 545,461.02	$ 965,250 00	$ 1,003,860.00	$ 1,044,014.40	$ 1,085,774 98	
	Reserve Funding	$ -	$ -	$ -	$ -	$ -	$ (1,010,113 00)	$ -	$ -	$ -	$ -	$ -	$ -	
	Notes expections from	$ -	$ -	$ (300,000 00)	$ -	$ -	$ (1,858,795 93)	$ 48,536.10	$ 199,493.10	$ 610,373.74	$ 616,257.86	$ 628,683.75	$ 645,768 58	$ 590,317.21
Funds from Merger	$10,000,000	$10,000,000	$10,000,000	$9,700,000	$9,700,000	$9,700,000	$7,841,204	$7,889,740	$8,089,233	$8,699,607	$9,315,865	$9,944,549	$10,590,317	

	Use of Proceeds	January 2024	February 2024	March 2024	April 2024	May 2024	June 2024	July 2024	August 2024	September 2024	October 2024	November 2024	December 2024	
West Virginia	Operations							$ (111,728.25)	$ (113,962.81)	$ (96,868.39)	$ (98,805.76)	$ (100,781.88)	$ (102,797 51)	
	Marketing							$ (170,989.58)	$ (183,424.98)	$ (202,988.62)	$ (231,576.36)	$ (255,039.95)	$ (275,319.71)	
	State Taxes	$ -	$ -	$ -	$ -	$ -	$ -	$ (35,534.17)	$ (53,301.26)	$ (81,440.54)	$ (96,660.00)	$ (100,526.40)	$ (104,547.46)	
	Licensing & Legal	$ -	$ -	$ (300,000.00)	$ -	$ -	$ (750,000.00)	$ -	$ -	$ -	$ -	$ -	$ -	
	Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ 183,551.95	$ 275,327.93	$ 427,878.38	$ 505,800.00	$ 526,032.00	$ 547,073 28	
	Reserve Funding	$ -	$ -	$ -	$ -	$ -	$ -	$ (764,799.80)	$ -	$ -	$ -	$ -	$ -	
	Notes expections from	$ -	$ -	$ (300,000.00)	$ -	$ -	$ (750,000 00)	$ (899,499 85)	$ (75,361.13)	$ 46,580.82	$ 78,757.88	$ 69,683.77	$ 64,408 60	$ (1,765,429 91)
Funds from Merger	$10,000,000	$10,000,000	$10,000,000	$9,700,000	$9,700,000	$9,700,000	$8,950,000	$8,050,500	$7,975,139	$8,021,720	$8,100,478	$8,170,161	$8,234,570	
Kentucky	Use of Proceeds	January 2024	February 2024	March 2024	April 2024	May 2024	June 2024	July 2024	August 2024	September 2024	October 2024	November 2024	December 2024	
	Operations							$ (111,728.25)	$ (113,962.81)	$ (96,868.39)	$ (98,805.76)	$ (100,781.88)	$ (102,797 51)	
	Marketing							$ (170,989.58)	$ (183,424.98)	$ (202,988.62)	$ (231,576.36)	$ (255,039.95)	$ (275,319.71)	
	State Taxes	$ -	$ -	$ -	$ -	$ -	$ -	$ (24,417.95)	$ (36,626.93)	$ (85,844.36)	$ (92,179.69)	$ (93,101.48)	$ (94,032 50)	
	Licensing & Legal	$ -	$ -	$ (300,000.00)	$ -	$ -	$ (750,000.00)	$ -	$ -	$ -	$ -	$ -	$ -	
	Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ 171 354.05	$ 257 031.07	$ 602 416.58	$ 646 875.00	$ 653 343.75	$ 659 877.19	
	Reserve Funding	$ -	$ -	$ -	$ -	$ -	$ -	$ (713,975.20)	$ -	$ -	$ -	$ -	$ -	
	Notes expections from	$ -	$ -	$ (300,000.00)	$ -	$ -	$ (750,000 00)	$ (849,756 94)	$ (76,983.65)	$ 216,715.20	$ 224,313.19	$ 204,420.44	$ 187,727.47	$ (1 143 564 29)
Funds from Merger	$10,000,000	$10,000,000	$10,000,000	$9,700,000	$9,700,000	$9,700,000	$8,950,000	$8,100,243	$8,023,259	$8,239,975	$8,464,288	$8,668,708	$8,856,436	
Virginia	Use of Proceeds	January 2024	February 2024	March 2024	April 2024	May 2024	June 2024	July 2024	August 2024	September 2024	October 2024	November 2024	December 2024	
	Operations									$ (96,868.39)	$ (98,805.76)	$ (100,781.88)	$ (102,797 51)	
	Marketing									$ (202,988.62)	$ (231,576.36)	$ (255,039.95)	$ (275,319.71)	
	State Taxes	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (61,980.33)	$ (92,970.50)	$ (139,455.75)	$ (175,500 00)	
	Licensing & Legal	$ -	$ -	$ -	$ (300,000 00)	$ -	$ -	$ -	$ (300,000.00)	$ -	$ -	$ -	$ -	
	Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 413,202.23	$ 619,803.34	$ 929,705.01	$ 1,170,000 00	
	Reserve Funding	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (1,101,872.60)	$ -	$ -	$ -	
	Notes expections from	$ -	$ -	$ -	$ (300,000.00)	$ -	$ -	$ -	$ (300,000 00)	$ (1,050,507.72)	$ 196,450.72	$ 434,427.43	$ 616,382.78	$ (403,246 80)
Funds from Merger	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,700,000	$9,700,000	$9,700,000	$9,700,000	$9,400,000	$8,349,492	$8,545,943	$8,980,370	$9,596,753	

		January 2024	February 2024	March 2024	April 2024	May 2024	June 2024	July 2024	August 2024	September 2024	October 2024	November 2024	December 2024
TOTAL	Operations	$ (442,500.00)	$ (455,775.00)	$ (464,890.50)	$ (511,379.55)	$ (521,607.14)	$ (532,039.28)	$ (558,641.25)	$ (569,814 07)	$ (581,210 35)	$ (592,834.56)	$ (604,691.25)	$ (616,785.08)
	Marketing	$ (214,000.00)	$ (218,280.00)	$ (222,645.60)	$ (210,574.54)	$ (218,997 52)	$ (426,517.36)	$ (854,947.91)	$ (917,124 91)	$ (1,217,931.71)	$ (1,389,458.16)	$ (1,530,239.71)	$ (1,651,918.25)
	State Taxes	$ (192,400.00)	$ (200,096.00)	$ (208,099.84)	$ (216,423.83)	$ (225,080.79)	$ (357,667.17)	$ (470,508.48)	$ (571,858 02)	$ (777,907.17)	$ (869,116.20)	$ (942,628.01)	$ (1,006,714.61)
	Licensing & Legal	$ -	$ -	$ (1,000,000.00)	$ (300,000.00)	$ (850,000 00)	$ (2,250,000.00)	$ -	$ (300,000 00)	$ -	$ -	$ -	$ -
	Revenue	$ 468 000.00	$ 540 800.00	$ 562 432.00	$ 701 915.14	$ 729 991.74	$ 1 588 391.19	$ 2 266 493.05	$ 2 890 416 37	$ 4 726 439 04	$ 5 298 193.87	$ 5 767 465.71	$ 6 173 060.84
	Reserve Funding	$ -	$ -	$ -	$ -	$ -	$ (3 276 601.60)	$ (1 478 775.00)	$ -	$ (1 101 872 60)	$ -	$ -	$ -
CTROL	Operations	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	Marketing	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	State Taxes	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	Licensing & Legal	$ 25 000.00	$ 25 000.00	$ 25 000.00	$ 25 000.00	$ 775 000 00	$ (725 000.00)	$ 25 000.00	$ 25 000 00	$ 25 000 00	$ 25 000.00	$ 25 000.00	$ 25 000.00
	Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	Reserve Funding	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Assumptions

Sports Bettting Assumptions	Growth Rate / Contstant		iGaming Assuptions	Growth Rate / Contstant	
SPORTS BETTING HANDLE	GROWTH RATE / CONSTANT		IGAMING HANDLE	GROWTH RATE / CONSTANT	
Initial ON Handle Monthly		$1,000,000	Initial ON Handle Monthly		$1,000,000
Initial IN Handle Monthly		$3,000,000	Initial IN Handle Monthly	N/A	
Initial WV Handle Monthly		$2,000,000	Initial WV Handle Monthly		$1,250,000
Initial VA Handle Monthly		$4,000,000			
Initial KY Handle Monthly		$4,000,000	Initial FL Handle Monthly		$0
TN 2025 Growth Rate		1%	N/A	N/A	
Long Term Handle Growth		4%	Long Term Handle Growth		3%
New State Fast Growth (months 3-12)		6%	New State Fast Growth (months 3-12)		6%
New State Immediate Growth (1-3 mc		50%	New State Handle Growth (1-3 months)		20%
Statewide Monthly Handle in ON	$	466,000,000.00	Monthly Handle in ON	$	387,000,000.00
Statewide Monthly Handle in IN	$	429,000,000.00			
Statewide Monthly Handle in WV	$	20,000,000.00	Monthly Handle in WV	$	320,000,000.00
Statewide Monthly Handle in VA	$	520,000,000.00			
Statewide Monthly Handle in KY	$	250,000,000.00			
Estimated ZenSports market share after 3 months of (high-growth)		3%	Estimated ZenSports market share after 3 months of (high-growth) operations		3%
SPORTS BET HOLD % / REVENUE	GROWTH RATE / CONSTANT		IGAMING HOLD % / REVENUE	GROWTH RATE / CONSTANT	
Current Hold %		0.00%	Base iGaming Hold %		6%
SportRadar Integration		4.00%	Better iGames/Optimization		1%
Sportsbook Management Software		0.50%			
Parlay Logic Imprivement		0.50%			
UX/UI ZenSports Redesign		1.00%			
Same Game Parlays, Live Betting (ga		1.50%			
OPERATING ASSUMPTIONS	GROWTH RATE / CONSTANT				
Current Base Operating Expenses		$442,500			
Increase -> % of Gaming Revenue		20.00%			
Increase -> No New State Launch		2.00%			
MARKETNG ASSUMPTIONS	GROWTH RATE / CONSTANT				
Increase -> % of revenue		30.00%			
VIP Program Monthly Growth		2.00%			

TAX ASSUMPTIONS	GROWTH RATE / CONSTANT		iGaming Assuptions	Growth Rate / Contstant	
TN Tax Rate (% of betting handle)		1.85%	N/A	N/A	
IN Tax Rate: (% of revenue)		9.50%	N/A	N/A	
ON Tax Rate (% of revenue)		20.00%	N/A	N/A	
VA Tax Rate (% of revenue)		15.00%	ON Tax Rate (% of revenue)		20%
WV Tax Rate (% of revenue)		10.00%	WV Tax Rate (% of revenue)		15.00%
KY Tax Rate		14.25%			
LEGAL/LICENSING ASSUMPTIONS	**GROWTH RATE / CONSTANT**		**iGaming Assuptions**	**Growth Rate / Contstant**	
Indiana Skin Agreement Cost	$	(750,000.00)	N/A	N/A	
Indiana Annual License Costs	$	(50,000.00)	N/A	N/A	
Ontario Initial Launch Costs	$	(100,000.00)	Ontario Initial Launch Costs	$	(100,000.00)
Ontario Annual Costs	$	15,000.00	Ontario Annual Costs	$	15,000.00
Kentucky Skin Agreement / License Costs	$	(750,000.00)			
Kentucky Annual Costs	$	(50,000.00)			
West Virginia License Cost	$	-	West Virginia License Cost	$	-
West Virginia Skin Agreement Cost	$	(750,000.00)	West Virginia Skin Agreement Cost	same as b48	
West Virginia Annual Costs (5)	$	(200,000.00)			
Virginia Skin/License	$	(300,000.00)			
TN Annual Costs	$	(750,000.00)	N/A	N/A	
Reserve Account % of handle on launch r		20%			

NOTE: These costs are amortized in the pro-forma statementt over 3 months. All states require some level of annual payment to continue operations, in addition to the taxes in the pro-forma.

NOTE: The costs outlined in this pro-forma are based on our best understanding. It might be most helpful to view each state as a placeholder (to show the releative costs/economic potential) but without an absolute commitment to the state specified.

NOTE: Reserve account funds are needed from a perspective of capital, but is solely a regulatory requirement. These funds will not be used for operations, and will be replaced over time with revenue.

Pro Forma

Date	June 2023	July 2023	August 2023	September 2023	Oct. 2023	Nov. 2023	Dec. 2023	2023 Annual
State Launches								
Licensing and Legal								
Product Improvements								
Marketing Levers								
Sports Betting Handle	$ 314,690.00	$ 1,896,404.00	$ 3,297,912.00	$ 9,279,204.00	$ 9,924,036.00	$ 10,000,000.00	$ 10,000,000.00	$ 44,712,246.00
Tennessee	$ 314,690.00	$ 1,896,404.00	$ 3,297,912.00	$ 9,279,204.00	$ 9,924,036.00	$ 10,000,000.00	$ 10,000,000.00	$ 44,712,246.00
Ontario								$ -
Indiana								$ -
West Virginia								$ -
Kentucky								$ -
Virginia								$ -
iGaming Handle	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Ontario								$ -
West Virginia								$ -
Sports Betting Revenue	$ (28,916.00)	$ 44,446.00	$ (27,370.00)	$ 39,975.00	$ (153,707.00)	$ (250,000.00)	$ -	$ (375,572.00)
Tennessee	$ (28,916.00)	$ 44,446.00	$ (27,370.00)	$ 39,975.00	$ (153,707.00)	$ (250,000.00)	$ 120,000.00	$ (255,572.00)
Ontario								$ -
Indiana	$ -	$ -						$ -
West Virginia								$ -
Kentucky								$ -
Virginia								$ -
iGaming Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Ontario								$ -
West Virginia								$ -
Net Gaming Revenue	$ (28,916.00)	$ 44,446.00	$ (27,370.00)	$ 39,975.00	$ (153,707.00)	$ (250,000.00)	$ -	$ (375,572.00)
Expenses								$ -
Operations	$ (402,500.00)	$ (402,500.00)	$ (402,500.00)	$ (402,500.00)	$ (402,500.00)	$ (442,500.00)	$ (442,500.00)	$ (2,897,500.00)
Operating Vendors	$ (75,000.00)	$ (75,000.00)	$ (75,000.00)	$ (75,000.00)	$ (75,000.00)	$ (75,000.00)	$ (75,000.00)	$ (525,000.00)
Payroll	$ (290,000.00)	$ (290,000.00)	$ (290,000.00)	$ (290,000.00)	$ (290,000.00)	$ (330,000.00)	$ (330,000.00)	$ (2,110,000.00)
Insurance	$ (37,500.00)	$ (37,500.00)	$ (37,500.00)	$ (37,500.00)	$ (37,500.00)	$ (37,500.00)	$ (37,500.00)	$ (262,500.00)
iGaming Licensing								$ -
Marketing	$ (92,176.20)	$ (218,712.32)	$ (330,832.96)	$ (842,336.32)	$ (893,922.88)	$ (600,000.00)	$ (200,000.00)	$ (3,177,979.68)
Paid Media Branding	$ (67,000.00)	$ (67,000.00)	$ (67,000.00)	$ (100,000.00)	$ (100,000.00)	$ (50,000.00)	$ (50,000.00)	$ (501,000.00)
ZenSports Rewards Program	$ (25,175.20)	$ (151,712.32)	$ (263,832.96)	$ (742,336.32)	$ (793,922.88)	$ (350,000.00)	$ -	$ (2,326,979.68)
VIP Program	$ -	$ -	$ -	$ -	$ -	$ (50,000.00)	$ (50,000.00)	$ (100,000.00)
Promotional Bonuses	$ -	$ -	$ -	$ -	$ -	$ (150,000.00)	$ (100,000.00)	$ (250,000.00)
Taxes	$ (5,821.77)	$ (35,083.47)	$ (61,011.37)	$ (171,665.27)	$ (183,594.67)	$ (185,000.00)	$ (185,000.00)	$ (827,176.55)
Tennessee	$ (5,821.77)	$ (35,083.47)	$ (61,011.37)	$ (171,665.27)	$ (183,594.67)	$ (185,000.00)	$ (185,000.00)	$ (827,176.55)
Ontario								$ -
Indiana								$ -
West Virginia								$ -
Kentucky								$ -
Virginia								$ -
Compliance	$ (72,500.00)	$ (72,500.00)	$ (72,500.00)	$ (72,500.00)	$ (72,500.00)	$ (72,500.00)	$ (87,500.00)	$ (522,500.00)
Existing Legal Expenses	$ (10,000.00)	$ (10,000.00)	$ (10,000.00)	$ (10,000.00)	$ (10,000.00)	$ (10,000.00)	$ (25,000.00)	$ (85,000.00)
Tennessee	$ (62,500.00)	$ (62,500.00)	$ (62,500.00)	$ (62,500.00)	$ (62,500.00)	$ (62,500.00)	$ (62,500.00)	$ (437,500.00)
Ontario	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Indiana	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
West Virginia								$ -
Kentucky								$ -
Virginia								$ -
Reserve Account Funding	$ -	$ -	$ (850,000.00)	$ -	$ -	$ -	$ -	$ (850,000.00)
Tennessee			$ (850,000.00)					$ (850,000.00)
Ontario								$ -
Indiana								$ -
West Virginia								$ -
Kentucky								$ -
Virginia								$ -
Revenue								$ (375,572.00)
Expenses								$ (8,275,156.23)
Net Margin								$ (8,650,728.23)
NOTE Reserve account funds are needed from a perspective of capital, but is solely a regulatory requirement. These funds will not be used for operations, and will be replaced over time with								

Date	Jan. 2024	Feb. 2024	Mar. 2024	April 2024	May 2024	June 2024	July 2024	August 2024	Sept. 2024	Oct.2024	Nov. 2024	Dec. 2024
State Launches						Launch in ON, IN	Launch in WV, KY		Launch in VA			
Licensing and Legal				Begin licensing process in ON, IN, WV, KY	Begin licensing process in VA							
Product Improvements	Sportsbook Management	Parlay Logic Update		ZenSports UX Redesign					Live Betting			
Marketing Levers												
Sports Betting Handle	$ 10,400,000.00	$ 10,816,000.00	$ 11,248,640.00	$ 11,698,585.60	$ 12,166,529.02	$ 22,271,104.18	$ 27,831,233.79	$ 35,693,564.50	$ 41,634,469.37	$ 43,326,442.85	$ 45,059,500.56	$ 46,861,880.59
Tennessee	$ 10,400,000.00	$ 10,816,000.00	$ 11,248,640.00	$ 11,698,585.60	$ 12,166,529.02	$ 12,653,190.18	$ 13,159,317.79	$ 13,685,690.50	$ 14,233,118.12	$ 14,802,442.85	$ 15,394,540.56	$ 16,010,322.19
Ontario						$ 4,567,349.00	$ 6,851,023.50	$ 10,276,535.25	$ 13,980,000.00	$ 14,539,200.00	$ 15,120,768.00	$ 15,725,598.72
Indiana						$ 5,050,565.00	$ 7,575,847.50	$ 11,363,771.25	$ 12,870,000.00	$ 13,384,800.00	$ 13,920,192.00	$ 14,476,999.68
West Virginia							$ 245,045.00	$ 367,567.50	$ 551,351.25	$ 600,000.00	$ 624,000.00	$ 648,960.00
Kentucky							$ 3,569,876.00	$ 5,354,814.00	$ 8,032,221.00	$ 8,625,000.00	$ 8,711,250.00	$ 8,798,362.50
Virginia									$ 5,509,363.00	$ 8,264,044.50	$ 12,396,066.75	$ 15,600,000.00
iGaming Handle	$ -	$ -	$ -	$ -	$ -	$ 6,765,094.00	$ 11,697,066.80	$ 15,110,166.36	$ 19,662,646.50	$ 23,532,000.00	$ 24,333,960.00	$ 25,163,818.80
Ontario						$ 6,765,094.00	$ 8,118,112.80	$ 9,741,735.36	$ 11,610,000.00	$ 13,932,000.00	$ 14,349,960.00	$ 14,780,458.80
West Virginia							$ 3,578,954.00	$ 5,368,431.00	$ 8,052,646.50	$ 9,600,000.00	$ 9,984,000.00	$ 10,383,360.00
Sports Betting Revenue	$ 468,000.00	$ 540,800.00	$ 562,432.00	$ 701,915.14	$ 729,991.74	$ 1,182,485.55	$ 1,607,616.49	$ 2,048,227.56	$ 3,643,312.00	$ 4,001,473.87	$ 4,427,236.11	$ 4,787,832.04
Tennessee	$ 468,000.00	$ 540,800.00	$ 562,432.00	$ 701,915.14	$ 729,991.74	$ 759,191.41	$ 789,559.07	$ 821,141.43	$ 1,067,483.86	$ 1,110,183.21	$ 1,154,590.54	$ 1,200,774.16
Ontario				$ -	$ -	$ 180,887.02	$ 271,300.53	$ 406,950.80	$ 553,608.00	$ 575,752.32	$ 598,782.41	$ 622,733.71
Indiana					$ -	$ 242,427.12	$ 363,640.68	$ 545,461.02	$ 965,250.00	$ 1,003,860.00	$ 1,044,014.40	$ 1,085,774.98
West Virginia					$ -	$ -	$ 11,762.16	$ 17,643.24	$ 41,351.34	$ 45,000.00	$ 46,800.00	$ 48,672.00
Kentucky							$ 171,354.05	$ 257,031.07	$ 602,416.58	$ 646,875.00	$ 653,343.75	$ 659,877.19
Virginia								$ -	$ 413,202.23	$ 619,803.34	$ 929,705.01	$ 1,170,000.00
iGaming Revenue	$ -	$ -	$ -	$ -	$ -	$ 405,905.64	$ 658,876.56	$ 842,188.81	$ 1,083,127.03	$ 1,296,720.00	$ 1,340,229.60	$ 1,385,228.81
Ontario		$ -	$ -	$ -	$ -	$ 405,905.64	$ 487,086.77	$ 584,504.12	$ 696,600.00	$ 835,920.00	$ 860,997.60	$ 886,827.53
West Virginia				$ -	$ -	$ -	$ 171,789.79	$ 257,684.69	$ 386,527.03	$ 460,800.00	$ 479,232.00	$ 498,401.28
Net Gaming Revenue	$ 468,000.00	$ 540,800.00	$ 562,432.00	$ 701,915.14	$ 729,991.74	$ 1,588,391.19	$ 2,266,493.05	$ 2,890,416.37	$ 4,726,439.04	$ 5,298,193.87	$ 5,767,465.71	$ 6,173,060.84
Expenses												
Operations	$ (442,500.00)	$ (455,775.00)	$ (464,890.50)	$ (511,379.65)	$ (521,607.14)	$ (532,039.28)	$ (558,641.26)	$ (569,814.07)	$ (581,210.35)	$ (592,834.56)	$ (604,691.25)	$ (616,785.08)
Operating Vendors	$ (75,000.00)	$ (71,106.75)	$ (72,656.39)	$ (80,559.52)	$ (82,298.21)	$ (81,946.68)	$ (77,969.01)	$ (79,868.39)	$ (77,555.76)	$ (79,531.88)	$ (81,547.51)	$ (83,603.46)
Payroll	$ (330,000.00)	$ (347,168.25)	$ (354,734.12)	$ (393,320.03)	$ (401,808.93)	$ (400,092.61)	$ (380,672.24)	$ (389,945.68)	$ (378,654.59)	$ (388,302.69)	$ (398,143.74)	$ (408,181.61)
Insurance	$ (37,500.00)	$ (37,500.00)	$ (37,500.00)	$ (37,500.00)	$ (37,500.00)	$ (50,000.00)	$ (75,000.00)	$ (75,000.00)	$ (100,000.00)	$ (100,000.00)	$ (100,000.00)	$ (100,000.00)
iGaming Licensing							$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)
Marketing	$ (214,000.00)	$ (218,280.00)	$ (222,645.60)	$ (210,574.64)	$ (218,997.52)	$ (426,617.38)	$ (854,947.91)	$ (917,124.91)	$ (1,217,931.71)	$ (1,389,458.16)	$ (1,530,239.71)	$ (1,651,918.28)
Paid Media Branding	$ (60,000.00)	$ (61,200.00)	$ (62,424.00)	$ 45,780.02	$ 42,484.13	$ (86,591.21)	$ (508,223.24)	$ (466,382.84)	$ (758,174.80)	$ (920,506.11)	$ (1,051,908.62)	$ (1,164,020.54)
ZenSports Rewards Program	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
VIP Program	$ (52,000.00)	$ (53,040.00)	$ (54,100.80)	$ (86,561.28)	$ (88,292.51)	$ (114,780.26)	$ (117,075.86)	$ (152,198.62)	$ (155,242.59)	$ (158,347.45)	$ (161,514.39)	$ (164,744.68)
Promotional Bonuses	$ (102,000.00)	$ (104,040.00)	$ (106,120.80)	$ (169,793.28)	$ (173,189.15)	$ (225,145.89)	$ (229,648.81)	$ (298,543.45)	$ (304,514.32)	$ (310,604.60)	$ (316,816.70)	$ (323,153.03)
Taxes	$ (192,400.00)	$ (200,096.00)	$ (208,099.84)	$ (216,423.83)	$ (225,080.79)	$ (357,667.17)	$ (470,508.48)	$ (571,858.02)	$ (777,907.17)	$ (869,116.20)	$ (942,629.01)	$ (1,006,714.61)
Tennessee	$ (192,400.00)	$ (200,096.00)	$ (208,099.84)	$ (216,423.83)	$ (225,080.79)	$ (234,084.02)	$ (243,447.38)	$ (253,185.27)	$ (263,312.69)	$ (273,845.19)	$ (284,799.00)	$ (296,190.96)
Ontario				$ -	$ -	$ (101,991.99)	$ (134,722.23)	$ (180,164.44)	$ (230,310.00)	$ (256,240.80)	$ (265,238.55)	$ (274,554.52)
Indiana				$ -	$ -	$ (21,591.17)	$ (32,388.75)	$ (48,580.12)	$ (55,019.25)	$ (57,220.02)	$ (59,508.82)	$ (61,889.17)
West Virginia					$ -	$ -	$ (35,534.17)	$ (53,301.26)	$ (81,440.54)	$ (96,660.00)	$ (100,526.40)	$ (104,547.46)
Kentucky							$ (24,417.95)	$ (36,626.93)	$ (85,844.36)	$ (92,179.69)	$ (93,101.48)	$ (94,032.50)
Virginia								$ -	$ (61,980.33)	$ (92,970.50)	$ (139,455.75)	$ (175,500.00)
Compliance	$ (87,500.00)	$ (87,500.00)	$ (179,166.67)	$ (204,166.67)	$ (275,000.00)	$ (400,000.00)	$ (400,000.00)	$ (425,000.00)	$ (425,000.00)	$ (425,000.00)	$ (425,000.00)	$ (425,000.00)
Existing Legal Expenses	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)
Tennessee	$ (62,500.00)	$ (62,500.00)	$ (62,500.00)	$ (62,500.00)	$ (62,500.00)	$ (62,500.00)	$ (62,500.00)	$ (62,500.00)	$ (62,500.00)	$ (62,500.00)	$ (62,500.00)	$ (62,500.00)
Ontario			$ (8,333.33)	$ (8,333.33)	$ (16,666.67)	$ (16,666.67)	$ (16,666.67)	$ (16,666.67)	$ (16,666.67)	$ (16,666.67)	$ (16,666.67)	$ (16,666.67)
Indiana			$ (25,000.00)	$ (25,000.00)	$ (87,500.00)	$ (87,500.00)	$ (87,500.00)	$ (87,500.00)	$ (87,500.00)	$ (87,500.00)	$ (87,500.00)	$ (87,500.00)
West Virginia			$ (33,333.33)	$ (33,333.33)	$ (33,333.33)	$ (95,833.33)	$ (95,833.33)	$ (95,833.33)	$ (95,833.33)	$ (95,833.33)	$ (95,833.33)	$ (95,833.33)
Kentucky			$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (87,500.00)	$ (87,500.00)	$ (87,500.00)	$ (87,500.00)	$ (87,500.00)	$ (87,500.00)	$ (87,500.00)
Virginia				$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (50,000.00)	$ (50,000.00)	$ (50,000.00)	$ (50,000.00)	$ (50,000.00)
Reserve Account Funding	$ -	$ -	$ -	$ -	$ -	$ (3,276,601.60)	$ (1,478,775.00)	$ -	$ (1,101,872.60)	$ -	$ -	$ -
Tennessee												
Ontario				$ -		$ (2,266,488.60)						
Indiana					$ -	$ (1,010,113.00)						
West Virginia					$ -		$ (764,799.80)					
Kentucky							$ (713,975.20)					
Virginia								$ -	$ (1,101,872.60)			
Revenue												
Expenses												
Net Margin												
NOTE: Reserve account funds are needed from a perspective of capital, but is solely a regulatory requirement. These funds will not be used for operations, and will be replaced over time with												

Date	2024 Annual	January 2025	February 2025	March 2025	April 2025	May 2025	June 2025
State Launches							
Licensing and Legal							
Product Improvements							
Marketing Levers							
Sports Betting Handle	$ 319,007,950.48	$ 48,736,355.81	$ 50,685,810.04	$ 52,713,242.44	$ 54,821,772.14	$ 57,014,643.03	$ 59,295,228.75
Tennessee	$ 156,268,376.83	$ 16,650,735.07	$ 17,316,764.48	$ 18,009,435.06	$ 18,729,812.46	$ 19,479,004.96	$ 20,258,165.15
Ontario	$ 81,060,474.47	$ 16,354,622.67	$ 17,008,807.58	$ 17,689,159.88	$ 18,396,726.27	$ 19,132,595.32	$ 19,897,899.14
Indiana	$ 78,842,175.43	$ 15,056,079.67	$ 15,658,322.85	$ 16,284,655.77	$ 16,936,042.00	$ 17,613,483.68	$ 18,318,023.03
West Virginia	$ 3,036,923.75	$ 674,918.40	$ 701,915.14	$ 729,991.74	$ 759,191.41	$ 789,559.07	$ 821,141.43
Kentucky	$ 43,091,523.50	$ 8,886,346.13	$ 8,975,209.59	$ 9,064,961.68	$ 9,155,611.30	$ 9,247,167.41	$ 9,339,639.09
Virginia	$ 41,769,474.25	$ 16,224,000.00	$ 16,872,960.00	$ 17,547,878.40	$ 18,249,793.54	$ 18,979,785.28	$ 19,738,976.69
iGaming Handle	$ 126,264,752.46	$ 26,022,566.96	$ 26,911,230.92	$ 27,830,874.27	$ 28,782,599.17	$ 29,767,547.77	$ 30,786,903.66
Ontario	$ 79,297,360.96	$ 15,223,872.56	$ 15,680,588.74	$ 16,151,006.40	$ 16,635,536.60	$ 17,134,602.69	$ 17,648,640.77
West Virginia	$ 46,967,391.50	$ 10,798,694.40	$ 11,230,642.18	$ 11,679,867.86	$ 12,147,062.58	$ 12,632,945.08	$ 13,138,262.88
Sports Betting Revenue	$ 24,701,322.50	$ 5,538,502.65	$ 5,740,048.47	$ 5,949,456.19	$ 6,167,038.27	$ 6,393,119.68	$ 6,628,038.34
Tennessee	$ 9,906,062.57	$ 1,248,805.13	$ 1,298,757.34	$ 1,350,707.63	$ 1,404,735.93	$ 1,460,925.37	$ 1,519,362.39
Ontario	$ 3,209,994.79	$ 1,226,596.70	$ 1,275,660.57	$ 1,326,686.99	$ 1,379,754.47	$ 1,434,944.65	$ 1,492,342.44
Indiana	$ 5,250,428.20	$ 1,129,205.98	$ 1,174,374.21	$ 1,221,349.18	$ 1,270,203.15	$ 1,321,011.28	$ 1,373,851.73
West Virginia	$ 211,228.74	$ 50,618.88	$ 52,643.64	$ 54,749.38	$ 56,939.36	$ 59,216.93	$ 61,585.61
Kentucky	$ 2,990,897.63	$ 666,475.96	$ 673,140.72	$ 679,872.13	$ 686,670.85	$ 693,537.56	$ 700,472.93
Virginia	$ 3,132,710.57	$ 1,216,800.00	$ 1,265,472.00	$ 1,316,090.88	$ 1,368,734.52	$ 1,423,483.90	$ 1,480,423.25
iGaming Revenue	$ 7,012,276.45	$ 1,431,769.69	$ 1,479,906.15	$ 1,529,694.04	$ 1,581,191.20	$ 1,634,457.53	$ 1,689,555.06
Ontario	$ 4,757,841.66	$ 913,432.35	$ 940,835.32	$ 969,060.38	$ 998,132.20	$ 1,028,076.16	$ 1,058,918.45
West Virginia	$ 2,254,434.79	$ 518,337.33	$ 539,070.82	$ 560,633.66	$ 583,059.00	$ 606,381.38	$ 630,636.62
Net Gaming Revenue	$ 31,713,598.95	$ 6,970,272.33	$ 7,219,954.62	$ 7,479,150.23	$ 7,748,229.47	$ 8,027,577.20	$ 8,317,593.40
Expenses	$ -						
Operations	$ (6,452,168.04)	$ (1,044,064.47)	$ (1,093,990.92)	$ (1,146,830.06)	$ (1,199,646.69)	$ (1,255,515.44)	$ (1,313,518.68)
Operating Vendors	$ (943,643.57)	$ (156,239.26)	$ (164,728.46)	$ (173,541.11)	$ (182,689.80)	$ (192,187.62)	$ (202,048.18)
Payroll	$ (4,571,024.48)	$ (762,815.21)	$ (804,262.47)	$ (847,288.94)	$ (891,956.09)	$ (938,327.82)	$ (986,470.51)
Insurance	$ (787,500.00)	$ (100,000.00)	$ (100,000.00)	$ (100,000.00)	$ (100,000.00)	$ (100,000.00)	$ (100,000.00)
iGaming Licensing	$ (150,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)
Marketing	$ (9,072,635.68)	$ (1,841,061.70)	$ (1,915,986.39)	$ (1,993,745.07)	$ (2,074,460.04)	$ (2,158,273.16)	$ (2,245,270.02)
Paid Media Branding	$ (5,051,167.22)	$ (1,343,426.03)	$ (1,408,377.61)	$ (1,475,984.11)	$ (1,546,352.67)	$ (1,619,594.66)	$ (1,696,825.95)
ZenSports Rewards Program	$ -	$ -	$ -	$ -	$ -	$ -	$ -
VIP Program	$ (1,357,898.44)	$ (168,039.58)	$ (171,400.37)	$ (174,828.37)	$ (178,324.94)	$ (181,891.44)	$ (185,529.27)
Promotional Bonuses	$ (2,663,570.02)	$ (329,616.09)	$ (336,208.41)	$ (342,932.58)	$ (349,791.23)	$ (356,787.06)	$ (363,922.80)
Taxes	$ (6,038,500.12)	$ (1,042,031.97)	$ (1,080,335.93)	$ (1,119,250.03)	$ (1,159,659.99)	$ (1,201,613.67)	$ (1,245,171.23)
Tennessee	$ (2,890,964.87)	$ (308,038.60)	$ (320,360.14)	$ (333,174.55)	$ (346,501.53)	$ (360,361.59)	$ (374,776.06)
Ontario	$ (1,443,220.52)	$ (284,206.46)	$ (294,204.57)	$ (304,561.50)	$ (315,290.37)	$ (326,404.78)	$ (337,918.86)
Indiana	$ (336,195.30)	$ (64,364.74)	$ (66,888.33)	$ (69,616.90)	$ (72,401.58)	$ (75,297.64)	$ (78,309.55)
West Virginia	$ (472,009.83)	$ (108,729.35)	$ (113,078.53)	$ (117,601.67)	$ (122,305.74)	$ (127,197.97)	$ (132,285.88)
Kentucky	$ (426,202.81)	$ (94,972.82)	$ (95,922.55)	$ (96,881.78)	$ (97,850.60)	$ (98,829.10)	$ (99,817.39)
Virginia	$ (469,906.59)	$ (182,520.00)	$ (189,820.80)	$ (197,413.63)	$ (205,310.18)	$ (213,522.58)	$ (222,063.49)
Compliance	$ (3,758,333.33)	$ (425,000.00)	$ (425,000.00)	$ (183,833.33)	$ (183,833.33)	$ (118,416.34)	$ (122,083.33)
Existing Legal Expenses	$ (300,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)
Tennessee	$ (750,000.00)	$ (62,500.00)	$ (62,500.00)	$ (62,500.00)	$ (62,500.00)	$ (62,500.00)	$ (62,500.00)
Ontario	$ (150,000.00)	$ (16,666.67)	$ (16,666.67)	$ (8,333.33)	$ (8,333.33)	$ (1,250.00)	$ (1,250.00)
Indiana	$ (750,000.00)	$ (87,500.00)	$ (87,500.00)	$ (62,500.00)	$ (62,500.00)	$ (4,166.67)	$ (4,166.67)
West Virginia	$ (770,833.33)	$ (95,833.33)	$ (95,833.33)	$ 62,000.33	$ 62,000.33	62,000.33	
Kentucky	$ (687,500.00)	$ (87,500.00)	$ (87,500.00)	$ (62,500.00)	$ (62,500.00)	$ (62,500.00)	$ (4,166.67)
Virginia	$ (350,000.00)	$ (50,000.00)	$ (50,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)
Reserve Account Funding	$ (5,857,249.20)	$ -	$ -	$ -	$ -	$ -	$ -
Tennessee	$ -						
Ontario	$ (2,266,488.60)						
Indiana	$ (1,010,113.00)						
West Virginia	$ (764,799.80)						
Kentucky	$ (713,975.20)						
Virginia	$ (1,101,872.60)						
Revenue	$ 31,713,598.95						
Expenses	$ (25,321,637.18)						
Net Margin	$ 6,391,961.77						
NOTE: Reserve account funds are needed from a perspective of capital, but is solely a regulatory requirement. These funds will not be used for operations, and will be replaced over time with							

Date	July 2025	August 2025	September 2025	October 2025	November 2025	December 2025	2025 Annual
State Launches							
Licensing and Legal							
Product Improvements							
Marketing Levers							
Sports Betting Handle	$ 61,667,037.90	$ 64,133,719.41	$ 66,699,068.19	$ 69,367,030.92	$ 72,141,712.15	$ 75,027,380.64	$ 732,303,001.42
Tennessee	$ 21,068,491.76	$ 21,911,231.43	$ 22,787,680.69	$ 23,699,187.92	$ 24,647,155.43	$ 25,633,041.65	$ 250,190,708.04
Ontario	$ 20,693,815.10	$ 21,521,567.71	$ 22,382,430.42	$ 23,277,727.63	$ 24,208,836.74	$ 25,177,190.21	$ 245,741,378.66
Indiana	$ 19,050,743.95	$ 19,812,773.70	$ 20,605,284.65	$ 21,429,496.04	$ 22,286,675.88	$ 23,178,142.92	$ 228,229,724.13
West Virginia	$ 853,987.09	$ 888,146.57	$ 923,672.43	$ 960,619.33	$ 999,044.10	$ 1,039,005.87	$ 10,141,192.58
Kentucky	$ 9,433,035.48	$ 9,527,365.83	$ 9,622,639.49	$ 9,718,865.88	$ 9,816,054.54	$ 9,914,215.09	$ 112,701,111.51
Virginia	$ 20,528,535.76	$ 21,349,677.19	$ 22,203,664.27	$ 23,091,810.84	$ 24,015,483.28	$ 24,976,102.61	$ 243,778,667.85
iGaming Handle	$ 31,841,893.40	$ 32,933,788.13	$ 34,063,905.23	$ 35,233,609.97	$ 36,444,317.37	$ 37,697,493.94	$ 378,316,730.79
Ontario	$ 18,178,100.00	$ 18,723,443.00	$ 19,285,146.29	$ 19,863,700.68	$ 20,459,611.70	$ 21,073,400.05	$ 216,057,648.47
West Virginia	$ 13,663,793.40	$ 14,210,345.14	$ 14,778,758.94	$ 15,369,909.30	$ 15,984,705.67	$ 16,624,093.90	$ 162,258,081.32
Sports Betting Revenue	$ 6,872,145.68	$ 7,125,807.18	$ 7,389,402.90	$ 7,663,328.07	$ 7,947,993.75	$ 8,243,827.38	$ 81,658,708.56
Tennessee	$ 1,580,136.88	$ 1,643,342.36	$ 1,709,076.05	$ 1,777,439.09	$ 1,848,536.66	$ 1,922,478.12	$ 18,764,302.95
Ontario	$ 1,552,036.13	$ 1,614,117.58	$ 1,678,682.28	$ 1,745,829.57	$ 1,815,662.76	$ 1,888,289.27	$ 18,430,603.40
Indiana	$ 1,428,805.80	$ 1,485,958.03	$ 1,545,396.35	$ 1,607,212.20	$ 1,671,500.69	$ 1,738,360.72	$ 16,967,229.31
West Virginia	$ 64,049.03	$ 66,610.99	$ 69,275.43	$ 72,046.45	$ 74,928.31	$ 77,925.44	$ 760,589.44
Kentucky	$ 707,477.66	$ 714,552.44	$ 721,697.96	$ 728,914.94	$ 736,204.09	$ 743,566.13	$ 8,452,583.36
Virginia	$ 1,539,640.18	$ 1,601,225.79	$ 1,665,274.82	$ 1,731,885.81	$ 1,801,161.25	$ 1,873,207.70	$ 18,283,400.09
iGaming Revenue	$ 1,746,548.08	$ 1,805,503.15	$ 1,866,489.21	$ 1,929,577.69	$ 1,994,842.57	$ 2,062,360.51	$ 20,751,894.87
Ontario	$ 1,090,686.00	$ 1,123,406.58	$ 1,157,108.78	$ 1,191,822.04	$ 1,227,576.70	$ 1,264,404.00	$ 12,963,458.97
West Virginia	$ 655,862.08	$ 682,096.57	$ 709,380.43	$ 737,755.65	$ 767,265.87	$ 797,956.51	$ 7,788,435.90
Net Gaming Revenue	$ 8,618,693.77	$ 8,931,310.33	$ 9,255,892.10	$ 9,592,905.76	$ 9,942,836.32	$ 10,306,187.89	$ 102,410,603.43
Expenses							$ -
Operations	$ (1,373,738.76)	$ (1,436,262.07)	$ (1,501,178.42)	$ (1,568,581.15)	$ (1,638,567.26)	$ (1,711,237.58)	$ (16,282,120.69)
Operating Vendors	$ (212,285.59)	$ (222,914.55)	$ (233,950.33)	$ (245,408.80)	$ (257,306.43)	$ (269,660.39)	$ (2,512,960.52)
Payroll	$ (1,036,453.17)	$ (1,088,347.51)	$ (1,142,228.09)	$ (1,198,172.36)	$ (1,256,260.83)	$ (1,316,577.19)	$ (12,269,160.17)
Insurance	$ (100,000.00)	$ (100,000.00)	$ (100,000.00)	$ (100,000.00)	$ (100,000.00)	$ (100,000.00)	$ (1,200,000.00)
iGaming Licensing	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (300,000.00)
Marketing	$ (2,336,608.13)	$ (2,429,393.10)	$ (2,526,767.63)	$ (2,627,071.73)	$ (2,732,050.90)	$ (2,841,056.37)	$ (27,723,181.03)
Paid Media Branding	$ (1,775,167.02)	$ (1,857,743.17)	$ (1,943,684.70)	$ (2,033,127.14)	$ (2,126,211.42)	$ (2,223,084.09)	$ (21,048,578.57)
ZenSports Rewards Program	$ -	$ -	$ -	$ -	$ -	$ -	$ -
VIP Program	$ (189,239.86)	$ (193,024.65)	$ (196,885.15)	$ (200,822.85)	$ (204,839.31)	$ (208,936.09)	$ (2,253,761.87)
Promotional Bonuses	$ (371,201.25)	$ (378,625.28)	$ (386,197.79)	$ (393,921.74)	$ (401,800.18)	$ (409,836.18)	$ (4,420,840.59)
Taxes	$ (1,290,396.18)	$ (1,337,350.49)	$ (1,386,104.69)	$ (1,436,727.95)	$ (1,489,293.23)	$ (1,543,876.32)	$ (15,332,600.65)
Tennessee	$ (389,767.10)	$ (405,357.78)	$ (421,572.09)	$ (438,434.98)	$ (455,972.38)	$ (474,211.27)	$ (4,628,528.06)
Ontario	$ (349,847.24)	$ (362,205.10)	$ (375,008.19)	$ (388,272.85)	$ (402,016.04)	$ (416,255.31)	$ (4,156,191.25)
Indiana	$ (81,441.93)	$ (84,699.61)	$ (88,087.59)	$ (91,611.10)	$ (95,275.54)	$ (99,086.56)	$ (967,132.07)
West Virginia	$ (137,577.32)	$ (143,080.41)	$ (148,803.63)	$ (154,755.77)	$ (160,946.01)	$ (167,383.85)	$ (1,633,746.13)
Kentucky	$ (100,815.57)	$ (101,823.72)	$ (102,841.96)	$ (103,870.38)	$ (104,909.08)	$ (105,958.17)	$ (1,204,493.13)
Virginia	$ (230,946.03)	$ (240,183.87)	$ (249,791.22)	$ (259,782.87)	$ (270,174.19)	$ (280,981.15)	$ (2,742,510.01)
Compliance	$ (122,083.33)	$ (97,083.33)	$ (97,083.33)	$ (97,083.33)	$ (97,083.33)	$ (97,083.33)	$ (2,065,666.68)
Existing Legal Expenses	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (300,000.00)
Tennessee	$ (62,500.00)	$ (62,500.00)	$ (62,500.00)	$ (62,500.00)	$ (62,500.00)	$ (62,500.00)	$ (750,000.00)
Ontario	$ (1,250.00)	$ (1,250.00)	$ (1,250.00)	$ (1,250.00)	$ (1,250.00)	$ (1,250.00)	$ (60,000.00)
Indiana	$ (4,166.67)	$ (4,166.67)	$ (4,166.67)	$ (4,166.67)	$ (4,166.67)	$ (4,166.67)	$ (333,333.33)
West Virginia							$ (5,665.68)
Kentucky	$ (4,166.67)	$ (4,166.67)	$ (4,166.67)	$ (4,166.67)	$ (4,166.67)	$ (4,166.67)	$ (391,666.67)
Virginia	(25,000.00)						$ (225,000.00)
Reserve Account Funding	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Tennessee							$ -
Ontario							$ -
Indiana							$ -
West Virginia							$ -
Kentucky							$ -
Virginia							$ -
Revenue							$ 102,410,603.43
Expenses							$ (61,403,568.04)
Net Margin							$ 41,007,035.39

Yearly Summary

	2025 Annual	
Sports Betting Handle	$	732,303,001.42
iGaming Handle	$	378,316,730.79
Sports Betting Revenue	$	81,658,708.56
iGaming Revenue	$	20,751,894.87
Net Gaming Revenue	$	102,410,603.43
Operations	$	(16,282,120.69)
Marketing	$	(27,723,181.03)
Taxes	$	(15,332,600.65)
State Licensing, Legal & Compliance	$	(2,065,665.68)
Net Revenue	**$**	**102,410,603.43**
Net Expenses	**$**	**(61,403,568.04)**
Net Profit	**$**	**41,007,035.39**
Notes	2025 projections show the fruit of labor in 2024.	

Cash Flow Statement

Date	April 2024	May 2024	June 2024	July 2024	August 2024	Sept. 2024	Oct.2024	Nov. 2024	Dec. 2024	2024 Annual
			Launch in Ontatio & Indiana	Launch in Kentucky & West VA.		Launch in Virginia				
Revenue	$ 701,915.14	$ 729,991.74	$ 1,588,391.19	$ 2,266,493 05	$ 2,890,416.37	$ 4,726,439.04	$ 5,298,193.87	$ 5,767,465.71	$ 6,173,080.84	$ 31,713,598.95
Operations	$ (511 379.55)	$ (521 607.14)	$ (532 039 28)	$ (558 641 25)	$ (569 814.07)	$ (581 210.35)	$ (592 834.56)	$ (604 691.25)	$ (616 785.08)	$ (6 452 168.04)
Marketing	$ (210,574.54)	$ (218,997.52)	$ (426,517 36)	$ (854,947 91)	$ (917,124.91)	$ (1,217,931.71)	$(1,389,458.16)	$(1,530,239.71)	$ (1,651,918.25)	$ (9,072,635.68)
Taxes	$ (216 423.83)	$ (225 080.79)	$ (357 667.17)	$ (470 508.48)	$ (571 858.02)	$ (777 907.17)	$ (869 116.20)	$ (942 628.01)	$ (1 006 714.61)	$ (6 038 500.12)
Compliance	**$ (325,000.00)**	**$ (1,625,000.00)**	**$ (1,525,000.00)**	**$ (25,000.00)**	**$ (325,000.00)**	**$ (25,000.00)**	**$ (25,000.00)**	**$ (25,000.00)**	**$ (25,000.00)**	**$ (5,000,000.00)**
Existing Legal Expenses	$ (25,000.00)	$ (25 000.00)	$ (25,000.00)	$ (25,000 00)	$ (25,000.00)	$ (25,000 00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (300,000.00)
Ontario		$ (100 000.00)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (200,000.00)
Tennessee	$ -	$ (750 000.00)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (750,000.00)
Indiana		$ (750 000.00)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (1,050,000.00)
West Virginia			$ (750,000.00)							$ (1,050,000.00)
Kentucky			$ (750,000.00)							$ (1,050,000.00)
Virginia	$ (300,000.00)				$ (300,000.00)					$ (600,000.00)
Reserve Account Funding	**$ -**	**$ -**	**$ (3,276,601.60)**	**$ (1,478,775.00)**	**$ -**	**$ (1,301,872.60)**	**$ -**	**$ -**	**$ -**	**$ (6,057,249.20)**
Tennessee										$ -
Ontario	$ -		$ (2,266,488.60)							$ (2,266,488.60)
Indiana		$ -	$ (1,010,113.00)							$ (1,010,113.00)
West Virginia		$ -		$ (764,799.80)						$ (764,799.80)
Kentucky				$ (713,975.20)						$ (713,975.20)
Virginia					$ -	$ (1,301,872.60)				$ (1,301,872.60)
Net Cash Position	**$ 10,000,000.00**	**$ 8,139,306.29**	**$ 3,609,872.07**	**$ 2,488,492.47**	**$ 2,995,111.84**	**$ 3,817,629.04**	**$ 6,239,413.98**	**$ 8,904,320.72**	**$ 11,776,963.63**	**$ 11,776,963.63**
Assuming $10M from rev. merger										

Cash Flow Statement

Date	January 2025	February 2025	March 2025	April 2025	May 2025	June 2025	July 2025	August 2025	September 2025	October 2025	November 2025	December 2025	2025 Annual
Revenue	$ 6 970 272.33	$ 7 219 954.62	$ 7 479 150.23	$ 7 748 229.47	$ 8 027 577.20	$ 8 317 593.40	$ 8 618 693.77	$ 8 931 310.33	$ 9 255 892.10	$ 9 592 905.76	$ 9 942 836 32	$ 10 306 187 89	$ 102 410 603.43
Operations	$ (1,044,054.47)	$ (1,093,990.92)	$ (1,145,830.05)	$ (1,199,645.89)	$ (1,255,515.44)	$ (1,313,518.68)	$ (1,373,738.75)	$ (1,436,262.07)	$ (1,501,178.42)	$ (1,568,581.15)	$ (1,638,567 26)	$ (1,711,237 58)	$ (16,282,120.69
Marketing	$ (1,841,081.70)	$ (1,915,986.39)	$ (1,993,745.07)	$ (2,074,468.84)	$ (2,158,273.16)	$ (2,245,278.02)	$ (2,335,608.13)	$ (2,429,393.10)	$ (2,526,767.63)	$ (2,627,871.73)	$ (2,732,850 90)	$ (2,841,856 37)	$ (27,723,181.03
Taxes	$ (1,042,831.97)	$ (1,080,325.92)	$ (1,119,250.03)	$ (1,159,659.99)	$ (1,201,613.67)	$ (1,245,171.23)	$ (1,290,395.18)	$ (1,337,350.49)	$ (1,386,104.69)	$ (1,436,727.95)	$ (1,489,293 23)	$ (1,543,876 32)	$ (15,332,600.65
Compliance	**$ (25,000.00)**	**$ (25,000.00)**	**$ (25,000.00)**	**$ (25,000.00)**	**$ (890,000.00)**	**$ (75,000.00)**	**$ (25,000.00)**	**$ (25,000.00)**	**$ (25,000.00)**	**$ (25,000.00)**	**$ (25,000.00)**	**$ (25,000.00)**	**$ (1,215,000.00)**
Existing Legal Expenses	$ (25,000 00)	$ (25,000.00)	$ (25,000 00)	$ (25,000.00)	$ (25,000 00)	$ (25,000.00)	$ (25,000.00)	$ (25,000 00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (25,000.00)	$ (300,000.00)
Ontario	$ -	$ -	$ -		$ (15,000 00)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (15,000.00)
Tennessee	$ -	$ -	$ -	$ -	$ (750,000 00)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (750,000.00)
Indiana	$ -	$ -	$ -		$ (100,000 00)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (100,000.00)
West Virginia													$ -
Kentucky						$ (50,000.00)							$ (50,000.00)
Virginia													$ -
Reserve Account Funding	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**
Tennessee													$ -
Ontario													$ -
Indiana													$ -
West Virginia													$ -
Kentucky													$ -
Virginia													$ -
Net Cash Position	**$ 14,794,267.82**	**$ 17,898,919.21**	**$ 21,094,244.29**	**$ 24,383,699.05**	**$ 26,905,873.98**	**$ 30,344,499.45**	**$ 33,938,451.16**	**$ 37,641,755.84**	**$ 41,458,597.20**	**$ 45,393,322.13**	**$ 49,450,447.06**	**$ 53,634,664.69**	**$ 53,634,664.69**
Assuming $10M from rev. merger													

KeyStar Corp 2024 Financial Projections Table of Content & Key Assumptions

CONFIDENTIAL AND PROPRIETARY / DATED JULY 24, 2023

Tab	Description	Notes & Assumptions
1a. Corporate Proj P&L YR	Projections for the entire company by P&L line item for all of 2024.	Rollup of the by month P&L in tab 3 – see tab 3 for backup.
2a. TN 5 Juris Opp YR	Projections by jurisdiction for all of 2024.	Rollup of tabs 5b through 5g – see tabs for backup.
2b. TN 5 Juris Opp Dec 2024	Projections by jurisdiction for December 2024.	This tab gives a snapshot of where KeyStar will be at BY MONTH by December 2024 (effective for predicting monthly run rates.
3.Total Corp Proj P&L Monthly	Projections for the entire company by P&L line item by month for 2024.	Combination of the Overhead P&L Proj-Monthly in tab 4 plus the Combined Jurisdictional P&L in tab 5a.
4. Overhead P&L Proj-Monthly	Opex projections for corporate overhead.	Corporate overhead is overhead costs to run the business such as travel rent salaries not pertaining to a specific jurisdiction etc. NO REVENUE attached to this – all revenue is in the Jurisdiction P&Ls.
5a. Combined Jurisdictions P&L	Combined P&L for all six jurisdictions.	Rollup of the individual jurisdictional P&L's from tabs 5b through 5g.
5b. TN P&L Projections	P&L for Tennessee.	
5c. ONT P&L Projections	P&L for Ontario.	
5d. MD P&L Projections	P&L for Maryland.	
5e. OH P&L Projections	P&L for Ohio.	1. Tennessee is currently doing about $45M per month in gross gaming revenue. Our revenue assumptions for TN in 2024 are based on capturing 2.63% market share by January 1 2024 which would give us $1 183 534 per month in revenue by January 2024. From there we grow our customer base 8% month-over-month. 2. For TN ONT and MD we're assuming handle of $1 250/customer/month. For OH and CO we're assuming handle of $2 500/customer/month. For WY we're assuming handle of $500/customer/month.
5f. CO P&L Projections	P&L for Colorado.	
5g. WY P&L Projections	P&L for Wyoming.	

ASSUMPTIONS:

1. Tennessee is currently doing about $45M per month in gross gaming revenue. Our revenue assumptions for TN in 2024 are based on capturing 2.63% market share by January 1 2024 which would give us $1 183 534 per month in revenue by January 2024. From there we grow our customer base 8% month-over-month and reach 88 316 customers by December 2024.

2. Spend $3.7M on legal and licensing in Dec 2023 for ONT MD OH CO and WY – receive licenses and begin operating in those 5 jurisdictions by May 1 2024. As such revenue in these jurisdictions doesn't begin until May 2024.

2. For TN ONT and MD we're assuming betting handle of $1 250/customer/month. For OH and CO we're assuming handle of $2 500/customer/month. For WY we're assuming handle of $500/customer/month.

3. Customer Acquisition Costs of $250 in Tennessee; $225 in all other jurisdictions.

4. Hire additional 8 to 10 headcount by Q1 2024.

IMPORTANT DISCLAIMERS

KeyStar Corp
CORPORATE FINANCIAL PROJECTIONS - P&L 2024

		2024
Income		
Sports B2C Betting Handle	$	701,531,600
Pass Through Betting Wins	$	(631,378,440)
Gross Gaming Revenues	$	70,153,160
Cost of Goods Sold		
Blockchain as a Service	$	-
Database as a Service	$	-
Hosting	$	275,600
Email as a Service	$	-
Photos as a Service	$	-
Search as a Service	$	-
Sports League Content/Schedules	$	-
KYC/AML as a Service	$	-
Fiat Payment Processing Fees	$	5,261,487
eSports -B2B	$	-
Cost of Production	$	-
Total Cost of Goods Sold	**$**	**5,537,087**
Gross Profit	**$**	**64,616,073**
Gross Profit % of total revenues		92%
Expenses		
Marketing and Selling		
Contests & Prize Money	$	6,549,126
SEO/PPC Marketing	$	-
Commissions	$	-
Affiliate Marketing	$	2,619,651
Social Media	$	1,309,825
Influencer Marketing	$	1,309,825
Content Marketing	$	1,309,825
Welcome Bonus	$	3,078,252
Conferences & Tradeshows	$	-
Total Marketing and Selling	**$**	**16,176,505**
Loyalty, Rewards, & Customer Success		
Rewards Program	$	7,015,316
Market Making Professional Services	$	-
Membership & Reward Benefits	$	-
Success & Support Software	$	-
Total Loyalty, Rewards, & Customer Success	**$**	**7,015,316**

Total Loyalty, Rewards, & Cust Suces % of ttl Revs		0%
Payroll Expenses		
Wages	$	12 074 814
Bonus	$	50 000
Taxes	$	848 737
Workers Comp	$	5 176
Other EE Benes/costs	$	-
Total Payroll Expenses	**$**	**12,978,727**
Employee Benefits		
Health Insurance	$	210 600
Office Food/Drinks	$	3 000
Team Building Events	$	40 000
Total Employee Benefits	**$**	**253,600**
Total employee costs	**$**	**13,232,327**
Professional Services		
Legal	$	300 000
Insurance	$	271 450
Big Wheel Slot Route Operator	$	-
Accounting/CPA/Auditing	$	125 500
Design Consultants	$	-
Public Relations	$	6 000
Total Professional Services	**$**	**702,950**
Total Payroll Expenses % of total revenues		0%
Entity Fees & Gaming Licenses		
Business Licenses	$	3 000
License Applications	$	195 000
Gaming Licenses	$	2 750 000
Skin Agreement Fees	$	-
Total Entity Filings & Fees	**$**	**2,948,000**
Dues & Subscriptions		
Engineering Licenses	$	-
Other Software Licenses	$	36 080
Total Dues & Subscriptions	**$**	**36,080**
General and Admin expenses		
Rent	$	84 491
Fundraising/Investor Pitches	$	-
Telephones & Mobile Equipment	$	7 434
Office Supplies and Expenses	$	31 500
Utilities	$	-
Repairs and Maintenance	$	36 000
Other Expenses	$	-
Total General and Admin expenses	**$**	**159,426**
Travel		
Airfare	$	30 000
Ground Transportation	$	3 000
Hotels	$	30 000
Meals/Drinks	$	15 000
Mileage	$	-
Total Travel	**$**	**78,000**
Total Expenses	**$**	**40,348,603**
Net Income/(Loss) Before taxes	**$**	**24,267,470**
Gaming Taxes	$	8 875 285
Total taxes	**$**	**8,875,285**
Net Income/(Loss) After Taxes	**$**	**15,392,185**

Keystar Corp

SPORTS BETTING PROJECTIONS BY OPPORTUNITY - P&L 2024

2a. TN+5 Juris Opp YR

	2024								
	Handle	Pass thru wins	Gross Gaming Revenue	COGS	Gross profit	OPX	Net income/(loss) before taxes	Taxes, Gaming & Income	Net income/(loss) - Investment
Tenneesee	$ 443,764,240	$ (399,387,816)	$ 44,376,424	$ 3,391,832	$ 40,984,592	$ 12,192,488	$ 28,792,104	$ 8,875,285	$ 19,916,819
Ontario	$ 42,027,287	$ (37,824,558)	$ 4,202,729	$ 357,605	$ 3,845,124	$ 2,759,502	$ 1,085,622	$ 840,546	$ 245,076
Maryland	$ 42,027,287	$ (37,824,558)	$ 4,202,729	$ 357,605	$ 3,845,124	$ 2,759,502	$ 1,085,622	$ 840,546	$ 245,076
Ohio	$ 84,054,574	$ (75,649,116)	$ 8,405,457	$ 672,809	$ 7,732,648	$ 4,179,775	$ 3,552,873	$ 1,681,091	$ 1,871,782
Colorado	$ 84,054,574	$ (75,649,116)	$ 8,405,457	$ 672,809	$ 7,732,648	$ 3,279,775	$ 4,452,873	$ 840,546	$ 3,612,328
Wyoming	$ 5,603,638	$ (5,043,274)	$ 560,364	$ 84,427	$ 475,937	$ 965,779	$ (489,843)	$ 56,036	$ (545,879)
Total	$ 701,531,600	$ (631,378,440)	$ 70,153,160	$ 5,537,087	$ 64,616,073	$ 26,136,821	$ 38,479,252	$ 13,134,050	$ 25,345,202
Increase 5 More Jurisdictions	$ 257,767,359	$ (231,990,623)	$ 25,776,736	$ 2,145,255	$ 23,631,481	$ 13,944,333	$ 9,687,148	$ 4,258,765	$ 5,428,383

Keystar Corp

SPORTS BETTING PROJECTIONS BY OPPORTUNITY BY MONTH BY DEC 2024

2b. TN+ 5 Juris Opp Dec 2024

Monthly Results by December 2024

	Handle	Pass thru wins	Gross Gaming Revenue	COGS	Gross profit	OPX	Net income/(loss) before taxes	Taxes, Gaming & Income	Net income/(loss) - Investment
Tenneesee	$ 65,306,116	$ (58,775,504)	$ 6,530,612	$ 495,096	$ 6,035,516	$ 1,508,973	$ 4,526,543	$ 1,306,122	$ 3,220,420
Ontario	$ 10,404,921	$ (9,364,429)	$ 1,040,492	$ 83,337	$ 957,155	$ 479,434	$ 477,722	$ 208,098	$ 269,623
Maryland	$ 10,404,921	$ (9,364,429)	$ 1,040,492	$ 83,337	$ 957,155	$ 479,434	$ 477,722	$ 208,098	$ 269,623
Ohio	$ 20,809,843	$ (18,728,859)	$ 2,080,984	$ 161,374	$ 1,919,610	$ 583,483	$ 1,336,128	$ 416,197	$ 919,931
Colorado	$ 20,809,843	$ (18,728,859)	$ 2,080,984	$ 161,374	$ 1,919,610	$ 583,483	$ 1,336,128	$ 208,098	$ 1,128,029
Wyoming	$ 1,387,323	$ (1,248,591)	$ 138,732	$ 15,705	$ 123,027	$ 145,668	$ (22,641)	$ 13,873	$ (36,514)
Total	$ 129,122,967	$ (116,210,670)	$ 12,912,297	$ 1,000,222	$ 11,912,074	$ 3,780,474	$ 8,131,600	$ 2,360,488	$ 5,771,113
Increase 5 More Jurisdictions	$ 63,816,851	$ (57,435,166)	$ 6,381,685	$ 505,126	$ 5,876,559	$ 2,271,501	$ 3,605,058	$ 1,054,365	$ 2,550,692

Keystar Corp

CORPORATE FINANCIAL PROJECTIONS - P&L BY MONTH 2024

														By Calander Year	
														1-12	13-24
	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24	Totals	2023	2024
Income															
Sports B2C Betting Handle	$ 14,740,292	$ 17,858,063	$ 21,205,870	$ 24,802,309	$ 34,417,464	$ 44,840,522	$ 56,147,228	$ 68,420,426	$ 81,750,730	$ 96,237,264	$ 111,988,464	$ 129,122,967	$ 740,699,253	$ 39,167,653	$ 701,531,600
Pass Through Betting Wins	$ (13,266,263)	$ (16,072,257)	$ (19,085,283)	$ (22,322,078)	$ (30,975,718)	$ (40,356,470)	$ (50,532,505)	$ (61,578,383)	$ (73,575,657)	$ (86,613,537)	$ (100,789,617)	$ (116,210,670)	$ (666,629,327)	$ (35,250,888)	$ (631,378,440)
Gross Gaming Revenues	$ 1,474,029	$ 1,785,806	$ 2,120,587	$ 2,480,231	$ 3,441,746	$ 4,484,052	$ 5,614,723	$ 6,842,043	$ 8,175,073	$ 9,623,726	$ 11,198,846	$ 12,912,297	$ 74,069,925	$ 3,916,765	$ 70,153,160
Cost of Goods Sold															
Blockchain as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Database as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Hosting	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 31,800	$ 31,800	$ 31,800	$ 31,800	$ 31,800	$ 31,800	$ 31,800	$ 31,800	$ 312,700	$ 37,100	$ 275,600
Email as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Photos as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Search as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Sports League Content/Schedules	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
KYC/AML as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Fiat Payment Processing Fees	$ 110,552	$ 133,935	$ 159,044	$ 186,017	$ 258,131	$ 336,304	$ 421,104	$ 513,153	$ 613,130	$ 721,779	$ 839,913	$ 968,422	$ 5,555,244	$ 293,757	$ 5,261,487
eSports -B2B	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Cost of Production	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Cost of Goods Sold	$ 115,852	$ 139,235	$ 164,344	$ 191,317	$ 289,931	$ 368,104	$ 452,904	$ 544,953	$ 644,930	$ 753,579	$ 871,713	$ 1,000,222	$ 5,867,944	$ 330,857	$ 5,537,087
Gross Profit	$ 1,358,177	$ 1,646,571	$ 1,956,243	$ 2,288,914	$ 3,151,815	$ 4,115,948	$ 5,161,819	$ 6,297,089	$ 7,530,143	$ 8,870,147	$ 10,327,133	$ 11,912,074	$ 68,201,981	$ 3,585,908	$ 64,616,073
Gross Profit % of total revenues	92%	92%	92%	92%	92%	92%	92%	92%	92%	92%	92%	92%	92%	92%	92%
Expenses															
Marketing and Selling															
Contests & Prize Money	$ 143,607	$ 155,096	$ 167,503	$ 180,904	$ 529,751	$ 578,819	$ 632,480	$ 691,171	$ 755,365	$ 825,586	$ 902,403	$ 986,442	$ 7,487,548	$ 938,421	$ 6,549,126
SEO/PPC Marketing	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Commissions	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Affiliate Marketing	$ 57,443	$ 62,038	$ 67,001	$ 72,361	$ 211,900	$ 231,527	$ 252,992	$ 276,488	$ 302,146	$ 330,234	$ 360,961	$ 394,577	$ 2,995,019	$ 375,368	$ 2,619,651
Social Media	$ 28,721	$ 31,019	$ 33,501	$ 36,181	$ 105,950	$ 115,764	$ 126,496	$ 138,234	$ 151,073	$ 165,117	$ 180,481	$ 197,288	$ 1,497,510	$ 187,684	$ 1,309,825
Infuencer Marketing	$ 28,721	$ 31,019	$ 33,501	$ 36,181	$ 105,950	$ 115,764	$ 126,496	$ 138,234	$ 151,073	$ 165,117	$ 180,481	$ 197,288	$ 1,497,510	$ 187,684	$ 1,309,825
Content Marketing	$ 28,721	$ 31,019	$ 33,501	$ 36,181	$ 105,950	$ 115,764	$ 126,496	$ 138,234	$ 151,073	$ 165,117	$ 180,481	$ 197,288	$ 1,497,510	$ 187,684	$ 1,309,825
Welcome Bonus	$ 75,583	$ 81,629	$ 88,160	$ 95,212	$ 246,579	$ 269,181	$ 293,878	$ 320,867	$ 350,363	$ 382,601	$ 417,839	$ 456,360	$ 3,380,968	$ 302,717	$ 3,078,252
Conferences & Tradeshows	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Marketing and Selling	$ 362,797	$ 391,821	$ 423,166	$ 457,020	$ 1,306,081	$ 1,426,818	$ 1,558,838	$ 1,703,208	$ 1,861,093	$ 2,033,772	$ 2,222,645	$ 2,429,244	$ 18,356,063	$ 2,179,559	$ 16,176,505
Total Marketing % of total revenues	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Loyalty, Rewards, & Customer Success															
Rewards Program	$ 147,403	$ 178,581	$ 212,059	$ 248,023	$ 344,175	$ 448,405	$ 561,472	$ 684,204	$ 817,507	$ 962,373	$ 1,119,885	$ 1,291,230	$ 7,406,993	$ 391,677	$ 7,015,316
Market Making Professional Services	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Membership & Reward Benefits	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Success & Support Software	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Loyalty, Rewards, & Customer Success	$ 147,403	$ 178,581	$ 212,059	$ 248,023	$ 344,175	$ 448,405	$ 561,472	$ 684,204	$ 817,507	$ 962,373	$ 1,119,885	$ 1,291,230	$ 7,406,993	$ 391,677	$ 7,015,316
Total Loyalty, Rewards, & Cust Suces % of ttl Revs	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%

CORPORATE FINANCIAL PROJECTIONS - P&L BY MONTH 2024

														By Calander Year	
														1-12	13-24
	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24	Totals	2023	2024
Payroll Expenses															
Wages	$ 489,439	$ 530,649	$ 575,979	$ 625,842	$ 680,692	$ 741,027	$ 875,221	$ 1,034,505	$ 1,225,845	$ 1,455,014	$ 1,730,256	$ 2,110,546	$ 15,506,270	$ 3,431,458	$ 12,074,814
Bonus	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 50,000	$ 100,000	$ 50,000	$ 50,000
Taxes	$ 34,261	$ 37,145	$ 40,319	$ 43,809	$ 47,648	$ 51,872	$ 61,265	$ 72,415	$ 85,795	$ 101,851	$ 121,118	$ 151,238	$ 1,093,442	$ 244,705	$ 848,737
Workers Comp	$ 386	$ 429	$ 430	$ 431	$ 432	$ 433	$ 444	$ 436	$ 437	$ 438	$ 439	$ 440	$ 12,833	$ 7,658	$ 5,176
Other EE Benes/costs	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Payroll Expenses	**$ 524,086**	**$ 568,223**	**$ 616,727**	**$ 670,082**	**$ 728,773**	**$ 793,332**	**$ 936,931**	**$ 1,107,356**	**$ 1,311,878**	**$ 1,557,303**	**$ 1,851,813**	**$ 2,312,224**	**$ 16,712,545**	**$ 3,733,818**	**$ 12,978,727**
Employee Benefits															
Health Insurance	$ 17,550	$ 17,550	$ 17,550	$ 17,550	$ 17,550	$ 17,550	$ 17,550	$ 17,550	$ 17,550	$ 17,550	$ 17,550	$ 17,550	$ 334,165	$ 123,565	$ 210,600
Office Food/Drinks	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 6,000	$ 3,000	$ 3,000
Team Building Events	$ -	$ 20,000	$ -	$ -	$ -	$ -	$ -	$ 20,000	$ -	$ -	$ -	$ -	$ 80,000	$ 40,000	$ 40,000
Total Employee Benefits	**$ 17,800**	**$ 37,800**	**$ 17,800**	**$ 17,800**	**$ 17,800**	**$ 17,800**	**$ 17,800**	**$ 37,800**	**$ 17,800**	**$ 17,800**	**$ 17,800**	**$ 17,800**	**$ 420,165**	**$ 166,565**	**$ 253,600**
Total employee costs	**$ 541,886**	**$ 606,023**	**$ 634,527**	**$ 687,882**	**$ 746,573**	**$ 811,132**	**$ 954,731**	**$ 1,145,156**	**$ 1,329,678**	**$ 1,575,103**	**$ 1,869,613**	**$ 2,330,024**	**$ 17,132,710**	**$ 3,900,383**	**$ 13,232,327**
Total Employee costs % of total revenues	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Professional Services															
Legal	$ 24,000	$ 24,000	$ 24,000	$ 24,000	$ 24,000	$ 26,500	$ 26,500	$ 31,000	$ 24,000	$ 24,000	$ 24,000	$ 24,000	$ 604,000	$ 304,000	$ 300,000
Insurance	$ -	$ 221,450	$ 5,558	$ 5,556	$ 5,558	$ 5,556	$ 5,558	$ 5,556	$ 5,556	$ 5,558	$ 5,556	$ -	$ 532,950	$ 261,500	$ 271,450
Big Wheel Slot Route Operator	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Accounting/CPA/Auditing	$ 5,500	$ 6,500	$ 1,500	$ 6,000	$ 7,000	$ 7,000	$ 39,000	$ 24,000	$ 16,500	$ 5,500	$ 6,500	$ 500	$ 360,500	$ 235,000	$ 125,500
Design Consultants	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Public Relations	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 12,000	$ 6,000	$ 6,000
Total Professional Services	**$ 30,000**	**$ 252,450**	**$ 31,556**	**$ 36,056**	**$ 37,056**	**$ 39,556**	**$ 71,556**	**$ 61,056**	**$ 46,556**	**$ 35,556**	**$ 36,556**	**$ 25,000**	**$ 1,509,450**	**$ 806,500**	**$ 702,950**
Total Professional services % of total revenues	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%

Keystar Corp

CORPORATE FINANCIAL PROJECTIONS - P&L BY MONTH 2024

														By Calander Year	
														1-12	13-24
	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24	Totals	2023	2024
Entity Fees & Gaming Licenses															
Business Licenses	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 6,000	$ 3,000	$ 3,000
License Applications	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 970,000	$ 775,000	$ 195,000
Gaming Licenses	$ 110,000	$ 110,000	$ 110,000	$ 860,000	$ 1,210,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 4,130,000	$ 1,380,000	$ 2,750,000
Skin Agreement Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 2,500,000	$ 2,500,000	$ -
Total Entity Filings & Fees	**$ 135,250**	**$ 135,250**	**$ 135,250**	**$ 885,250**	**$ 1,235,250**	**$ 60,250**	**$ 60,250**	**$ 60,250**	**$ 60,250**	**$ 60,250**	**$ 60,250**	**$ 60,250**	**$ 7,606,000**	**$ 4,658,000**	**$ 2,948,000**
Dues & Subscriptions															
Engineering Licenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other Software Licenses	$ 3,190	$ 2,990	$ 2,990	$ 2,990	$ 2,990	$ 2,990	$ 2,990	$ 2,990	$ 2,990	$ 2,990	$ 2,990	$ 2,990	$ 72,440	$ 36,360	$ 36,080
Total Dues & Subscriptions	**$ 3,190**	**$ 2,990**	**$ 2,990**	**$ 2,990**	**$ 2,990**	**$ 2,990**	**$ 2,990**	**$ 2,990**	**$ 2,990**	**$ 2,990**	**$ 2,990**	**$ 2,990**	**$ 72,440**	**$ 36,360**	**$ 36,080**
General and Admin expenses															
Rent	$ 7,041	$ 7,041	$ 7,041	$ 7,041	$ 7,041	$ 7,041	$ 7,041	$ 7,041	$ 7,041	$ 7,041	$ 7,041	$ 7,041	$ 170,682	$ 86,191	$ 84,491
Fundraising/Investor Pitches	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 30,000	$ 30,000	$ -
Telephones & Mobile Equipment	$ 620	$ 620	$ 620	$ 620	$ 620	$ 620	$ 620	$ 620	$ 620	$ 620	$ 620	$ 620	$ 14,869	$ 7,434	$ 7,434
Office supplies and Expenses	$ 2,625	$ 2,625	$ 2,625	$ 2,625	$ 2,625	$ 2,625	$ 2,625	$ 2,625	$ 2,625	$ 2,625	$ 2,625	$ 2,625	$ 55,200	$ 23,700	$ 31,500
Utilities	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Repairs and Maintenance	$ 3,000	$ 3,000	$ 3,000	$ 3,000	$ 3,000	$ 3,000	$ 3,000	$ 3,000	$ 3,000	$ 3,000	$ 3,000	$ 3,000	$ 72,000	$ 36,000	$ 36,000
Other expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total General and Admin expenses	**$ 13,285**	**$ 13,285**	**$ 13,285**	**$ 13,285**	**$ 13,285**	**$ 13,285**	**$ 13,285**	**$ 13,285**	**$ 13,285**	**$ 13,285**	**$ 13,285**	**$ 13,285**	**$ 342,751**	**$ 183,326**	**$ 159,426**
Travel															
Airfare	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 50,000	$ 20,000	$ 30,000
Baggage Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Ground Transportation	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 5,000	$ 2,000	$ 3,000
Hotels	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 50,000	$ 20,000	$ 30,000
Meals/Drinks	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 25,000	$ 10,000	$ 15,000
Mileage	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Travel	**$ 6,500**	**$ 6,500**	**$ 6,500**	**$ 6,500**	**$ 6,500**	**$ 6,500**	**$ 6,500**	**$ 6,500**	**$ 6,500**	**$ 6,500**	**$ 6,500**	**$ 6,500**	**$ 130,000**	**$ 52,000**	**$ 78,000**
Total Expenses	$ 1,240,312	$ 1,586,899	$ 1,459,334	$ 2,337,006	$ 3,691,910	$ 2,808,936	$ 3,229,622	$ 3,676,649	$ 4,137,859	$ 4,689,829	$ 5,331,723	$ 6,158,524	$ 52,556,407	$ 12,207,804	$ 40,348,603
Net Income/(loss) Before taxes	$ 117,865	$ 59,671	$ 496,909	$ (48,093)	$ (540,094)	$ 1,307,012	$ 1,932,196	$ 2,620,440	$ 3,392,283	$ 4,180,318	$ 4,985,410	$ 5,753,551	$ 15,645,574	$ (8,621,896)	$ 24,267,470
Gaming Taxes	$ 294,806	$ 357,161	$ 424,117	$ 496,046	$ 573,349	$ 656,460	$ 745,848	$ 842,018	$ 945,516	$ 1,056,933	$ 1,176,906	$ 1,306,122	$ 9,658,638	$ 783,353	$ 8,875,285
Total taxes	$ 294,806	$ 357,161	$ 424,117	$ 496,046	$ 573,349	$ 656,460	$ 745,848	$ 842,018	$ 945,516	$ 1,056,933	$ 1,176,906	$ 1,306,122	$ 9,658,638	$ 783,353	$ 8,875,285
Net Income/(Loss)	$ (176,941)	$ (297,490)	$ 72,792	$ (544,139)	$ (1,113,444)	$ 650,552	$ 1,186,348	$ 1,778,422	$ 2,446,767	$ 3,123,385	$ 3,818,504	$ 4,447,428	$ 5,986,936	$ (9,405,249)	$ 15,392,185

Keystar Corp

CORPORATE OVERHEAD / G&A EXPENSE PROJECTIONS - BY MONTH 2024

4. Overhead P&L Proj-Monthly

														By Calendar Year	
														1-12	13-24
	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24	Totals	Dec-23	Dec-24
Income															
Sports B2C Betting Handle	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Pass Through Betting Wins	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross Gaming Revenues	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Sports B2B Betting Handle	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Pass Through Betting Wins	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross B2B Gaming Revenues	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross B2B Gaming Revenue Share %															
Gross B2B Gaming Revenues retained	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Brick and Mortar Casino Slots Drop	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Brick and Mortar Casino Slots Payout	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross Brick & Mortar Gaming Revenues	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Gross Gaming Revenues	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2C Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2C Tournament Pass Through Wins	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2C Total Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2B Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Production Revenues	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Revenue	$	$	$	$	$	$	$	$	$	$	$	$	$ -	$ -	$ -
Cost of Goods Sold															
Blockchain as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Database as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Hosting	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Email as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Photos as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Search as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Sports League Content/Schedules	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
KYC/AML as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Fiat Payment Processing Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
eSports -B2B	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Cost of Production	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Cost of Goods Sold	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$
Gross Profit	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$
Gross Profit % of total revenues	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Expenses															
Marketing and Selling															
Contests & Prize Money	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
SEO/PPC Marketing	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Commissions	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Affiliate Marketing	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Social Media	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Influencer Marketing	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Content Marketing	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Welcome Bonus	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Conferences & Tradeshows	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Marketing and Selling	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$
Total Marketing % of total revenues	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Loyalty, Rewards, & Customer Success															
SPORTS Rewards Program	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
SPORTS Utility Token Trading Support	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
NFT Membership & Reward Benefits	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Success & Support Software	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Loyalty, Rewards, & Customer Success	$	$	$	$	$	$	$	$	$	$	$	$	$	$	$
Total Loyalty, Rewards, & Cust Suces % of ttl Revs	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%

Keystar Corp

CORPORATE OVERHEAD / G&A EXPENSE PROJECTIONS - BY MONTH 2024

4. Overhead P&L Proj-Monthly

		By Calendar Quarter								
		QTR 1 2023	QTR 2 2023	QTR 3 2023	QTR 4 2023	QTR 1 2024	QTR 2 2024	QTR 3 2024	QTR 4 2024	Total
Income										
Sports B2C Betting Handle	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Pass Through Betting Wins	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Gross Gaming Revenues	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Sports B2B Betting Handle	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Pass Through Betting Wins	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Gross B2B Gaming Revenues	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross B2B Gaming Revenue Share %	-									
Gross B2B Gaming Revenues retained	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Brick and Mortar Casino Slots Drop	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Brick and Mortar Casino Slots Payout	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Gross Brick & Mortar Gaming Revenues	-	$ -	$ -							$ -
Total Gross Gaming Revenues	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2C Revenue	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Esports B2C Tournament Pass Through Wins	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Esports B2C Total Revenue	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2B Revenue	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Production Revenues	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Total Revenue	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Cost of Goods Sold	-									
Blockchain as a Service	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Database as a Service	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Hosting	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Email as a Service	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Photos as a Service	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Search as a Service	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Sports League Content/Schedules	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
KYC/AML as a Service	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Fiat Payment Processing Fees	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
eSports -B2B	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Cost of Production	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Total Cost of Goods Sold	-	$	$	$	$	$	$	$	$	$
Gross Profit	-	$	$	$	$	$	$	$	$	$
Gross Profit % of total revenues		0%	0%	0%	0%	0%	0%	0%	0%	0%
Expenses	-									
Marketing and Selling	-									
Contests & Prize Money	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
SEO/PPC Marketing	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Commissions	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Affiliate Marketing	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Social Media	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Influencer Marketing	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Content Marketing	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Welcome Bonus	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Conferences & Tradeshows	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Total Marketing and Selling	-	$	$	$	$	$	$	$	$	$
Total Marketing % of total revenues		0%	0%	0%	0%	0%	0%	0%	0%	0%
Loyalty, Rewards, & Customer Success	-									
SPORTS Rewards Program	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
SPORTS Utility Token Trading Support	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
NFT Membership & Reward Benefits	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Success & Support Software	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$
Total Loyalty, Rewards, & Customer Success	-	$	$	$	$	$	$	$	$	$
Total Loyalty, Rewards, & Cust Succes % of ttl Revs		0%	0%	0%	0%	0%	0%	0%	0%	0%

Keystar Corp

CORPORATE OVERHEAD / G&A EXPENSE PROJECTIONS - BY MONTH 2024

4. Overhead P&L Proj-Monthly

														By Calendar Year	
														1-12	13-24
	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24	Totals	Dec-23	Dec-24
Payroll Expenses															
Wages	$ 489,439	$ 530,649	$ 575,979	$ 625,842	$ 680,692	$ 741,027	$ 875,221	$ 1,034,505	$ 1,225,645	$ 1,455,014	$ 1,730,256	$ 2,110,546	$ 15,506,270	$ 3,431,456	$ 12,074,814
Bonus	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 50,000	$ 100,000	$ 50,000	$ 50,000
Taxes	$ 34,261	$ 37,145	$ 40,319	$ 43,809	$ 47,648	$ 51,872	$ 61,265	$ 72,415	$ 85,795	$ 101,851	$ 121,118	$ 151,238	$ 1,093,442	$ 244,705	$ 848,737
Workers Comp	$ 386	$ 429	$ 430	$ 431	$ 432	$ 433	$ 444	$ 436	$ 437	$ 438	$ 439	$ 440	$ 12,833	$ 7,658	$ 5,176
Other EE Benes/costs	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Payroll Expenses	**$ 524,086**	**$ 568,223**	**$ 616,727**	**$ 670,082**	**$ 728,773**	**$ 793,332**	**$ 936,931**	**$ 1,107,356**	**$ 1,311,878**	**$ 1,557,303**	**$ 1,851,813**	**$ 2,312,224**	**$ 16,712,545**	**$ 3,733,818**	**$ 12,978,727**
Employee Benefits															
Health Insurance	$ 17,550	$ 17,550	$ 17,550	$ 17,550	$ 17,550	$ 17,550	$ 17,550	$ 17,550	$ 17,550	$ 17,550	$ 17,550	$ 17,550	$ 334,165	$ 123,565	$ 210,600
Office Food/Drinks	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 6,000	$ 3,000	$ 3,000
Team Building Events	$ -	$ 20,000	$ -	$ -	$ -	$ -	$ -	$ 20,000	$ -	$ -	$ -	$ -	$ 80,000	$ 40,000	$ 40,000
Total Employee Benefits	**$ 17,800**	**$ 37,800**	**$ 17,800**	**$ 17,800**	**$ 17,800**	**$ 17,800**	**$ 17,800**	**$ 37,800**	**$ 17,800**	**$ 17,800**	**$ 17,800**	**$ 17,800**	**$ 420,165**	**$ 166,565**	**$ 253,600**
Total employee costs	**$ 541,886**	**$ 606,023**	**$ 634,527**	**$ 687,882**	**$ 746,573**	**$ 811,132**	**$ 954,731**	**$ 1,145,156**	**$ 1,329,678**	**$ 1,575,103**	**$ 1,869,613**	**$ 2,330,024**	**$ 17,132,710**	**$ 3,900,383**	**$ 13,232,327**
Total Employee costs % of total revenues	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Professional Services															
Legal - non licensing	$ 24,000	$ 24,000	$ 24,000	$ 24,000	$ 24,000	$ 26,500	$ 26,500	$ 31,000	$ 24,000	$ 24,000	$ 24,000	$ 24,000	$ 604,000	$ 304,000	$ 300,000
Insurance	$ -	$ 221,450	$ 5,556	$ 5,556	$ 5,556	$ 5,556	$ 5,556	$ 5,556	$ 5,556	$ 5,556	$ 5,556	$ -	$ 532,950	$ 261,500	$ 271,450
Big Wheel Slot Route Operator	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Accounting/CPA/Auditing	$ 5,500	$ 6,500	$ 1,500	$ 6,000	$ 7,000	$ 7,000	$ 39,000	$ 24,000	$ 16,500	$ 5,500	$ 6,500	$ 500	$ 360,500	$ 235,000	$ 125,500
Design Consultants													$ -	$ -	$ -
Public Relations/IR	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 12,000	$ 6,000	$ 6,000
Total Professional Services	**$ 30,000**	**$ 252,450**	**$ 31,556**	**$ 36,056**	**$ 37,056**	**$ 39,556**	**$ 71,556**	**$ 61,056**	**$ 46,556**	**$ 35,556**	**$ 36,556**	**$ 25,000**	**$ 1,509,450**	**$ 806,500**	**$ 702,950**
Total Professional services % of total revenues	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Entity Fees & Gaming Licenses															
Business Licenses	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 6,000	$ 3,000	$ 3,000
License Applications	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gaming Licenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Skin Agreement Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Entity Filings & Fees	**$ 250**	**$ 250**	**$ 250**	**$ 250**	**$ 250**	**$ 250**	**$ 250**	**$ 250**	**$ 250**	**$ 250**	**$ 250**	**$ 250**	**$ 6,000**	**$ 3,000**	**$ 3,000**

Keystar Corp

CORPORATE OVERHEAD / G&A EXPENSE PROJECTIONS - BY MONTH 2024

4. Overhead P&L Proj-Monthly

		By Calendar Quarter								
		QTR 1 2023	QTR 2 2023	QTR 3 2023	QTR 4 2023	QTR 1 2024	QTR 2 2024	QTR 3 2024	QTR 4 2024	Total
Payroll Expenses	-									
Wages	-	$ 846,775	$ 827,417	$ 787,669	$ 969,595	$ 1,596,066	$ 2,047,561	$ 3,135,371	$ 5,295,815	**$ 15,506,270**
Bonus	-	$ -	$ 50,000	$ -	$ -	$ -	$ -	$ -	$ 50,000	**$ 100,000**
Taxes	-	$ 58,538	$ 63,158	$ 55,137	$ 67,872	$ 111,725	$ 143,329	$ 219,476	$ 374,207	**$ 1,093,442**
Workers Comp	-	$ 3,598	$ 1,861	$ 1,068	$ 1,132	$ 1,245	$ 1,297	$ 1,317	$ 1,317	**$ 12,833**
Other EE Benes/costs	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	**$ -**
Total Payroll Expenses	-	**$ 908,910**	**$ 942,436**	**$ 843,873**	**$ 1,038,599**	**$ 1,709,036**	**$ 2,192,187**	**$ 3,356,164**	**$ 5,721,340**	**$ 16,712,545**
Employee Benefits	-									
Health Insurance	-	$ 23,843	$ 29,522	$ 35,100	$ 35,100	$ 52,650	$ 52,650	$ 52,650	$ 52,650	**$ 334,165**
Office Food/Drinks	-	$ 750	$ 750	$ 750	$ 750	$ 750	$ 750	$ 750	$ 750	**$ 6,000**
Team Building Events	-	$ 20,000	$ -	$ 20,000	$ -	$ 20,000	$ -	$ 20,000	$ -	**$ 80,000**
Total Employee Benefits	-	**$ 44,593**	**$ 30,272**	**$ 55,850**	**$ 35,850**	**$ 73,400**	**$ 53,400**	**$ 73,400**	**$ 53,400**	**$ 420,165**
Total employee costs		**$ 953,504**	**$ 972,707**	**$ 899,723**	**$ 1,074,449**	**$ 1,782,436**	**$ 2,245,587**	**$ 3,429,564**	**$ 5,774,740**	**$ 17,132,710**
Total Employee costs % of total revenues		0%	0%	0%	0%	0%	0%	0%	0%	0%
Professional Services	-				-					
Legal - non licensing	-	$ 76,000	$ 72,000	$ 84,000	$ 72,000	$ 72,000	$ 74,500	$ 81,500	$ 72,000	**$ 604,000**
Insurance	-	$ 217,056	$ 16,667	$ 16,667	$ 11,111	$ 227,006	$ 16,667	$ 16,667	$ 11,111	**$ 532,950**
Big Wheel Slot Route Operator	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	**$ -**
Accounting/CPA/Auditing	-	$ 123,000	$ 20,000	$ 79,500	$ 12,500	$ 13,500	$ 20,000	$ 79,500	$ 12,500	**$ 360,500**
Design Consultants	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	**$ -**
Public Relations/ R	-	$ 1,500	$ 1,500	$ 1,500	$ 1,500	$ 1,500	$ 1,500	$ 1,500	$ 1,500	**$ 12,000**
Total Professional Services	-	**$ 417,556**	**$ 110,167**	**$ 181,667**	**$ 97,111**	**$ 314,006**	**$ 112,667**	**$ 179,167**	**$ 97,111**	**$ 1,509,450**
Total Professional services % of total revenues		0%	0%	0%	0%	0%	0%	0%	0%	0%
Entity Fees & Gaming Licenses	-									
Business Licenses	-	$ 750	$ 750	$ 750	$ 750	$ 750	$ 750	$ 750	$ 750	**$ 6,000**
License Applications	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	**$ -**
Gaming Licenses	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	**$ -**
Skin Agreement Fees	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	**$ -**
Total Entity Filings & Fees	-	**$ 750**	**$ 750**	**$ 750**	**$ 750**	**$ 750**	**$ 750**	**$ 750**	**$ 750**	**$ 6,000**

Keystar Corp

CORPORATE OVERHEAD / G&A EXPENSE PROJECTIONS - BY MONTH 2024

4. Overhead P&L Proj-Monthly

	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24	Totals	By Calendar Year 1-12 Dec-23	By Calendar Year 13-24 Dec-24
Dues & Subscriptions															
Engineering Licenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other Software Licenses	$ 3,190	$ 2,990	$ 2,990	$ 2,990	$ 2,990	$ 2,990	$ 2,990	$ 2,990	$ 2,990	$ 2,990	$ 2,990	$ 2,990	$ 72,440	$ 36,360	$ 36,080
Total Dues & Subscriptions	**$ 3,190**	**$ 2,990**	**$ 2,990**	**$ 2,990**	**$ 2,990**	**$ 2,990**	**$ 2,990**	**$ 2,990**	**$ 2,990**	**$ 2,990**	**$ 2,990**	**$ 2,990**	**$ 72,440**	**$ 36,360**	**$ 36,080**
General and Admin expenses															
Rent	$ 7,041	$ 7,041	$ 7,041	$ 7,041	$ 7,041	$ 7,041	$ 7,041	$ 7,041	$ 7,041	$ 7,041	$ 7,041	$ 7,041	**$ 170,682**	$ 86,191	$ 84,491
Fundraising/Investor Pitches	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 30,000	$ 30,000	$ -
Telephones & Mobile Equipment	$ 620	$ 620	$ 620	$ 620	$ 620	$ 620	$ 620	$ 620	$ 620	$ 620	$ 620	$ 620	**$ 14,869**	$ 7,434	$ 7,434
Office supplies and Expenses	$ 2,625	$ 2,625	$ 2,625	$ 2,625	$ 2,625	$ 2,625	$ 2,625	$ 2,625	$ 2,625	$ 2,625	$ 2,625	$ 2,625	**$ 55,200**	$ 23,700	$ 31,500
Utilities	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	**$ -**	$ -	$ -
Repairs and Maintenance	$ 3,000	$ 3,000	$ 3,000	$ 3,000	$ 3,000	$ 3,000	$ 3,000	$ 3,000	$ 3,000	$ 3,000	$ 3,000	$ 3,000	**$ 72,000**	$ 36,000	$ 36,000
Other expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	**$ -**	$ -	$ -
Total General and Admin expenses	**$ 13,285**	**$ 13,285**	**$ 13,285**	**$ 13,285**	**$ 13,285**	**$ 13,285**	**$ 13,285**	**$ 13,285**	**$ 13,285**	**$ 13,285**	**$ 13,285**	**$ 13,285**	**$ 342,751**	**$ 183,326**	**$ 159,426**
Travel															
Airfare	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 50,000	$ 20,000	$ 30,000
Baggage Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Ground Transportation	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 5,000	$ 2,000	$ 3,000
Hotels	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 50,000	$ 20,000	$ 30,000
Meals/Drinks	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 25,000	$ 10,000	$ 15,000
Mileage	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Travel	**$ 6,500**	**$ 6,500**	**$ 6,500**	**$ 6,500**	**$ 6,500**	**$ 6,500**	**$ 6,500**	**$ 6,500**	**$ 6,500**	**$ 6,500**	**$ 6,500**	**$ 6,500**	**$ 130,000**	**$ 52,000**	**$ 78,000**
Total Expenses	**$ 595,112**	**$ 881,498**	**$ 689,108**	**$ 746,963**	**$ 806,654**	**$ 873,713**	**$ 1,049,312**	**$ 1,229,237**	**$ 1,399,259**	**$ 1,633,684**	**$ 1,929,194**	**$ 2,378,050**	**$ 19,193,351**	**$ 4,981,568**	**$ 14,211,782**
Net Income/(Loss) Before taxes	**$ (595,112)**	**$ (881,498)**	**$ (689,108)**	**$ (746,963)**	**$ (806,654)**	**$ (873,713)**	**$ (1,049,312)**	**$ (1,229,237)**	**$ (1,399,259)**	**$ (1,633,684)**	**$ (1,929,194)**	**$ (2,378,050)**	**$ (19,193,351)**	**$ (4,981,568)**	**$ (14,211,782)**
Gaming Taxes	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Income and other Taxes	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total taxes	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**
Net Income/(Loss)	**$ (595,112)**	**$ (881,498)**	**$ (689,108)**	**$ (746,963)**	**$ (806,654)**	**$ (873,713)**	**$ (1,049,312)**	**$ (1,229,237)**	**$ (1,399,259)**	**$ (1,633,684)**	**$ (1,929,194)**	**$ (2,378,050)**	**$ (19,193,351)**	**$ (4,981,568)**	**$ (14,211,782)**
Net Income less: Gaming Licenses, Applications, & mthly legal	**$ (595,112)**	**$ (881,498)**	**$ (689,108)**	**$ (746,963)**	**$ (806,654)**	**$ (873,713)**	**$ (1,049,312)**	**$ (1,229,237)**	**$ (1,399,259)**	**$ (1,633,684)**	**$ (1,929,194)**	**$ (2,378,050)**	**$ (19,193,351)**	**$ (4,981,568)**	**$ (14,211,782)**

Keystar Corp

CORPORATE OVERHEAD / G&A EXPENSE PROJECTIONS - BY MONTH 2024

4. Overhead P&L Proj-Monthly

		By Calendar Quarter								
		QTR 1 2023	QTR 2 2023	QTR 3 2023	QTR 4 2023	QTR 1 2024	QTR 2 2024	QTR 3 2024	QTR 4 2024	Total
Dues & Subscriptions	-									
Engineering Licenses	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other Software Licenses	-	$ 9,455	$ 8,965	$ 8,970	$ 8,970	$ 9,170	$ 8,970	$ 8,970	$ 8,970	$ 72,440
Total Dues & Subscriptions	-	$ 9,455	$ 8,965	$ 8,970	$ 8,970	$ 9,170	$ 8,970	$ 8,970	$ 8,970	$ 72,440
General and Admin expenses										
Rent	-	$ 22,823	$ 21,123	$ 21,123	$ 21,123	$ 21,123	$ 21,123	$ 21,123	$ 21,123	$ 170,682
Fundraising/Investor Pitches	-	$ 30,000	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 30,000
Telephones & Mobile Equipment	-	$ 1,859	$ 1,859	$ 1,859	$ 1,859	$ 1,859	$ 1,859	$ 1,859	$ 1,859	$ 14,869
Office supplies and Expenses	-	$ 4,075	$ 5,475	$ 6,475	$ 7,675	$ 7,875	$ 7,875	$ 7,875	$ 7,875	$ 55,200
Utilities	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Repairs and Maintenance	-	$ 9,000	$ 9,000	$ 9,000	$ 9,000	$ 9,000	$ 9,000	$ 9,000	$ 9,000	$ 72,000
Other expenses	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total General and Admin expenses	-	$ 67,756	$ 37,456	$ 38,456	$ 39,656	$ 39,856	$ 39,856	$ 39,856	$ 39,856	$ 342,751
Travel	-									
Airfare	-	$ -	$ 5,000	$ 7,500	$ 7,500	$ 7,500	$ 7,500	$ 7,500	$ 7,500	$ 50,000
Baggage Fees	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Ground Transportation	-	$ -	$ 500	$ 750	$ 750	$ 750	$ 750	$ 750	$ 750	$ 5,000
Hotels	-	$ -	$ 5,000	$ 7,500	$ 7,500	$ 7,500	$ 7,500	$ 7,500	$ 7,500	$ 50,000
Meals/Drinks	-	$ -	$ 2,500	$ 3,750	$ 3,750	$ 3,750	$ 3,750	$ 3,750	$ 3,750	$ 25,000
Mileage	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Travel	-	$ -	$ 13,000	$ 19,500	$ 19,500	$ 19,500	$ 19,500	$ 19,500	$ 19,500	$ 130,000
Total Expenses	-	$ 1,449,021	$ 1,143,045	$ 1,149,066	$ 1,240,436	$ 2,165,718	$ 2,427,330	$ 3,677,807	$ 5,940,927	$ 19,193,351
	-									
Net Income/(Loss) Before taxes	-	$ (1,449,021)	$ (1,143,045)	$ (1,149,066)	$ (1,240,436)	$ (2,165,718)	$ (2,427,330)	$ (3,677,807)	$ (5,940,927)	$ (19,193,351)
Gaming Taxes	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Income and other Taxes	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total taxes	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	-									
Net Income/(Loss)	-	$ (1,449,021)	$ (1,143,045)	$ (1,149,066)	$ (1,240,436)	$ (2,165,718)	$ (2,427,330)	$ (3,677,807)	$ (5,940,927)	$ (19,193,351)
	-									
	-									
Net Income less: Gaming Licenses, Applications, & mthly legal	-	$ (1,449,021)	$ (1,143,045)	$ (1,149,066)	$ (1,240,436)	$ (2,165,718)	$ (2,427,330)	$ (3,677,807)	$ (5,940,927)	$ (19,193,351)

Keystar Corp

SPORTS BETTING COMBINED JURISDICTIONS P&L - BY MONTH 2024

5a. Combined Jurisdictions P&L

	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24	Totals	By Calander Year 1-12 Dec-23	13-24 Dec-24
Income															
Sports B2C Betting Handle	$ 14,740,292	$ 17,858,063	$ 21,205,870	$ 24,802,309	$ 34,417,464	$ 44,840,522	$ 58,147,228	$ 68,420,428	$ 81,750,730	$ 96,237,264	$ 111,988,464	$ 129,122,967	$ 740,699,253	$ 39,167,653	$ 701,531,600
Pass Through Betting Wins	$ (13,266,263)	$ (16,072,257)	$ (19,085,283)	$ (22,322,078)	$ (30,975,718)	$ (40,356,470)	$ (50,532,505)	$ (61,578,383)	$ (73,575,657)	$ (86,613,537	$ (100,789,617)	$ (116,210,670)	$ (666,629,327)	$ (35,250,888)	$(631,378,440)
Gross Gaming Revenues	$ 1,474,029	$ 1,785,806	$ 2,120,587	$ 2,480,231	$ 3,441,746	$ 4,484,052	$ 5,614,723	$ 6,842,043	$ 8,175,073	$ 9,623,726	$ 11,198,846	$ 12,912,297	$ 74,069,925	$ 3,916,765	$ 70,153,160
Sports B2B Betting Handle	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Pass Through Betting Wins	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross B2B Gaming Revenues	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross B2B Gaming Revenue Share %	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Gross B2B Gaming Revenues retained	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Brick and Mortar Casino Slots Drop	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Brick and Mortar Casino Slots Payout	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Brick & Mortar Gross Gaming Revenues	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Gross Gaming Revenues	$ 1,474,029	$ 1,785,806	$ 2,120,587	$ 2,480,231	$ 3,441,746	$ 4,484,052	$ 5,614,723	$ 6,842,043	$ 8,175,073	$ 9,623,726	$ 11,198,846	$ 12,912,297	$ 74,069,925	$ 3,916,765	$ 70,153,160
Esports B2C Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2C Tournament Pass Through Wins	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2C Total Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2B Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Production Revenues	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Revenue	$ 1,474,029	$ 1,785,806	$ 2,120,587	$ 2,480,231	$ 3,441,746	$ 4,484,052	$ 5,614,723	$ 6,842,043	$ 8,175,073	$ 9,623,726	$ 11,198,846	$ 12,912,297	$ 74,069,925	$ 3,916,765	$ 70,153,160
Cost of Goods Sold															
Blockchain as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Database as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Hosting	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 31,800	$ 31,800	$ 31,800	$ 31,800	$ 31,800	$ 31,800	$ 31,800	$ 31,800	$ 312,700	$ 37,100	$ 275,600
Email as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Photos as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Search as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Sports League Content/Schedules	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
KYC/AML as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Fiat Payment Processing Fees	$ 110,552	$ 133,935	$ 159,044	$ 186,017	$ 258,131	$ 336,304	$ 421,104	$ 513,153	$ 613,130	$ 721,779	$ 839,913	$ 968,422	$ 5,555,244	$ 293,757	$ 5,261,487
eSports -B2B	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Cost of Production	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Cost of Goods Sold	**$ 115,852**	**$ 139,235**	**$ 164,344**	**$ 191,317**	**$ 289,931**	**$ 368,104**	**$ 452,904**	**$ 544,953**	**$ 644,930**	**$ 753,579**	**$ 871,713**	**$ 1,000,222**	**$ 5,867,944**	**$ 330,857**	**$ 5,537,087**
Gross Profit	**$ 1,358,177**	**$ 1,646,571**	**$ 1,956,243**	**$ 2,288,914**	**$ 3,151,815**	**$ 4,115,948**	**$ 5,161,819**	**$ 6,297,089**	**$ 7,530,143**	**$ 8,870,147**	**$ 10,327,133**	**$ 11,912,074**	**$ 68,201,981**	**$ 3,585,908**	**$ 64,616,073**
Gross Profit % of total revenues	92%	92%	92%	92%	495%	526%	537%	542%	545%	547%	548%	550%	92%	92%	92%

Keystar Corp

SPORTS BETTING COMBINED JURISDICTIONS P&L - BY MONTH 2024

5a. Combined Jurisdictions P&L

		By Calander Quarter								
		QTR 1 2023	QTR 2 2023	QTR 3 2023	QTR 4 2023	QTR 1 2024	QTR 2 2024	QTR 3 2024	QTR 4 2024	Total
Income										
Sports B2C Betting Handle	-	$ -	$ 937,500	$ 10,404,487	$ 27,825,666	$ 53,804,225	$ 104,060,296	$ 206,318,384	$ 337,348,695	$ 740,699,253
Pass Through Betting Wins	-	$ -	$ (843,750)	$ (9,364,038)	$ (25,043,100)	$ (48,423,802)	$ (93,654,266)	$ (185,686,546)	$ (303,613,825)	$(666,629,327)
Gross Gaming Revenues	-	$ -	$ 93,750	$ 1,040,449	$ 2,782,567	$ 5,380,422	$ 10,406,030	$ 20,631,838	$ 33,734,869	$ 74,069,925
Sports B2B Betting Handle	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Pass Through Betting Wins	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross B2B Gaming Revenues	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross B2B Gaming Revenue Share %		0%	0%	0%	0%	0%	0%	0%	0%	0%
Gross B2B Gaming Revenues retained	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Brick and Mortar Casino Slots Drop	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Brick and Mortar Casino Slots Payout	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Brick & Mortar Gross Gaming Revenues	-	$ -	$ -							$ -
Total Gross Gaming Revenues	-	$ -	$ 93,750	$ 1,040,449	$ 2,782,567	$ 5,380,422	$ 10,406,030	$ 20,631,838	$ 33,734,869	$ 74,069,925
Esports B2C Revenue	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2C Tournament Pass Through Wins	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2C Total Revenue	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2B Revenue	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Production Revenues	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Revenue	-	**$ -**	**$ 93,750**	**$ 1,040,449**	**$ 2,782,567**	**$ 5,380,422**	**$ 10,406,030**	**$ 20,631,838**	**$ 33,734,869**	**$ 74,069,925**
Cost of Goods Sold	-									
Blockchain as a Service	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Database as a Service	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Hosting	-	$ -	$ 5,300	$ 15,900	$ 15,900	$ 15,900	$ 68,900	$ 95,400	$ 95,400	$ 312,700
Email as a Service	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Photos as a Service	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Search as a Service	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Sports League Content/Schedules	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
KYC/AML as a Service	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Fiat Payment Processing Fees	-	$ -	$ 7,031	$ 78,034	$ 208,692	$ 403,532	$ 780,452	$ 1,547,388	$ 2,530,115	$ 5,555,244
eSports -B2B	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Cost of Production	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Cost of Goods Sold	-	**$ -**	**$ 12,331**	**$ 93,934**	**$ 224,592**	**$ 419,432**	**$ 849,352**	**$ 1,642,788**	**$ 2,625,515**	**$ 5,867,944**
Gross Profit	-	**$ -**	**$ 81,419**	**$ 946,515**	**$ 2,557,974**	**$ 4,960,991**	**$ 9,556,677**	**$ 18,989,051**	**$ 31,109,354**	**$ 68,201,981**
Gross Profit % of total revenues		0%	87%	91%	92%	92%	92%	92%	92%	92%

Keystar Corp

SPORTS BETTING COMBINED JURISDICTIONS P&L - BY MONTH 2024

5a. Combined Jurisdictions P&L

														By Calander Year	
														1-12	13-24
	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24	Totals	Dec-23	Dec-24
Expenses															
Marketing and Selling															
Contests & Prize Money	$ 143,607	$ 155,098	$ 167,503	$ 180,904	$ 529,751	$ 578,819	$ 632,460	$ 691,171	$ 755,365	$ 825,588	$ 902,403	$ 986,442	$ 7,487,548	$ 938,421	$ 6,549,126
SEO/PPC Marketing	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Commissions	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Affiliate Marketing	$ 57,443	$ 62,038	$ 67,001	$ 72,361	$ 211,900	$ 231,527	$ 252,992	$ 276,468	$ 302,146	$ 330,234	$ 360,961	$ 394,577	$ 2,995,019	$ 375,368	$ 2,619,651
Social Media	$ 28,721	$ 31,019	$ 33,501	$ 36,181	$ 105,950	$ 115,764	$ 126,496	$ 138,234	$ 151,073	$ 165,117	$ 180,481	$ 197,288	$ 1,497,510	$ 187,684	$ 1,309,825
Influencer Marketing	$ 28,721	$ 31,019	$ 33,501	$ 36,181	$ 105,950	$ 115,764	$ 126,496	$ 138,234	$ 151,073	$ 165,117	$ 180,481	$ 197,288	$ 1,497,510	$ 187,684	$ 1,309,825
Content Marketing	$ 28,721	$ 31,019	$ 33,501	$ 36,181	$ 105,950	$ 115,764	$ 126,496	$ 138,234	$ 151,073	$ 165,117	$ 180,481	$ 197,288	$ 1,497,510	$ 187,684	$ 1,309,825
Welcome Bonus	$ 75,583	$ 81,629	$ 88,160	$ 95,212	$ 248,579	$ 269,181	$ 293,878	$ 320,867	$ 350,363	$ 382,601	$ 417,839	$ 456,360	$ 3,380,968	$ 302,717	$ 3,078,252
Conferences & Tradeshows	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Marketing and Selling	**$ 362,797**	**$ 391,821**	**$ 423,166**	**$ 457,020**	**$ 1,306,081**	**$ 1,426,818**	**$ 1,558,838**	**$ 1,703,208**	**$ 1,861,093**	**$ 2,033,772**	**$ 2,222,645**	**$ 2,429,244**	**$ 18,356,063**	**$ 2,179,559**	**$ 16,176,505**
Total Marketing % of total revenues	25%	22%	20%	18%	1117%	595%	421%	335%	283%	248%	224%	206%	25%	56%	23%
Loyalty, Rewards, & Customer Success															
SPORTS Rewards Program	$ 147,403	$ 178,581	$ 212,059	$ 248,023	$ 344,175	$ 448,405	$ 561,472	$ 684,204	$ 817,507	$ 962,373	$ 1,119,885	$ 1,291,230	$ 7,406,993	$ 391,677	$ 7,015,316
SPORTS Utility Token Trading Support	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
NFT Membership & Reward Benefits	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Success & Support Software	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Loyalty, Rewards, & Customer Success	**$ 147,403**	**$ 178,581**	**$ 212,059**	**$ 248,023**	**$ 344,175**	**$ 448,405**	**$ 561,472**	**$ 684,204**	**$ 817,507**	**$ 962,373**	**$ 1,119,885**	**$ 1,291,230**	**$ 7,406,993**	**$ 391,677**	**$ 7,015,316**
Total Loyalty, Rewards, & Cust Succs % of ttl Revs	10%	10%	10%	10%	60%	60%	60%	60%	60%	60%	60%	60%	10%	10%	10%
Payroll Expenses															
Wages	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Bonus	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Taxes	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Workers Comp	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Other EE Benes/costs	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Payroll Expenses	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**
Employee Benefits	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -			
Health Insurance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Office Food/Drinks	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Team Building Events	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Employee Benefits	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**
Total employee costs	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**
Total Employee costs % of total revenues	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Professional Services															
Legal	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Insurance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Big Wheel Slot Route Operator	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Accounting/CPA/Auditing	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Design Consultants	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Public Relations	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Professional Services	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**
Total Professional services % of total revenues	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%

Keystar Corp										
SPORTS BETTING COMBINED JURISDICTIONS P&L - BY MONTH 2024										
5a. Combined Jurisdictions P&L		By Calander Quarter								
		QTR 1	QTR 2	QTR 3	QTR 4	QTR 1	QTR 2	QTR 3	QTR 4	
		2023	2023	2023	2023	2024	2024	2024	2024	Total
Expenses	-									
Marketing and Selling	-									
Contests & Prize Money	-	$ -	$ 72,656	$ 317,363	$ 548,402	$ 466,206	$ 1,289,473	$ 2,079,016	$ 2,714,431	$ 7,487,548
SEO/PPC Marketing	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Commissions	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Affiliate Marketing	-	$ -	$ 29,063	$ 126,945	$ 219,361	$ 186,483	$ 515,789	$ 831,606	$ 1,085,772	$ 2,995,019
Social Media	-	$ -	$ 14,531	$ 63,473	$ 109,680	$ 93,241	$ 257,895	$ 415,803	$ 542,886	$ 1,497,510
Influencer Marketing	-	$ -	$ 14,531	$ 63,473	$ 109,680	$ 93,241	$ 257,895	$ 415,803	$ 542,886	$ 1,497,510
Content Marketing	-	$ -	$ 14,531	$ 63,473	$ 109,680	$ 93,241	$ 257,895	$ 415,803	$ 542,886	$ 1,497,510
Welcome Bonus	-	$ -	$ 23,438	$ 102,375	$ 176,904	$ 245,372	$ 610,973	$ 985,107	$ 1,256,800	$ 3,380,968
Conferences & Tradeshows	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Marketing and Selling	-	$ -	$ 168,750	$ 737,100	$ 1,273,709	$ 1,177,784	$ 3,189,919	$ 5,123,140	$ 6,685,662	$ 18,356,063
Total Marketing % of total revenues		0%	180%	71%	46%	22%	31%	25%	20%	25%
Loyalty, Rewards, & Customer Success										
SPORTS Rewards Program	-	$ -	$ 9,375	$ 104,045	$ 278,257	$ 538,042	$ 1,040,603	$ 2,063,184	$ 3,373,487	$ 7,406,993
SPORTS Utility Token Trading Support	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
NFT Membership & Reward Benefits	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Success & Support Software	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Loyalty, Rewards, & Customer Success	-	$ -	$ 9,375	$ 104,045	$ 278,257	$ 538,042	$ 1,040,603	$ 2,063,184	$ 3,373,487	$ 7,406,993
Total Loyalty, Rewards, & Cust Suces % of ttl Revs		0%	10%	10%	10%	10%	10%	10%	10%	10%
Payroll Expenses										
Wages	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Bonus	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Taxes	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Workers Comp	-	$ -	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Other EE Benes/costs	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Payroll Expenses	-	$ -	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Employee Benefits	-									
Health Insurance	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Office Food/Drinks	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Team Building Events	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Employee Benefits	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total employee costs		$ -	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Total Employee costs % of total revenues		0%	0%	0%	0%	0%	0%	0%	0%	0%
Professional Services	-									
Legal	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Insurance	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Big Wheel Slot Route Operator	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Accounting/CPA/Auditing	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Design Consultants	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Public Relations	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Professional Services	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Professional services % of total revenues		0%	0%	0%	0%	0%	0%	0%	0%	0%

Keystar Corp

SPORTS BETTING COMBINED JURISDICTIONS P&L - BY MONTH 2024

5a. Combined Jurisdictions P&L

	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24	Totals	By Calander Year 1-12 Dec-23	13-24 Dec-24
Expenses															
Entity Fees & Gaming Licenses															
Business Licenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
License Applications	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 970,000	$ 775,000	$ 195,000
Gaming Licenses, Applications, & mthly legal	$ 110,000	$ 110,000	$ 110,000	$ 880,000	$ 1,210,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ 4,130,000	$ 1,380,000	$ 2,750,000
Skin Agreement Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 2,500,000	$ 2,500,000	$ -
Total Entity Filings & Fees	$ 135,000	$ 135,000	$ 135,000	$ 885,000	$ 1,235,000	$ 60,000	$ 60,000	$ 60,000	$ 60,000	$ 60,000	$ 60,000	$ 60,000	$ 7,600,000	$ 4,655,000	$ 2,945,000
Dues & Subscriptions															
Engineering Licenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other Software Licenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Dues & Subscriptions	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
General and Admin expenses															
Rent	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Fundraising/Investor Pitches	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Telephones & Mobile Equipment	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Office supplies and Expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Utilities	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Repairs and Maintenance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total General and Admin expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Travel															
Airfare	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Baggage Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Ground Transportation	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Hotels	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Meals/Drinks	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Mileage	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Travel	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Expenses	$ 645,200	$ 705,401	$ 770,225	$ 1,590,043	$ 2,885,256	$ 1,935,223	$ 2,180,311	$ 2,447,412	$ 2,738,601	$ 3,056,145	$ 3,402,530	$ 3,780,474	$ 33,363,056	$ 7,226,235	$ 26,136,821
Net Income Before taxes	$ 712,977	$ 941,169	$ 1,186,018	$ 698,871	$ 266,559	$ 2,180,725	$ 2,981,508	$ 3,849,677	$ 4,791,542	$ 5,814,002	$ 6,924,603	$ 8,131,600	$ 34,838,925	$ (3,640,327)	$ 38,479,252
Gaming Taxes	$ 294,806	$ 357,161	$ 424,117	$ 496,046	$ 668,349	$ 855,010	$ 1,057,363	$ 1,276,862	$ 1,515,102	$ 1,773,821	$ 2,054,924	$ 2,360,488	$ 13,917,403	$ 783,353	$ 13,134,050
Income and other Taxes	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total taxes	$ 294,806	$ 357,161	$ 424,117	$ 496,046	$ 668,349	$ 855,010	$ 1,057,363	$ 1,276,862	$ 1,515,102	$ 1,773,821	$ 2,054,924	$ 2,360,488	$ 13,917,403	$ 783,353	$ 13,134,050
Net Income	$ 418,171	$ 584,008	$ 761,900	$ 202,825	$ (401,790)	$ 1,325,715	$ 1,924,145	$ 2,572,815	$ 3,276,440	$ 4,040,180	$ 4,869,680	$ 5,771,113	$ 20,921,522	$ (4,423,680)	$ 25,345,202

Keystar Corp

SPORTS BETTING COMBINED JURISDICTIONS P&L - BY MONTH 2024

5a. Combined Jurisdictions P&L

		By Calander Quarter								
		QTR 1 2023	QTR 2 2023	QTR 3 2023	QTR 4 2023	QTR 1 2024	QTR 2 2024	QTR 3 2024	QTR 4 2024	Total
Expenses	-									
Entity Fees & Gaming Licenses	-									
Business Licenses	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
License Applications	-	$ -	$ -	$ -	$ 775,000	$ 75,000	$ 60,000	$ 30,000	$ 30,000	$ 970,000
Gaming Licenses, Applications, & mthly legal	-	$ 125,000	$ 795,000	$ 30,000	$ 430,000	$ 330,000	$ 2,120,000	$ 150,000	$ 150,000	$ 4,130,000
Skin Agreement Fees	-	$ -	$ -	$ -	$ 2,500,000	$ -	$ -	$ -	$ -	$ 2,500,000
Total Entity Filings & Fees	-	$ 125,000	$ 795,000	$ 30,000	$ 3,705,000	$ 405,000	$ 2,180,000	$ 180,000	$ 180,000	$ 7,600,000
Dues & Subscriptions	-									
Engineering Licenses	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other Software Licenses	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Dues & Subscriptions	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
General and Admin expenses										
Rent	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Fundraising/Investor Pitches	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Telephones & Mobile Equipment	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Office supplies and Expenses	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Utilities	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Repairs and Maintenance	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other expenses	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total General and Admin expenses	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Travel	-									
Airfare	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Baggage Fees	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Ground Transportation	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Hotels	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Meals/Drinks	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Mileage	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Travel	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Expenses	-	$ 125,000	$ 973,125	$ 871,145	$ 5,256,965	$ 2,120,827	$ 6,410,522	$ 7,366,323	$ 10,239,149	$ 33,363,056
	-									
Net Income Before taxes	0.00	$ (125,000)	$ (891,706)	$ 75,370	$ (2,698,991)	$ 2,840,164	$ 3,146,155	$ 11,622,727	$ 20,870,206	$ 34,838,925
	-									
Gaming Taxes	-	$ -	$ 18,750	$ 208,090	$ 556,513	$ 1,076,084	$ 2,019,406	$ 3,849,327	$ 6,189,233	$ 13,917,403
Income and other Taxes	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total taxes	-	$ -	$ 18,750	$ 208,090	$ 556,513	$ 1,076,084	$ 2,019,406	$ 3,849,327	$ 6,189,233	$ 13,917,403
	-									
Net Income	0.00	$ (125,000)	$ (910,456)	$ (132,720)	$ (3,255,505)	$ 1,764,080	$ 1,126,749	$ 7,773,400	$ 14,680,973	$ 20,921,522

Keystar Corp

TENNESSEE PROJECTIONS - BY MONTH 2024

	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24	Totals	By Calander Year 1-12 2023	By Calander Year 13-24 2024
Income															
Sports B2C Betting Handle	$ 14,740,292	$ 17,858,063	$ 21,205,870	$ 24,802,309	$ 28,867,464	$ 32,823,022	$ 37,292,403	$ 42,100,899	$ 47,275,824	$ 52,846,674	$ 58,845,304	$ 65,306,116	**$ 482,931,893**	$ 39,167,653	$ 443,764,240
Pass Through Betting Wins	$ (13,266,263)	$ (16,072,257)	$ (19,085,283)	$ (22,322,078)	$ (25,800,718)	$ (29,540,720)	$ (33,563,163)	$ (37,890,809)	$ (42,548,241)	$ (47,562,006)	$ (52,960,774)	$ (58,775,504)	**$ (434,638,704)**	$ (35,250,888)	$ (399,387,816)
Gross Gaming Revenues	$ 1,474,029	$ 1,785,806	$ 2,120,587	$ 2,480,231	$ 2,866,746	$ 3,282,302	$ 3,729,240	$ 4,210,090	$ 4,727,582	$ 5,284,667	$ 5,884,530	$ 6,530,612	**$ 48,293,189**	$ 3,916,765	$ 44,376,424
Sports B2B Betting Handle	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Pass Through Betting Wins	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross B2B Gaming Revenues	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross B2B Gaming Revenue Share %														$ -	$ -
Gross B2B Gaming Revenues retained	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Brick and Mortar Casino Slots Drop	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Brick and Mortar Casino Slots Payout	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross Brick & Mortar Gaming Revenues	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Gross Gaming Revenues	$ 1,474,029	$ 1,785,806	$ 2,120,587	$ 2,480,231	$ 2,866,746	$ 3,282,302	$ 3,729,240	$ 4,210,090	$ 4,727,582	$ 5,284,667	$ 5,884,530	$ 6,530,612	**$ 48,293,189**	$ 3,916,765	$ 44,376,424
Esports B2C Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2C Tournament Pass Through Wins	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2C Total Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2B Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Production Revenues	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Revenue	**$ 1,474,029**	**$ 1,785,806**	**$ 2,120,587**	**$ 2,480,231**	**$ 2,866,746**	**$ 3,282,302**	**$ 3,729,240**	**$ 4,210,090**	**$ 4,727,582**	**$ 5,284,667**	**$ 5,884,530**	**$ 6,530,612**	**$ 48,293,189**	**$ 3,916,765**	**$ 44,376,424**
Cost of Goods Sold															
Blockchain as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Database as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Hosting	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	**$ 100,700**	$ 37,100	$ 63,600
Email as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Photos as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Search as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Sports League Content/Schedules	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
KYC/AML as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Fiat Payment Processing Fees	$ 110,552	$ 133,935	$ 159,044	$ 186,017	$ 215,006	$ 246,173	$ 279,693	$ 315,757	$ 354,569	$ 396,350	$ 441,340	$ 489,796	**$ 3,621,989**	$ 293,757	$ 3,328,232
eSports -B2B	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Cost of Production	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Cost of Goods Sold	**$ 115,852**	**$ 139,235**	**$ 164,344**	**$ 191,317**	**$ 220,306**	**$ 251,473**	**$ 284,993**	**$ 321,057**	**$ 359,869**	**$ 401,650**	**$ 446,640**	**$ 495,096**	**$ 3,722,689**	**$ 330,857**	**$ 3,391,832**
Gross Profit	**$ 1,358,177**	**$ 1,646,571**	**$ 1,956,243**	**$ 2,288,914**	**$ 2,646,440**	**$ 3,030,830**	**$ 3,444,247**	**$ 3,889,033**	**$ 4,367,714**	**$ 4,883,017**	**$ 5,437,891**	**$ 6,035,516**	**$ 44,570,500**	**$ 3,585,908**	**$ 40,984,592**
Gross Profit % of total revenues	92%	92%	92%	92%	92%	92%	92%	92%	92%	92%	92%	92%	92%	92%	92%

Keystar Corp
TENNESSEE PROJECTIONS - BY MONTH 2024

	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24	Totals		By Calander Year 1-12 2023	13-24 2024
Expenses																
Marketing and Selling																
Contests & Prize Money	$ 143,607	$ 155,096	$ 167,503	$ 180,904	$ 195,376	$ 211,006	$ 227,887	$ 246,117	$ 265,807	$ 287,071	$ 310,037	$ 334,840	$ 3,663,673		$ 938,421	$ 2,725,251
SEO/PPC Marketing	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Commissions	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Affiliate Marketing	$ 57,443	$ 62,038	$ 67,001	$ 72,361	$ 78,150	$ 84,402	$ 91,155	$ 98,447	$ 106,323	$ 114,829	$ 124,015	$ 133,936	$ 1,465,469		$ 375,368	$ 1,090,101
Social Media	$ 28,721	$ 31,019	$ 33,501	$ 36,181	$ 39,075	$ 42,201	$ 45,577	$ 49,223	$ 53,161	$ 57,414	$ 62,007	$ 66,968	$ 732,735		$ 187,684	$ 545,050
Influencer Marketing	$ 28,721	$ 31,019	$ 33,501	$ 36,181	$ 39,075	$ 42,201	$ 45,577	$ 49,223	$ 53,161	$ 57,414	$ 62,007	$ 66,968	$ 732,735		$ 187,684	$ 545,050
Content Marketing	$ 28,721	$ 31,019	$ 33,501	$ 36,181	$ 39,075	$ 42,201	$ 45,577	$ 49,223	$ 53,161	$ 57,414	$ 62,007	$ 66,968	$ 732,735		$ 187,684	$ 545,050
Welcome Bonus	$ 75,583	$ 81,629	$ 88,160	$ 95,212	$ 102,829	$ 111,056	$ 119,940	$ 129,535	$ 139,898	$ 151,090	$ 163,177	$ 176,232	$ 1,737,059		$ 302,717	$ 1,434,343
Conferences & Tradeshows	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Marketing and Selling	$ 362,797	$ 391,821	$ 423,166	$ 457,020	$ 493,581	$ 533,068	$ 575,713	$ 621,770	$ 671,512	$ 725,233	$ 783,252	$ 845,912	$ 9,064,404		$ 2,179,559	$ 6,884,846
Total Marketing % of total revenues	25%	22%	20%	18%	17%	16%	15%	15%	14%	14%	13%	13%	19%		56%	16%
Loyalty, Rewards, & Customer Success																
Rewards Program	$ 147,403	$ 178,581	$ 212,059	$ 248,023	$ 286,675	$ 328,230	$ 372,924	$ 421,009	$ 472,758	$ 528,467	$ 588,453	$ 653,061	$ 4,829,319		$ 391,677	$ 4,437,642
Market Making Professional Services	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Membership & Reward Benefits	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Success & Support Software	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Loyalty, Rewards, & Customer Success	$ 147,403	$ 178,581	$ 212,059	$ 248,023	$ 286,675	$ 328,230	$ 372,924	$ 421,009	$ 472,758	$ 528,467	$ 588,453	$ 653,061	$ 4,829,319		$ 391,677	$ 4,437,642
Total Loyalty, Rewards, & Cust Suces % of ttl Revs	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	0%	10%	10%
Payroll Expenses																
Wages	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Bonus															$ -	$ -
Taxes	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Workers Comp	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0		$ 0	$ 0
Other EE Benes/costs	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Payroll Expenses	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0		$ 0	$ 0
Employee Benefits																
Health Insurance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Office Lunches/Dinners	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Team Building Events	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Employee Benefits	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total employee costs	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0		$ 0	$ 0
Total Employee costs % of total revenues	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Professional Services																
Legal	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Insurance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Big Wheel Slot Route Operator	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Accounting/CPA/Auditing	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Design Consultants	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Public Relations	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Professional Services	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Professional services % of total revenues	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%		0%	0%

Keystar Corp
TENNESSEE PROJECTIONS - BY MONTH 2024

														By Calander Year	
														1-12	13-24
	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24	Totals	2023	2024
Expenses															
Entity Fees & Gaming Licenses															
Business Licenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
License Applications	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gaming Licenses, Applications, & mthly legal	$ 10,000	$ 10,000	$ 10,000	$ 760,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 1,850,000	$ 980,000	$ 870,000
Skin Agreement Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Entity Filings & Fees	$ 10,000	$ 10,000	$ 10,000	$ 760,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 1,850,000	$ 980,000	$ 870,000
Dues & Subscriptions													$ -		
Engineering Licenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other Software Licenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Dues & Subscriptions	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
General and Admin expenses															
Rent	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Fundraising/Investor pitches	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Telephones & Mobile Equipment	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Office supplies and Expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Utilities	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Repairs and Maintenance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total General and Admin expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Travel													$ -		
Airfare	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Baggage Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Ground Transportation / Security	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Hotels	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Meals/Drinks	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Mileage	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Travel	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Expenses	$ 520,200	$ 580,401	$ 645,225	$ 1,465,043	$ 790,256	$ 871,298	$ 958,637	$ 1,052,779	$ 1,154,270	$ 1,263,700	$ 1,381,705	$ 1,508,973	$ 15,743,723	$ 3,551,235	$ 12,192,488
Net Income Before taxes	$ 837,977	$ 1,066,169	$ 1,311,018	$ 823,871	$ 1,856,184	$ 2,159,531	$ 2,485,610	$ 2,836,254	$ 3,213,443	$ 3,619,318	$ 4,056,186	$ 4,526,543	$ 28,826,777	$ 34,673	$ 28,792,104
Gaming Taxes	$ 294,806	$ 357,161	$ 424,117	$ 496,046	$ 573,349	$ 656,460	$ 745,848	$ 842,018	$ 945,516	$ 1,056,933	$ 1,176,906	$ 1,306,122	$ 9,658,638	$ 783,353	$ 8,875,285
Total taxes	$ 294,806	$ 357,161	$ 424,117	$ 496,046	$ 573,349	$ 656,460	$ 745,848	$ 842,018	$ 945,516	$ 1,056,933	$ 1,176,906	$ 1,306,122	$ 9,658,638	$ 783,353	$ 8,875,285
Net Income	$ 543,171	$ 709,008	$ 886,900	$ 327,825	$ 1,282,835	$ 1,503,071	$ 1,739,762	$ 1,994,236	$ 2,267,927	$ 2,562,384	$ 2,879,280	$ 3,220,420	$ 19,168,139	$ (748,680)	$ 19,916,819

Keystar Corp
ONTARIO PROJECTIONS - BY MONTH 2024

	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24	Totals	By Calander Year 1-12 Dec-23	By Calander Year 13-24 Dec-24
Income															
Sports B2C Betting Handle	$ -	$ -	$ -	$ -	$ 937,500	$ 1,959,375	$ 3,074,156	$ 4,291,227	$ 5,620,909	$ 7,074,553	$ 8,664,646	$ 10,404,921	$ 42,027,287	$ -	$ 42,027,287
Pass Through Betting Wins	$ -	$ -	$ -	$ -	$ (843,750)	$ (1,763,438)	$ (2,766,741)	$ (3,862,104)	$ (5,058,818)	$ (6,367,097)	$ (7,798,181)	$ (9,364,429)	$ (37,824,558)	$ -	$ (37,824,558)
Gross Gaming Revenues	$ -	$ -	$ -	$ -	$ 93,750	$ 195,938	$ 307,416	$ 429,123	$ 562,091	$ 707,455	$ 866,465	$ 1,040,492	$ 4,202,729	$ -	$ 4,202,729
Sports B2B Betting Handle	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Pass Through Betting Wins	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross B2B Gaming Revenues	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross B2B Gaming Revenue Share %														$ -	$ -
Gross B2B Gaming Revenues retained	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Brick and Mortar Casino Slots Drop	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Brick and Mortar Casino Slots Payout	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross Brick & Mortar Gaming Revenues	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Gross Gaming Revenues	$ -	$ -	$ -	$ -	$ 93,750	$ 195,938	$ 307,416	$ 429,123	$ 562,091	$ 707,455	$ 866,465	$ 1,040,492	$ 4,202,729	$ -	$ 4,202,729
Esports B2C Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2C Tournament Pass Through Wins	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2C Total Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2B Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Production Revenues	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Revenue	**$ -**	**$ -**	**$ -**	**$ -**	**$ 93,750**	**$ 195,938**	**$ 307,416**	**$ 429,123**	**$ 562,091**	**$ 707,455**	**$ 866,465**	**$ 1,040,492**	**$ 4,202,729**	**$ -**	**$ 4,202,729**
Cost of Goods Sold															
Blockchain as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Database as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Hosting	$ -	$ -	$ -	$ -	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 42,400	$ -	$ 42,400
Email as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Photos as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Search as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Sports League Content/Schedules	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
KYC/AML as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Fiat Payment Processing Fees	$ -	$ -	$ -	$ -	$ 7,031	$ 14,695	$ 23,056	$ 32,184	$ 42,157	$ 53,059	$ 64,985	$ 78,037	$ 315,205	$ -	$ 315,205
eSports -B2B	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Cost of Production	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Cost of Goods Sold	**$ -**	**$ -**	**$ -**	**$ -**	**$ 12,331**	**$ 19,995**	**$ 28,356**	**$ 37,484**	**$ 47,457**	**$ 58,359**	**$ 70,285**	**$ 83,337**	**$ 357,605**	**$ -**	**$ 357,605**
Gross Profit	**$ -**	**$ -**	**$ -**	**$ -**	**$ 81,419**	**$ 175,942**	**$ 279,059**	**$ 391,639**	**$ 514,634**	**$ 649,096**	**$ 796,180**	**$ 957,155**	**$ 3,845,124**	**$ -**	**$ 3,845,124**
Gross Profit % of total revenues	0%	0%	0%	0%	87%	90%	91%	91%	92%	92%	92%	92%	91%	0%	91%

Keystar Corp
ONTARIO PROJECTIONS - BY MONTH 2024

	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24	Totals		By Calander Year 1-12 Dec-23	13-24 Dec-24
Expenses																
Marketing and Selling																
Contests & Prize Money	$ -	$ -	$ -	$ -	$ 82,031	$ 90,234	$ 99,258	$ 109,184	$ 120,102	$ 132,112	$ 145,323	$ 159,856	$ 938,100		$ -	$ 938,100
SEO/PPC Marketing	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Commissions	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Affiliate Marketing	$ -	$ -	$ -	$ -	$ 32,813	$ 36,094	$ 39,703	$ 43,673	$ 48,041	$ 52,845	$ 58,129	$ 63,942	$ 375,240		$ -	$ 375,240
Social Media	$ -	$ -	$ -	$ -	$ 16,406	$ 18,047	$ 19,852	$ 21,837	$ 24,020	$ 26,422	$ 29,065	$ 31,971	$ 187,620		$ -	$ 187,620
Influencer Marketing	$ -	$ -	$ -	$ -	$ 16,406	$ 18,047	$ 19,852	$ 21,837	$ 24,020	$ 26,422	$ 29,065	$ 31,971	$ 187,620		$ -	$ 187,620
Content Marketing	$ -	$ -	$ -	$ -	$ 16,406	$ 18,047	$ 19,852	$ 21,837	$ 24,020	$ 26,422	$ 29,065	$ 31,971	$ 187,620		$ -	$ 187,620
Welcome Bonus	$ -	$ -	$ -	$ -	$ 23,438	$ 25,781	$ 28,359	$ 31,195	$ 34,315	$ 37,746	$ 41,521	$ 45,673	$ 268,029		$ -	$ 268,029
Conferences & Tradeshows	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Marketing and Selling	$ -	$ -	$ -	$ -	$ 187,500	$ 206,250	$ 226,875	$ 249,563	$ 274,519	$ 301,971	$ 332,168	$ 365,384	$ 2,144,229		$ -	$ 2,144,229
Total Marketing % of total revenues	0%	0%	0%	0%	200%	105%	74%	58%	49%	43%	38%	35%	51%		0%	51%
Loyalty, Rewards, & Customer Success																
SPORTS Rewards Program	$ -	$ -	$ -	$ -	$ 9,375	$ 19,594	$ 30,742	$ 42,912	$ 56,209	$ 70,746	$ 86,646	$ 104,049	$ 420,273		$ -	$ 420,273
SPORTS Utility Token Trading Support	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
NFT Membership & Reward Benefits	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Success & Support Software	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Loyalty, Rewards, & Customer Success	$ -	$ -	$ -	$ -	$ 9,375	$ 19,594	$ 30,742	$ 42,912	$ 56,209	$ 70,746	$ 86,646	$ 104,049	$ 420,273		$ -	$ 420,273
Total Loyalty, Rewards, & Cust Succs % of ttl Revs	0%	0%	0%	0%	10%	10%	10%	10%	10%	10%	10%	10%	10%	0%	0%	10%
Payroll Expenses																
Wages	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Bonus															$ -	$ -
Taxes	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Workers Comp	$ -	$ -	$ -	$ -	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0		$ -	$ 0
Other EE Benes/costs	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Payroll Expenses	$ -	$ -	$ -	$ -	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0		$ -	$ 0
Employee Benefits																
Health Insurance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Office Lunches/Dinners	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Team Building Events	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Employee Benefits	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total employee costs	$ -	$ -	$ -	$ -	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0		$ -	$ 0
Total Employee costs % of total revenues	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Professional Services																
Legal	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Insurance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Big Wheel Slot Route Operator	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Accounting/CPA/Auditing	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Design Consultants	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Public Relations	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Professional Services	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Professional services % of total revenues	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%		0%	0%

Keystar Corp
ONTARIO PROJECTIONS - BY MONTH 2024

	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24	Totals	By Calander Year 1-12 Dec-23	 13-24 Dec-24
Expenses															
Entity Fees & Gaming Licenses															
Business Licenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
License Applications	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 100,000	$ 100,000	$ -
Gaming Licenses, Applications, & mthly legal	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 220,000	$ 25,000	$ 195,000
Skin Agreement Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Entity Filings & Fees	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 320,000	$ 125,000	$ 195,000
Dues & Subscriptions													$ -		
Engineering Licenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other Software Licenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Dues & Subscriptions	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
General and Admin expenses															
Rent	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Fundraising/Investor pitches	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Telephones & Mobile Equipment	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Office supplies and Expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Utilities	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Repairs and Maintenance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total General and Admin expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Travel													$ -		
Airfare	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Baggage Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Ground Transportation / Security	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Hotels	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Meals/Drinks	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Mileage	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Travel	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Expenses	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 221,875	$ 235,844	$ 267,617	$ 302,475	$ 340,728	$ 382,716	$ 428,814	$ 479,434	$ 2,884,502	$ 125,000	$ 2,759,502
Net Income Before taxes	$ (25,000)	$ (25,000)	$ (25,000)	$ (25,000)	$ (140,456)	$ (59,902)	$ 11,443	$ 89,164	$ 173,906	$ 266,380	$ 367,366	$ 477,722	$ 960,622	$ (125,000)	$ 1,085,622
Gaming Taxes	$ -	$ -	$ -	$ -	$ 18,750	$ 39,188	$ 61,483	$ 85,825	$ 112,418	$ 141,491	$ 173,293	$ 208,098	$ 840,546	$ -	$ 840,546
Total taxes	$ -	$ -	$ -	$ -	$ 18,750	$ 39,188	$ 61,483	$ 85,825	$ 112,418	$ 141,491	$ 173,293	$ 208,098	$ 840,546	$ -	$ 840,546
Net Income	$ (25,000)	$ (25,000)	$ (25,000)	$ (25,000)	$ (159,206)	$ (99,089)	$ (50,040)	$ 3,339	$ 61,488	$ 124,889	$ 194,073	$ 269,623	$ 120,076	$ (125,000)	$ 245,076

Keystar Corp
MARYLAND PROJECTIONS - BY MONTH 2024

														By Calander Year	
														1-12	13-24
	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24	Totals	Dec-23	Dec-24
Income															
Sports B2C Betting Handle	$ -	$ -	$ -	$ -	$ 937,500	$ 1,959,375	$ 3,074,156	$ 4,291,227	$ 5,620,909	$ 7,074,553	$ 8,664,646	$ 10,404,921	$ 42,027,287	$ -	$ 42,027,287
Pass Through Betting Wins	$ -	$ -	$ -	$ -	$ (843,750)	$ (1,763,438)	$ (2,766,741)	$ (3,862,104)	$ (5,058,818)	$ (6,367,097)	$ (7,798,181)	$ (9,364,429)	$ (37,824,558)	$ -	$ (37,824,558)
Gross Gaming Revenues	$ -	$ -	$ -	$ -	$ 93,750	$ 195,938	$ 307,416	$ 429,123	$ 562,091	$ 707,455	$ 866,465	$ 1,040,492	$ 4,202,729	$ -	$ 4,202,729
Sports B2B Betting Handle	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Pass Through Betting Wins	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross B2B Gaming Revenues	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross B2B Gaming Revenue Share %														$ -	$ -
Gross B2B Gaming Revenues retained	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Brick and Mortar Casino Slots Drop	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Brick and Mortar Casino Slots Payout	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross Brick & Mortar Gaming Revenues	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Gross Gaming Revenues	$ -	$ -	$ -	$ -	$ 93,750	$ 195,938	$ 307,416	$ 429,123	$ 562,091	$ 707,455	$ 866,465	$ 1,040,492	$ 4,202,729	$ -	$ 4,202,729
Esports B2C Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2C Tournament Pass Through Wins	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2C Total Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2B Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Production Revenues	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Revenue	**$ -**	**$ -**	**$ -**	**$ -**	**$ 93,750**	**$ 195,938**	**$ 307,416**	**$ 429,123**	**$ 562,091**	**$ 707,455**	**$ 866,465**	**$ 1,040,492**	**$ 4,202,729**	**$ -**	**$ 4,202,729**
Cost of Goods Sold															
Blockchain as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Database as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Hosting	$ -	$ -	$ -	$ -	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 42,400	$ -	$ 42,400
Email as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Photos as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Search as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Sports League Content/Schedules	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
KYC/AML as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Fiat Payment Processing Fees	$ -	$ -	$ -	$ -	$ 7,031	$ 14,695	$ 23,056	$ 32,184	$ 42,157	$ 53,059	$ 64,985	$ 78,037	$ 315,205	$ -	$ 315,205
eSports -B2B	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Cost of Production	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Cost of Goods Sold	**$ -**	**$ -**	**$ -**	**$ -**	**$ 12,331**	**$ 19,995**	**$ 28,356**	**$ 37,484**	**$ 47,457**	**$ 58,359**	**$ 70,285**	**$ 83,337**	**$ 357,605**	**$ -**	**$ 357,605**
Gross Profit	**$ -**	**$ -**	**$ -**	**$ -**	**$ 81,419**	**$ 175,942**	**$ 279,059**	**$ 391,639**	**$ 514,634**	**$ 649,096**	**$ 796,180**	**$ 957,155**	**$ 3,845,124**	**$ -**	**$ 3,845,124**
Gross Profit % of total revenues	0%	0%	0%	0%	87%	90%	91%	91%	92%	92%	92%	92%	91%	0%	91%

Keystar Corp

MARYLAND PROJECTIONS - BY MONTH 2024

															By Calander Year	
															1-12	13-24
	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24	Totals		Dec-23	Dec-24
Expenses																
Marketing and Selling																
Contests & Prize Money	$ -	$ -	$ -	$ -	$ 82,031	$ 90,234	$ 99,258	$ 109,184	$ 120,102	$ 132,112	$ 145,323	$ 159,856	$ 938,100		$ -	$ 938,100
SEO/PPC Marketing	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -	$ -	$	$ -		$ -	$ -
Commissions	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -	$ -	$	$ -		$ -	$ -
Affiliate Marketing	$ -	$ -	$ -	$ -	$ 32,813	$ 36,094	$ 39,703	$ 43,673	$ 48,041	$ 52,845	$ 58,129	$ 63,942	$ 375,240		$ -	$ 375,240
Social Media	$ -	$ -	$ -	$ -	$ 16,406	$ 18,047	$ 19,852	$ 21,837	$ 24,020	$ 26,422	$ 29,066	$ 31,97	$ 187,620		$ -	$ 187,620
Influencer Marketing	$ -	$ -	$ -	$ -	$ 16,406	$ 18,047	$ 19,852	$ 21,837	$ 24,020	$ 26,422	$ 29,066	$ 31,97	$ 187,620		$ -	$ 187,620
Content Marketing	$ -	$ -	$ -	$ -	$ 16,406	$ 18,047	$ 19,852	$ 21,837	$ 24,020	$ 26,422	$ 29,066	$ 31,97	$ 187,620		$ -	$ 187,620
Welcome Bonus	$ -	$ -	$ -	$ -	$ 23,438	$ 25,781	$ 28,359	$ 31,195	$ 34,315	$ 37,746	$ 41,52	$ 45,673	$ 268,029		$ -	$ 268,029
Conferences & Tradeshows	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -	$ -	$	$ -		$ -	$ -
Total Marketing and Selling	**$ -**	**$ -**	**$ -**	**$ -**	**$ 187,500**	**$ 206,250**	**$ 226,875**	**$ 249,563**	**$ 274,519**	**$ 301,971**	**$ 332,168**	**$ 365,384**	**$ 2,144,229**		**$ -**	**$ 2,144,229**
Total Marketing % of total revenues	0%	0%	0%	0%	200%	105%	74%	58%	49%	43%	38%	35%	51%		0%	51%
Loyalty, Rewards, & Customer Success																
SPORTS Rewards Program	$ -	$ -	$ -	$ -	$ 9,375	$ 19,594	$ 30,742	$ 42,912	$ 56,209	$ 70,746	$ 86,646	$ 104,040	$ 420,273		$ -	$ 420,273
SPORTS Utility Token Trading Support	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -	$ -	$	$ -		$ -	$ -
NFT Membership & Reward Benefits	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -	$ -	$	$ -		$ -	$ -
Success & Support Software	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -	$ -	$	$ -		$ -	$ -
Total Loyalty, Rewards, & Customer Success	**$ -**	**$ -**	**$ -**	**$ -**	**$ 9,375**	**$ 19,594**	**$ 30,742**	**$ 42,912**	**$ 56,209**	**$ 70,746**	**$ 86,646**	**$ 104,049**	**$ 420,273**		**$ -**	**$ 420,273**
Total Loyalty, Rewards, & Cust Succs % of ttl Revs	0%	0%	0%	0%	10%	10%	10%	10%	10%	10%	10%	10%	10%	0%	0%	10%
Payroll Expenses																
Wages	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -	$ -	$	$ -		$ -	$ -
Bonus															$ -	$ -
Taxes	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -	$ -	$	$ -		$ -	$ -
Workers Comp	$ -	$ -	$ -	$ -	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0		$ -	$ 0
Other EE Benes/costs	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -	$ -	$	$ -		$ -	$ -
Total Payroll Expenses	**$ -**	**$ -**	**$ -**	**$ -**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**		**$ -**	**$ 0**
Employee Benefits																
Health Insurance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -	$ -	$	$ -		$ -	$ -
Office Lunches/Dinners	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -	$ -	$	$ -		$ -	$ -
Team Building Events	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -	$ -	$	$ -		$ -	$ -
Total Employee Benefits	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**		**$ -**	**$ -**
Total employee costs	**$ -**	**$ -**	**$ -**	**$ -**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**		**$ -**	**$ 0**
Total Employee costs % of total revenues	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Professional Services																
Legal	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -	$ -	$	$ -		$ -	$ -
Insurance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -	$ -	$	$ -		$ -	$ -
Big Wheel Slot Route Operator	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -	$ -	$	$ -		$ -	$ -
Accounting/CPA/Auditing	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -	$ -	$	$ -		$ -	$ -
Design Consultants	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -	$ -	$	$ -		$ -	$ -
Public Relations	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -	$ -	$	$ -		$ -	$ -
Total Professional Services	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**		**$ -**	**$ -**
Total Professional services % of total revenues	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%		0%	0%

Keystar Corp

MARYLAND PROJECTIONS - BY MONTH 2024

														By Calander Year	
														1-12	13-24
	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24	Totals	Dec-23	Dec-24
Expenses															
Entity Fees & Gaming Licenses															
Business Licenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
License Applications	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 500,000	$ 500,000	$ -
Gaming Licenses, Applications, & mthly legal	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 445,000	$ 250,000	$ 195,000
Skin Agreement Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Entity Filings & Fees	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 945,000	$ 750,000	$ 195,000
Dues & Subscriptions													$ -		
Engineering Licenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other Software Licenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Dues & Subscriptions	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
General and Admin expenses															
Rent	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Fundraising/Investor pitches	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Telephones & Mobile Equipment	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Office supplies and Expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Utilities	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Repairs and Maintenance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total General and Admin expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Travel													$ -		
Airfare	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Baggage Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Ground Transportation / Security	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Hotels	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Meals/Drinks	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Mileage	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Travel	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Expenses	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 221,875	$ 235,844	$ 267,617	$ 302,475	$ 340,728	$ 382,716	$ 428,814	$ 479,434	$ 3,509,502	$ 750,000	$ 2,759,502
Net Income Before taxes	$ (25,000)	$ (25,000)	$ (25,000)	$ (25,000)	$ (140,456)	$ (59,902)	$ 11,443	$ 89,164	$ 173,906	$ 266,380	$ 367,366	$ 477,722	$ 335,622	$ (750,000)	$ 1,085,622
Gaming Taxes	$ -	$ -	$ -	$ -	$ 18,750	$ 39,188	$ 61,483	$ 85,825	$ 112,418	$ 141,491	$ 173,293	$ 208,098	$ 840,546	$ -	$ 840,546
Total taxes	$ -	$ -	$ -	$ -	$ 18,750	$ 39,188	$ 61,483	$ 85,825	$ 112,418	$ 141,491	$ 173,293	$ 208,098	$ 840,546	$ -	$ 840,546
Net Income	$ (25,000)	$ (25,000)	$ (25,000)	$ (25,000)	$ (159,206)	$ (99,089)	$ (50,040)	$ 3,339	$ 61,488	$ 124,889	$ 194,073	$ 269,623	$ (504,924)	$ (750,000)	$ 245,076

Keystar Corp

OHIO PROJECTIONS - BY MONTH 2024

														By Calander Year	
														1-12	13-24
	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24	Totals	Dec-23	Dec-24
Income															
Sports B2C Betting Handle	$ -	$ -	$ -	$ -	$ 1,875,000	$ 3,918,750	$ 6,148,313	$ 8,582,454	$ 11,241,817	$ 14,149,105	$ 17,329,291	$ 20,809,843	$ 84,054,574	$ -	$ 84,054,574
Pass Through Betting Wins	$ -	$ -	$ -	$ -	$ (1,687,500)	$ (3,526,875)	$ (5,533,481)	$ (7,724,209)	$ (10,117,636)	$ (12,734,195)	$ (15,596,362)	$ (18,728,859)	$ (75,649,116	$ -	$ (75,649,116)
Gross Gaming Revenues	$ -	$ -	$ -	$ -	$ 187,500	$ 391,875	$ 614,831	$ 858,245	$ 1,124,182	$ 1,414,911	$ 1,732,929	$ 2,080,984	$ 8,405,457	$ -	$ 8,405,457
Sports B2B Betting Handle	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Pass Through Betting Wins	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Gross B2B Gaming Revenues	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross B2B Gaming Revenue Share %														$ -	$ -
Gross B2B Gaming Revenues retained	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Brick and Mortar Casino Slots Drop	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Brick and Mortar Casino Slots Payout	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Gross Brick & Mortar Gaming Revenues	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Gross Gaming Revenues	$ -	$ -	$ -	$ -	$ 187,500	$ 391,875	$ 614,831	$ 858,245	$ 1,124,182	$ 1,414,911	$ 1,732,929	$ 2,080,984	$ 8,405,457	$ -	$ 8,405,457
Esports B2C Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Esports B2C Tournament Pass Through Wins	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Esports B2C Total Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2B Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Production Revenues	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Total Revenue	**$ -**	**$ -**	**$ -**	**$ -**	**$ 187,500**	**$ 391,875**	**$ 614,831**	**$ 858,245**	**$ 1,124,182**	**$ 1,414,911**	**$ 1,732,929**	**$ 2,080,984**	**$ 8,405,457**	**$ -**	**$ 8,405,457**
Cost of Goods Sold															
Blockchain as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Database as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Hosting	$ -	$ -	$ -	$ -	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 42,400	$ -	$ 42,400
Email as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Photos as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Search as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Sports League Content/Schedules	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
KYC/AML as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Fiat Payment Processing Fees	$ -	$ -	$ -	$ -	$ 14,063	$ 29,391	$ 46,112	$ 64,368	$ 84,314	$ 106,118	$ 129,970	$ 156,074	$ 630,409	$ -	$ 630,409
eSports -B2B	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Cost of Production	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Total Cost of Goods Sold	**$ -**	**$ -**	**$ -**	**$ -**	**$ 19,363**	**$ 34,691**	**$ 51,412**	**$ 69,668**	**$ 89,614**	**$ 111,418**	**$ 135,270**	**$ 161,374**	**$ 672,809**	**$**	**$ 672,809**
Gross Profit	**$ -**	**$ -**	**$ -**	**$ -**	**$ 168,138**	**$ 357,184**	**$ 563,419**	**$ 788,577**	**$ 1,034,568**	**$ 1,303,492**	**$ 1,597,659**	**$ 1,919,610**	**$ 7,732,648**	**$ -**	**$ 7,732,648**
Gross Profit % of total revenues	0%	0%	0%	0%	90%	91%	92%	92%	92%	92%	92%	92%	92%	0%	92%

Keystar Corp
OHIO PROJECTIONS - BY MONTH 2024

															By Calander Year	
															1-12	13-24
	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24	Totals		Dec-23	Dec-24
Expenses																
Marketing and Selling																
Contests & Prize Money	$ -	$ -	$ -	$ -	$ 70,313	$ 77,344	$ 85,078	$ 93,586	$ 102,945	$ 113,239	$ 124,563	$ 137,019	$ 804,086		$ -	$ 804,086
SEO/PPC Marketing	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Commissions	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Affiliate Marketing	$ -	$ -	$ -	$ -	$ 28,125	$ 30,938	$ 34,031	$ 37,434	$ 41,178	$ 45,296	$ 49,825	$ 54,808	$ 321,634		$ -	$ 321,634
Social Media	$ -	$ -	$ -	$ -	$ 14,063	$ 15,469	$ 17,016	$ 18,717	$ 20,589	$ 22,648	$ 24,913	$ 27,404	$ 160,817		$ -	$ 160,817
Influencer Marketing	$ -	$ -	$ -	$ -	$ 14,063	$ 15,469	$ 17,016	$ 18,717	$ 20,589	$ 22,648	$ 24,913	$ 27,404	$ 160,817		$ -	$ 160,817
Content Marketing	$ -	$ -	$ -	$ -	$ 14,063	$ 15,469	$ 17,016	$ 18,717	$ 20,589	$ 22,648	$ 24,913	$ 27,404	$ 160,817		$ -	$ 160,817
Welcome Bonus	$ -	$ -	$ -	$ -	$ 46,875	$ 51,563	$ 56,719	$ 62,391	$ 68,630	$ 75,493	$ 83,042	$ 91,346	$ 536,057		$ -	$ 536,057
Conferences & Tradeshows	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Marketing and Selling	**$ -**	**$ -**	**$ -**	**$ -**	**$ 187,500**	**$ 206,250**	**$ 226,875**	**$ 249,563**	**$ 274,519**	**$ 301,971**	**$ 332,168**	**$ 365,384**	**$ 2,144,229**		**$ -**	**$ 2,144,229**
Total Marketing % of total revenues	0%	0%	0%	0%	100%	53%	37%	29%	24%	21%	19%	18%	26%		0%	26%
Loyalty, Rewards, & Customer Success																
SPORTS Rewards Program	$ -	$ -	$ -	$ -	$ 18,750	$ 39,188	$ 61,483	$ 85,825	$ 112,418	$ 141,491	$ 173,293	$ 208,098	$ 840,546		$ -	$ 840,546
SPORTS Utility Token Trading Support	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
NFT Membership & Reward Benefits	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Success & Support Software	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Loyalty, Rewards, & Customer Success	**$ -**	**$ -**	**$ -**	**$ -**	**$ 18,750**	**$ 39,188**	**$ 61,483**	**$ 85,825**	**$ 112,418**	**$ 141,491**	**$ 173,293**	**$ 208,098**	**$ 840,546**		**$ -**	**$ 840,546**
Total Loyalty, Rewards, & Cust Succs % of ttl Revs	0%	0%	0%	0%	10%	10%	10%	10%	10%	10%	10%	10%	10%	0%	0%	10%
Payroll Expenses																
Wages	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Bonus															$ -	$ -
Taxes	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Workers Comp	$ -	$ -	$ -	$ -	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0		$ -	$ 0
Other EE Benes/costs	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Payroll Expenses	**$ -**	**$ -**	**$ -**	**$ -**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**		**$ -**	**$ 0**
Employee Benefits																
Health Insurance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Office Lunches/Dinners	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Team Building Events	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Employee Benefits	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**		**$ -**	**$ -**
Total employee costs	**$ -**	**$ -**	**$ -**	**$ -**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**	**$ 0**		**$ -**	**$ 0**
Total Employee costs % of total revenues	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Professional Services																
Legal	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Insurance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Big Wheel Slot Route Operator	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Accounting/CPA/Auditing	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Design Consultants	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Public Relations	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Professional Services	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**		**$ -**	**$ -**
Total Professional services % of total revenues	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%		0%	0%

Keystar Corp

OHIO PROJECTIONS - BY MONTH 2024

														By Calander Year	
														1-12	13-24
	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24	Totals	Dec-23	Dec-24
Expenses															
Entity Fees & Gaming Licenses															
Business Licenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
License Applications	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 345,000	$ 150,000	$ 195,000
Gaming Licenses, Applications, & mthly legal	$ -	$ -	$ -	$ -	$ 1,000,000	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 1,000,000	$ -	$ 1,000,000
Skin Agreement Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 1,000,000	$ 1,000,000	$ -
Total Entity Filings & Fees	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 1,025,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 2,345,000	$ 1,150,000	$ 1,195,000
Dues & Subscriptions													$		
Engineering Licenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Other Software Licenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Total Dues & Subscriptions	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
General and Admin expenses															
Rent	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Fundraising/Investor pitches	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Telephones & Mobile Equipment	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Office supplies and Expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Utilities	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Repairs and Maintenance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Other expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Total General and Admin expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Travel													$		
Airfare	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Baggage Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Ground Transportation / Security	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Hotels	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Meals/Drinks	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Mileage	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$	$ -	$ -
Total Travel	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Expenses	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 1,231,250	$ 255,438	$ 298,358	$ 345,387	$ 396,937	$ 453,462	$ 515,461	$ 583,483	$ 5,329,775	$ 1,150,000	$ 4,179,775
Net Income Before taxes	$ (25,000)	$ (25,000)	$ (25,000)	$ (25,000)	$ (1,063,113)	$ 101,747	$ 265,061	$ 443,190	$ 637,631	$ 850,031	$ 1,082,199	$ 1,336,128	$ 2,402,873	$ (1,150,000)	$ 3,552,873
Gaming Taxes	$ -	$ -	$ -	$ -	$ 37,500	$ 78,375	$ 122,966	$ 171,649	$ 224,836	$ 282,982	$ 346,586	$ 416,197	$ 1,681,091	$ -	$ 1,681,091
Total taxes	$ -	$ -	$ -	$ -	$ 37,500	$ 78,375	$ 122,966	$ 171,649	$ 224,836	$ 282,982	$ 346,586	$ 416,197	$ 1,681,091	$ -	$ 1,681,091
Net Income	$ (25,000)	$ (25,000)	$ (25,000)	$ (25,000)	$ (1,100,613)	$ 23,372	$ 142,095	$ 271,541	$ 412,795	$ 567,048	$ 735,613	$ 919,931	$ 721,782	$ (1,150,000)	$ 1,871,782

Keystar Corp

COLORADO PROJECTIONS - BY MONTH 2024

														By Calander Year	
														1-12	13-24
	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24	Totals	Dec-23	Dec-24
Income															
Sports B2C Betting Handle	$ -	$ -	$ -	$ -	$ 1,875,000	$ 3,918,750	$ 6,148,313	$ 8,582,454	$ 11,241,817	$ 14,149,105	$ 17,329,291	$ 20,809,843	$ 84,054,574	$ -	$ 84,054,574
Pass Through Betting Wins	$ -	$ -	$ -	$ -	$ (1,687,500)	$ (3,526,875)	$ (5,533,481)	$ (7,724,209)	$ (10,117,636)	$ (12,734,195)	$ (15,598,362)	$ (18,728,859)	$ (75,649,116)	$ -	$ (75,649,116)
Gross Gaming Revenues	$ -	$ -	$ -	$ -	$ 187,500	$ 391,875	$ 614,831	$ 858,245	$ 1,124,182	$ 1,414,911	$ 1,732,929	$ 2,080,984	$ 8,405,457	$ -	$ 8,405,457
Sports B2B Betting Handle	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Pass Through Betting Wins	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross B2B Gaming Revenues	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross B2B Gaming Revenue Share %														$ -	$ -
Gross B2B Gaming Revenues retained	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Brick and Mortar Casino Slots Drop	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Brick and Mortar Casino Slots Payout	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross Brick & Mortar Gaming Revenues	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Gross Gaming Revenues	$ -	$ -	$ -	$ -	$ 187,500	$ 391,875	$ 614,831	$ 858,245	$ 1,124,182	$ 1,414,911	$ 1,732,929	$ 2,080,984	$ 8,405,457	$ -	$ 8,405,457
Esports B2C Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2C Tournament Pass Through Wins	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2C Total Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2B Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Production Revenues	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Revenue	**$ -**	**$ -**	**$ -**	**$ -**	**$ 187,500**	**$ 391,875**	**$ 614,831**	**$ 858,245**	**$ 1,124,182**	**$ 1,414,911**	**$ 1,732,929**	**$ 2,080,984**	**$ 8,405,457**	**$ -**	**$ 8,405,457**
Cost of Goods Sold															
Blockchain as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Database as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Hosting	$ -	$ -	$ -	$ -	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 42,400	$ -	$ 42,400
Email as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Photos as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Search as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Sports League Content/Schedules	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
KYC/AML as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Fiat Payment Processing Fees	$ -	$ -	$ -	$ -	$ 14,063	$ 29,391	$ 46,112	$ 64,368	$ 84,314	$ 106,118	$ 129,970	$ 156,074	$ 630,409	$ -	$ 630,409
eSports -B2B	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Cost of Production	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Cost of Goods Sold	**$ -**	**$ -**	**$ -**	**$ -**	**$ 19,363**	**$ 34,691**	**$ 51,412**	**$ 69,668**	**$ 89,614**	**$ 111,418**	**$ 135,270**	**$ 161,374**	**$ 672,809**	**$**	**$ 672,809**
Gross Profit	**$ -**	**$ -**	**$ -**	**$ -**	**$ 168,138**	**$ 357,184**	**$ 563,419**	**$ 788,577**	**$ 1,034,568**	**$ 1,303,492**	**$ 1,597,659**	**$ 1,919,610**	**$ 7,732,648**	**$ -**	**$ 7,732,648**
Gross Profit % of total revenues	0%	0%	0%	0%	90%	91%	92%	92%	92%	92%	92%	92%	92%	0%	92%

Keystar Corp
COLORADO PROJECTIONS - BY MONTH 2024

															By Calander Year	
															1-12	13-24
	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24	Totals		Dec-23	Dec-24
Expenses																
Marketing and Selling																
Contests & Prize Money	$ -	$ -	$ -	$ -	$ 70,313	$ 77,344	$ 85,078	$ 93,586	$ 102,945	$ 113,239	$ 124,563	$ 137,019	$ 804,086		$ -	$ 804,086
SEO/PPC Marketing	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Commissions	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Affiliate Marketing	$ -	$ -	$ -	$ -	$ 28,125	$ 30,938	$ 34,031	$ 37,434	$ 41,178	$ 45,296	$ 49,825	$ 54,808	$ 321,634		$ -	$ 321,634
Social Media	$ -	$ -	$ -	$ -	$ 14,063	$ 15,469	$ 17,016	$ 18,717	$ 20,589	$ 22,648	$ 24,913	$ 27,404	$ 160,817		$ -	$ 160,817
Influencer Marketing	$ -	$ -	$ -	$ -	$ 14,063	$ 15,469	$ 17,016	$ 18,717	$ 20,589	$ 22,648	$ 24,913	$ 27,404	$ 160,817		$ -	$ 160,817
Content Marketing	$ -	$ -	$ -	$ -	$ 14,063	$ 15,469	$ 17,016	$ 18,717	$ 20,589	$ 22,648	$ 24,913	$ 27,404	$ 160,817		$ -	$ 160,817
Welcome Bonus	$ -	$ -	$ -	$ -	$ 46,875	$ 51,563	$ 56,719	$ 62,391	$ 68,630	$ 75,493	$ 83,042	$ 91,346	$ 536,057		$ -	$ 536,057
Conferences & Tradeshows	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Marketing and Selling	$ -	$ -	$ -	$ -	$ 187,500	$ 206,250	$ 226,875	$ 249,563	$ 274,519	$ 301,971	$ 332,168	$ 365,384	$ 2,144,229		$ -	$ 2,144,229
Total Marketing % of total revenues	0%	0%	0%	0%	100%	53%	37%	29%	24%	21%	19%	18%	26%		0%	26%
Loyalty, Rewards, & Customer Success																
SPORTS Rewards Program	$ -	$ -	$ -	$ -	$ 18,750	$ 39,188	$ 61,483	$ 85,825	$ 112,418	$ 141,491	$ 173,293	$ 208,098	$ 840,546		$ -	$ 840,546
SPORTS Utility Token Trading Support	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
NFT Membership & Reward Benefits	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Success & Support Software	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Loyalty, Rewards, & Customer Success	$ -	$ -	$ -	$ -	$ 18,750	$ 39,188	$ 61,483	$ 85,825	$ 112,418	$ 141,491	$ 173,293	$ 208,098	$ 840,546		$ -	$ 840,546
Total Loyalty, Rewards, & Cust Succes % of ttl Revs	0%	0%	0%	0%	10%	10%	10%	10%	10%	10%	10%	10%	10%	0%	0%	10%
Payroll Expenses																
Wages	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Bonus															$ -	$ -
Taxes	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Workers Comp	$ -	$ -	$ -	$ -	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0		$ -	$ 0
Other EE Benes/costs	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Payroll Expenses	$ -	$ -	$ -	$ -	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0		$ -	$ 0
Employee Benefits																
Health Insurance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Office Lunches/Dinners	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Team Building Events	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Employee Benefits	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total employee costs	$ -	$ -	$ -	$ -	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0		$ -	$ 0
Total Employee costs % of total revenues	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Professional Services																
Legal	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Insurance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Big Wheel Slot Route Operator	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Accounting/CPA/Auditing	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Design Consultants	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Public Relations	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Professional Services	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Professional services % of total revenues	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%		0%	0%

Keystar Corp

COLORADO PROJECTIONS - BY MONTH 2024

														By Calander Year	
														1-12	13-24
	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24	Totals	Dec-23	Dec-24
Expenses															
Entity Fees & Gaming Licenses															
Business Licenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
License Applications	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 25,000	$ 25,000	$ -
Gaming Licenses, Applications, & mthly legal	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 125,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 320,000	$ 25,000	$ 295,000
Skin Agreement Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 1,500,000	$ 1,500,000	$ -
Total Entity Filings & Fees	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 125,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 1,845,000	$ 1,550,000	$ 295,000
Dues & Subscriptions													$ -		
Engineering Licenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other Software Licenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Dues & Subscriptions	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
General and Admin expenses															
Rent	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Fundraising/Investor pitches	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Telephones & Mobile Equipment	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Office supplies and Expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Utilities	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Repairs and Maintenance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total General and Admin expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Travel													$ -		
Airfare	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Baggage Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Ground Transportation / Security	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Hotels	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Meals/Drinks	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Mileage	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Travel	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Expenses	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 331,250	$ 255,438	$ 298,358	$ 345,387	$ 396,937	$ 453,462	$ 515,461	$ 583,483	$ 4,829,775	$ 1,550,000	$ 3,279,775
Net Income Before taxes	$ (25,000)	$ (25,000)	$ (25,000)	$ (25,000)	$ (163,113)	$ 101,747	$ 265,061	$ 443,190	$ 637,631	$ 850,031	$ 1,082,199	$ 1,336,128	$ 2,902,873	$ (1,550,000)	$ 4,452,873
Gaming Taxes	$ -	$ -	$ -	$ -	$ 18,750	$ 39,188	$ 61,483	$ 85,825	$ 112,418	$ 141,491	$ 173,293	$ 208,098	$ 840,546	$ -	$ 840,546
Total taxes	$ -	$ -	$ -	$ -	$ 18,750	$ 39,188	$ 61,483	$ 85,825	$ 112,418	$ 141,491	$ 173,293	$ 208,098	$ 840,546	$ -	$ 840,546
Net Income	$ (25,000)	$ (25,000)	$ (25,000)	$ (25,000)	$ (181,863)	$ 62,559	$ 203,578	$ 357,365	$ 525,213	$ 708,540	$ 908,906	$ 1,128,029	$ 2,062,328	$ (1,550,000)	$ 3,612,328

Keystar Corp
WYOMING PROJECTIONS - BY MONTH 2024

														By Calander Year	
														1-12	13-24
	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24	Totals	Dec-23	Dec-24
Income															
Sports B2C Betting Handle	$ -	$ -	$ -	$ -	$ 125,000	$ 261,250	$ 409,888	$ 572,164	$ 749,454	$ 943,274	$ 1,155,286	$ 1,387,323	$ 5,603,638	$ -	$ 5,603,638
Pass Through Betting Wins	$ -	$ -	$ -	$ -	$(112,500)	$(235,125)	$(368,899)	$(514,947)	$(674,509)	$(848,946)	$(1,039,757)	$(1,248,591)	$(5,043,274)	$ -	$(5,043,274)
Gross Gaming Revenues	$ -	$ -	$ -	$ -	$ 12,500	$ 26,125	$ 40,989	$ 57,216	$ 74,945	$ 94,327	$ 115,529	$ 138,732	$ 560,364	$ -	$ 560,364
Sports B2B Betting Handle	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Pass Through Betting Wins	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross B2B Gaming Revenues	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross B2B Gaming Revenue Share %														$ -	$ -
Gross B2B Gaming Revenues retained	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Brick and Mortar Casino Slots Drop	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Brick and Mortar Casino Slots Payout	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross Brick & Mortar Gaming Revenues	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Gross Gaming Revenues	$ -	$ -	$ -	$ -	$ 12,500	$ 26,125	$ 40,989	$ 57,216	$ 74,945	$ 94,327	$ 115,529	$ 138,732	$ 560,364	$ -	$ 560,364
Esports B2C Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2C Tournament Pass Through Wins	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2C Total Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Esports B2B Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Production Revenues	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Revenue	**$ -**	**$ -**	**$ -**	**$ -**	**$ 12,500**	**$ 26,125**	**$ 40,989**	**$ 57,216**	**$ 74,945**	**$ 94,327**	**$ 115,529**	**$ 138,732**	**$ 560,364**	**$ -**	**$ 560,364**
Cost of Goods Sold															
Blockchain as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Database as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Hosting	$ -	$ -	$ -	$ -	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 5,300	$ 42,400	$ -	$ 42,400
Email as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Photos as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Search as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Sports League Content/Schedules	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
KYC/AML as a Service	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Fiat Payment Processing Fees	$ -	$ -	$ -	$ -	$ 938	$ 1,959	$ 3,074	$ 4,291	$ 5,621	$ 7,075	$ 8,665	$ 10,405	$ 42,027	$ -	$ 42,027
eSports -B2B	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Cost of Production	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Cost of Goods Sold	**$ -**	**$ -**	**$ -**	**$ -**	**$ 6,238**	**$ 7,259**	**$ 8,374**	**$ 9,591**	**$ 10,921**	**$ 12,375**	**$ 13,965**	**$ 15,705**	**$ 84,427**	**$ -**	**$ 84,427**
Gross Profit	**$ -**	**$ -**	**$ -**	**$ -**	**$ 6,263**	**$ 18,866**	**$ 32,615**	**$ 47,625**	**$ 64,025**	**$ 81,953**	**$ 101,564**	**$ 123,027**	**$ 475,937**	**$ -**	**$ 475,937**
Gross Profit % of total revenues	0%	0%	0%	0%	50%	72%	80%	83%	85%	87%	88%	89%	85%	0%	85%

Keystar Corp
WYOMING PROJECTIONS - BY MONTH 2024

	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24	Sep-24	Oct-24	Nov-24	Dec-24	Totals		By Calander Year 1-12 Dec-23	13-24 Dec-24
Expenses																
Marketing and Selling																
Contests & Prize Money	$ -	$ -	$ -	$ -	$ 29,688	$ 32,656	$ 35,922	$ 39,514	$ 43,465	$ 47,812	$ 52,593	$ 57,853	$ 339,503		$ -	$ 339,503
SEO/PPC Marketing	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Commissions	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Affiliate Marketing	$ -	$ -	$ -	$ -	$ 11,875	$ 13,063	$ 14,369	$ 15,806	$ 17,386	$ 19,125	$ 21,037	$ 23,141	$ 135,801		$ -	$ 135,801
Social Media	$ -	$ -	$ -	$ -	$ 5,938	$ 6,531	$ 7,184	$ 7,903	$ 8,693	$ 9,562	$ 10,519	$ 11,571	$ 67,901		$ -	$ 67,901
Influencer Marketing	$ -	$ -	$ -	$ -	$ 5,938	$ 6,531	$ 7,184	$ 7,903	$ 8,693	$ 9,562	$ 10,519	$ 11,571	$ 67,901		$ -	$ 67,901
Content Marketing	$ -	$ -	$ -	$ -	$ 5,938	$ 6,531	$ 7,184	$ 7,903	$ 8,693	$ 9,562	$ 10,519	$ 11,571	$ 67,901		$ -	$ 67,901
Welcome Bonus	$ -	$ -	$ -	$ -	$ 3,125	$ 3,438	$ 3,781	$ 4,159	$ 4,575	$ 5,033	$ 5,536	$ 6,090	$ 35,737		$ -	$ 35,737
Conferences & Tradeshows	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Marketing and Selling	$ -	$ -	$ -	$ -	$ 62,500	$ 68,750	$ 75,625	$ 83,188	$ 91,506	$ 100,657	$ 110,723	$ 121,795	$ 714,743		$ -	$ 714,743
Total Marketing % of total revenues	0%	0%	0%	0%	500%	263%	185%	145%	122%	107%	96%	88%	128%		0%	128%
Loyalty, Rewards, & Customer Success																
SPORTS Rewards Program	$ -	$ -	$ -	$ -	$ 1,250	$ 2,613	$ 4,099	$ 5,722	$ 7,495	$ 9,433	$ 11,553	$ 13,873	$ 56,036		$ -	$ 56,036
SPORTS Utility Token Trading Support	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
NFT Membership & Reward Benefits	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Success & Support Software	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Loyalty, Rewards, & Customer Success	$ -	$ -	$ -	$ -	$ 1,250	$ 2,613	$ 4,099	$ 5,722	$ 7,495	$ 9,433	$ 11,553	$ 13,873	$ 56,036		$ -	$ 56,036
Total Loyalty, Rewards, & Cust Suces % of ttl Revs	0%	0%	0%	0%	10%	10%	10%	10%	10%	10%	10%	10%	10%	0%	0%	10%
Payroll Expenses																
Wages	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Bonus															$ -	$ -
Taxes	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Workers Comp	$ -	$ -	$ -	$ -	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0		$ -	$ 0
Other EE Benes/costs	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Payroll Expenses	$ -	$ -	$ -	$ -	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0		$ -	$ 0
Employee Benefits																
Health Insurance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Office Lunches/Dinners	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Team Building Events	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Employee Benefits	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total employee costs	$ -	$ -	$ -	$ -	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0		$ -	$ 0
Total Employee costs % of total revenues	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Professional Services																
Legal	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Insurance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Big Wheel Slot Route Operator	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Accounting/CPA/Auditing	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Design Consultants	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Public Relations	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Professional Services	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -	$ -
Total Professional services % of total revenues	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%		0%	0%

Keystar Corp
WYOMING PROJECTIONS - BY MONTH 2024

	Jan-24	Feb-24	Mar-24	Apr-24	May-24	Jun-24	Jul-24	Aug-24
Expenses								
Entity Fees & Gaming Licenses								
Business Licenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
License Applications	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gaming Licenses, Applications, & mthly legal	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 10,000	$ 10,000	$ 10,000
Skin Agreement Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Entity Filings & Fees	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 10,000	$ 10,000	$ 10,000
Dues & Subscriptions								
Engineering Licenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other Software Licenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Dues & Subscriptions	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
General and Admin expenses								
Rent	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Fundraising/Investor pitches	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Telephones & Mobile Equipment	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Office supplies and Expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Utilities	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Repairs and Maintenance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total General and Admin expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Travel								
Airfare	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Baggage Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Ground Transportation / Security	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Hotels	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Meals/Drinks	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Mileage	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Travel	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Expenses	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 88,750	$ 81,363	$ 89,724	$ 98,909
Net Income Before taxes	$(25,000)	$ (25,000)	$ (25,000)	$(25,000)	$ (82,488)	$ (62,497)	$ (57,109)	$ (51,284)
Gaming Taxes	$ -	$ -	$ -	$ -	$ 1,250	$ 2,613	$ 4,099	$ 5,722
Total taxes	$ -	$ -	$ -	$ -	$ 1,250	$ 2,613	$ 4,099	$ 5,722
Net Income	$(25,000)	$ (25,000)	$ (25,000)	$(25,000)	$ (83,738)	$ (65,109)	$ (61,208)	$ (57,006)

						By Calander Year	
						1-12	13-24
	Sep-24	Oct-24	Nov-24	Dec-24	Totals	Dec-23	Dec-24
Expenses							
Entity Fees & Gaming Licenses							
Business Licenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -
License Applications	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gaming Licenses, Applications, & mthly legal	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 295,000	$ 100,000	$ 195,000
Skin Agreement Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Entity Filings & Fees	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 295,000	$ 100,000	$ 195,000
Dues & Subscriptions					$ -		
Engineering Licenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other Software Licenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Dues & Subscriptions	$ -	$ -	$ -	$ -	$ -	$ -	$ -
General and Admin expenses							
Rent	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Fundraising/Investor pitches	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Telephones & Mobile Equipment	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Office supplies and Expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Utilities	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Repairs and Maintenance	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Other expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total General and Admin expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Travel					$ -		
Airfare	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Baggage Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Ground Transportation / Security	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Hotels	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Meals/Drinks	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Mileage	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Travel	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Expenses	$ 109,001	$ 120,090	$ 132,275	$ 145,668	$ 1,065,779	$ 100,000	$ 965,779
Net Income Before taxes	$ (44,976)	$ (38,137)	$ (30,711)	$ (22,641)	$ (589,843)	$(100,000)	$ (489,843)
Gaming Taxes	$ 7,495	$ 9,433	$ 11,553	$ 13,873	$ 56,036	$ -	$ 56,036
Total taxes	$ 7,495	$ 9,433	$ 11,553	$ 13,873	$ 56,036	$ -	$ 56,036
Net Income	$ (52,471)	$ (47,570)	$ (42,264)	$ (36,514)	$ (645,879)	$(100,000)	$ (545,879)

	1	2	3	4	5	6	7	8	9	10	11	12
Tennessee Sports Betting Revenue	**Jan 23**	**Feb 23**	**Mar 23**	**Apr 23**	**May 23**	**Jun 23**	**Jul 23**	**Aug 23**	**Sep 23**	**Oct 23**	**Nov 23**	**Dec 23**
New Signups	0	0	0	0	0	7,500	9,000	10,800	12,960	15,552	18,662	22,395
New Paying Customers	0	0	0	0	0	750	900	1,080	1,296	1,555	1,866	2,239
Existing Paying Customers	0	0	0	0	0	0	750	1,643	2,706	3,975	5,490	7,302
Less: Churn @ 1% Monthly Ongoing	0	0	0	0	0	0	(8)	(16)	(27)	(40)	(55)	(73)
Total Paying Customers	**0**	**0**	**0**	**0**	**0**	**750**	**1,643**	**2,706**	**3,975**	**5,490**	**7,302**	**9,468**
Average Betting Handle/Customer/Month	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250
Total Betting Handle/Month	$ -	$ -	$ -	$ -	$ -	$ 937,500	$ 2,053,125	$ 3,382,594	$ 4,968,768	$ 6,863,080	$ 9,127,249	$ 11,835,337
Hold/Fee Rate	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
Revenue/Customer/Month	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125
Total Revenue (Fees) per Month	**$0**	**$0**	**$0**	**$0**	**$0**	**$93,750**	**$205,313**	**$338,259**	**$496,877**	**$686,308**	**$912,725**	**$1,183,534**
Marketing & Sales												
Marketing Costs	$ -	$ -	$ -	$ -	$ -	$ 168,750	$ 202,500	$ 243,000	$ 291,600	$ 349,920	$ 419,904	$ 503,885
Cost Per New Signup	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ 22.50	$ 22.50	$ 22.50	$ 22.50	$ 22.50	$ 22.50	$ 22.50
CAC Per New Paying Customer	$ 225.00	$ 225.00	$ 225.00	$ 225.00	$ 225.00	$ 225.00	$ 225.00	$ 225.00	$ 225.00	$ 225.00	$ 225.00	$ 225.00
Gross Margin $	**$0**	**$0**	**$0**	**$0**	**$0**	**$(75,000)**	**$2,813**	**$95,259**	**$205,277**	**$336,388**	**$492,821**	**$679,649**
Gross Margin %	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**80.0%**	**1.4%**	**28.2%**	**41.3%**	**49.0%**	**54.0%**	**57.4%**

	13	14	15	16	17	18	19	20	21	22	23	24
Tennessee Sports Betting Revenue	**Jan 24**	**Feb 24**	**Mar 24**	**Apr 24**	**May 24**	**Jun 24**	**Jul 24**	**Aug 24**	**Sep 24**	**Oct 24**	**Nov 24**	**Dec 24**
New Signups	24,186	26,121	28,211	30,468	32,905	35,538	38,381	41,451	44,767	48,349	52,217	56,394
New Paying Customers	2,419	2,612	2,821	3,047	3,291	3,554	3,838	4,145	4,477	4,835	5,222	5,639
Existing Paying Customers	9,468	11,792	14,286	16,965	19,842	22,934	26,258	29,834	33,681	37,821	42,277	47,076
Less: Churn @ 1% Monthly Ongoing	(95)	(118)	(143)	(170)	(198)	(229)	(263)	(298)	(337)	(378)	(423)	(471)
Total Paying Customers	**11,792**	**14,286**	**16,965**	**19,842**	**22,934**	**26,258**	**29,834**	**33,681**	**37,821**	**42,277**	**47,076**	**52,245**
Average Betting Handle/Customer/Month	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250
Total Betting Handle/Month	$ 14,740,292	$ 17,858,063	$ 21,205,870	$ 24,802,309	$ 28,667,464	$ 32,823,022	$ 37,292,403	$ 42,100,899	$ 47,275,824	$ 52,846,674	$ 58,845,304	$ 65,306,116
Hold/Fee Rate	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
Revenue/Customer/Month	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125
Total Revenue (Fees) per Month	**$1,474,029**	**$1,785,806**	**$2,120,587**	**$2,480,231**	**$2,866,746**	**$3,282,302**	**$3,729,240**	**$4,210,090**	**$4,727,582**	**$5,284,667**	**$5,884,530**	**$6,530,612**
Marketing & Sales												
Marketing Costs	$ 362,797	$ 391,821	$ 423,166	$ 457,020	$ 493,581	$ 533,068	$ 575,713	$ 621,770	$ 671,512	$ 725,233	$ 783,252	$ 845,912
Cost Per New Signup	$ 15.00	$ 15.00	$ 15.00	$ 15.00	$ 15.00	$ 15.00	$ 15.00	$ 15.00	$ 15.00	$ 15.00	$ 15.00	$ 15.00
CAC Per New Paying Customer	$ 150.00	$ 150.00	$ 150.00	$ 150.00	$ 150.00	$ 150.00	$ 150.00	$ 150.00	$ 150.00	$ 150.00	$ 150.00	$ 150.00
Gross Margin $	**$1,111,233**	**$1,393,985**	**$1,697,420**	**$2,023,211**	**$2,373,165**	**$2,749,234**	**$3,153,527**	**$3,588,320**	**$4,056,070**	**$4,559,434**	**$5,101,279**	**$5,684,700**
Gross Margin %	**75.4%**	**78.1%**	**80.0%**	**81.6%**	**82.8%**	**83.8%**	**84.6%**	**85.2%**	**85.8%**	**86.3%**	**86.7%**	**87.0%**

		1	2	3	4	5	6	7	8	9	10	11	12
Ontario Sports Betting Revenue		Jan 23	Feb 23	Mar 23	Apr 23	May 23	Jun 23	Jul 23	Aug 23	Sep 23	Oct 23	Nov 23	Dec 23
	New Signups	0	0	0		0	0	0	0	0	0	0	0
	New Paying Customers	0	0	0	0	0	0	0	0	0	0	0	0
	Existing Paying Customers	0	0	0	0	0	0	0	0	0	0	0	0
	Less Churn @ 1% Monthly Ongoing	0	0	0	0	0	0	0	0	0	0	0	0
	Total Paying Customers	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**
	Average Betting Handle/Customer/Month	$ 1 250	$ 1 250	$ 1 250	$ 1 250	$ 1 250	$ 1 250	$ 1 250	$ 1 250	$ 1 250	$ 1 250	$ 1 250	$ 1 250
	Total Betting Handle/Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	Hold/Fee Rate	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
	Revenue/Customer/Month	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125
	Total Revenue (Fees) per Month	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**
Marketing & Sales													
	Marketing Costs	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	Cost Per New Signup	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00
	CAC Per New Paying Customer	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00
	Gross Margin $	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**
	Gross Margin %	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**0.0%**

		13	14	15	16	17	18	19	20	21	22	23	24
Ontario Sports Betting Revenue		Jan 24	Feb 24	Mar 24	Apr 24	May 24	Jun 24	Jul 24	Aug 24	Sep 24	Oct 24	Nov 24	Dec 24
	New Signups	0	0	0	0	7,500	8,250	9,075	9,983	10,981	12,079	13,287	14,615
	New Paying Customers	0	0	0	0	750	825	908	998	1,098	1,208	1,329	1,462
	Existing Paying Customers	0	0	0	0	0	750	1,568	2,459	3,433	4,497	5,660	6,932
	Less Churn @ 1% Monthly Ongoing	0	0	0	0	0	(8)	(16)	(25)	(34)	(45)	(57)	(69)
	Total Paying Customers	**0**	**0**	**0**	**0**	**750**	**1,568**	**2,459**	**3,433**	**4,497**	**5,660**	**6,332**	**8,324**
	Average Betting Handle/Customer/Month	$ 1 250	$ 1 250	$ 1 250	$ 1 250	$ 1 250	$ 1 250	$ 1 250	$ 1 250	$ 1 250	$ 1 250	$ 1 250	$ 1 250
	Total Betting Handle/Month	$ -	$ -	$ -	$ -	$ 937,500	$ 1,959,375	$ 3,074,156	$ 4,291,227	$ 5,620,909	$ 7,074,553	$ 8,664,646	$ 10,404,921
	Hold/Fee Rate	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
	Revenue/Customer/Month	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125
	Total Revenue (Fees) per Month	**$0**	**$0**	**$0**	**$0**	**$93,750**	**$195,938**	**$307,416**	**$429,123**	**$562,091**	**$707,455**	**$866,465**	**$1,040,492**
Marketing & Sales													
	Marketing Costs	$ -	$ -	$ -	$ -	$ 187,500	$ 206,250	$ 226,875	$ 249,563	$ 274,519	$ 301,971	$ 332,168	$ 365,384
	Cost Per New Signup	$ - .00	$ - .00	$ - .00	$ - .00	$ 25.00	$ 25.00	$ 25.00	$ 25.00	$ 25.00	$ 25.00	$ 25.00	$ 25.00
	CAC Per New Paying Customer	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00
	Gross Margin $	**$0**	**$0**	**$0**	**$0**	**$(93,750)**	**$(10,313)**	**$80,541**	**$179,560**	**$287,572**	**$405,485**	**$534,297**	**$675,108**
	Gross Margin %	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**100.0%**	**5.3%**	**26.2%**	**41.8%**	**51.2%**	**57.3%**	**61.7%**	**64.9%**

Assumptions

1) Revenue begins after gaming license secured.

2) Convers on from signups to paid customers = 5%

3) MOM growth new s gnups = 10%

) Churn = 1% of pr or month's otal customer base (12% annual)

5) Revenue/Fees = 7.5% of Bet ing Volume

By Calander Year			By Calander Quarter								
1-12	13-24		QTR 1	QTR 2	QTR 3	QTR 4	QTR 1	QTR 2	QTR 3	QTR 4	
Dec-23	Dec-24		2023	2023	2023	2023	2024	2024	2024	2024	Total
$ -	$ 85,769	-	$ -	$ -	$ -	$ -	$ -	$ 15,750	$ 30,038	$ 39,981	$ 85,769
$ -	$ 8,577	-	$ -	$ -	$ -	$ -	$ -	$ 1,575	$ 3,004	$ 3,998	$ 8,577
$ -	$ 8,324	-	$ -	$ -	$ -	$ -	$ -	$ 1,568	$ 4,497	$ 8,324	$ 8,324
$ -	$ (253)	-	$ -	$ -	$ -	$ -	$ -	$ (8)	$ (75)	$ (171)	$ (253)
0	8,324	-	0	0	0	0	0	1,568	2,929	3,827	8,324
$ 1,250	$ 1,250	-	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250
$ -	$ 42,027,287	-	$ -	$ -	$ -	$ -	$ -	$ 2,896,875	$ 12,986,292	$ 26,144,120	$ 42,027,287
10.00%	10.00%	0%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
$ 125	$ 125	-	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125
$ -	$ 4,202,729	-	$ -	$ -	$ -	$ -	$ -	$ 289,688	$ 1,298,629	$ 2,614,412	$ 4,202,729

		1	2	3	4	5	6	7	8	9	10	11	12
Maryland Sports Betting Revenue		Jan 23	Feb 23	Mar 23	Apr 23	May 23	Jun 23	Jul 23	Aug 23	Sep 23	Oct 23	Nov 23	Dec 23
	New Signups	0	0	0	0	0	0	0	0	0		0	0
	New Paying Customers	0	0	0	0	0	0	0	0	0	0	0	0
	Existing Paying Customers	0	0	0	0	0	0	0	0	0	0	0	0
	Less Churn @ 1% Monthly Ongoing	0	0	0	0	0	0	0	0	0	0	0	0
	Total Paying Customers	0	0	0	0	0	0	0	0	0	0	0	0
	Average Betting Handle/Customer/Month	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250
	Total Betting Handle/Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	Hold/Fee Rate	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
	Revenue/Customer/Month	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125
	Total Revenue (Fees) per Month	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Marketing & Sales													
	Marketing Costs	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	Cost Per New Signup	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00
	CAC Per New Paying Customer	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00
	Gross Margin $	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
	Gross Margin %	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

		13	14	15	16	17	18	19	20	21	22	23	24
Maryland Sports Betting Revenue		Jan 24	Feb 24	Mar 24	Apr 24	May 24	Jun 24	Jul 24	Aug 24	Sep 24	Oct 24	Nov 24	Dec 24
	New Signups	0	0	0	0	7 500	8 250	9 075	9 983	10 981	12 079	13 287	14 615
	New Paying Customers	0	0	0	0	750	825	908	998	1 098	1 208	1 329	1 462
	Existing Paying Customers	0	0	0	0	0	750	1,568	2,459	3,433	4,497	5,660	6,932
	Less Churn @ 1% Monthly Ongoing	0	0	0	0	0	(8	(16	(25	(34	(45	(57)	(69
	Total Paying Customers	0	0	0	0	750	1,568	2,459	3,433	4,497	5,660	6,932	8,324
	Average Betting Handle/Customer/Month	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250
	Total Betting Handle/Month	$ -	$ -	$ -	$ -	$ 937,500	$ 1,959,375	$ 3,074,156	$ 4,291,227	$ 5,620,909	$ 7,074,553	$ 8,664,646	$ 10,404,921
	Hold/Fee Rate	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
	Revenue/Customer/Month	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125
	Total Revenue (Fees) per Month	$0	$0	$0	$0	$93,750	$195,338	$307,416	$429,123	$562,091	$707,455	$866,465	$1,040,49
Marketing & Sales													
	Marketing Costs	$ -	$ -	$ -	$ -	$ 187,500	$ 206,250	$ 226,875	$ 249,563	$ 274,519	$ 301,971	$ 332,168	$ 365,384
	Cost Per New Signup	$ - .00	$ - .00	$ - .00	$ - .00	$ 25.00	$ 25.00	$ 25.00	$ 25.00	$ 25.00	$ 25.00	$ 25.00	$ 25.00
	CAC Per New Paying Customer	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00
	Gross Margin $	$0	$0	$0	$0	$(93,750	$(10,313	$80,541	$179,560	$287,572	$405,485	$534,297	$675,10
	Gross Margin %	0.0%	0.0%	0.0%	0.0%	100.0%	5.3%	26.2%	41.8%	51.2%	57.3%	61.7%	64.9%

Assumptions

1) Revenue begins after gaming license secured.
2) Conversion from signups to paid customers = 5%
3) MOM growth new signups = 10%
)Churn = 1% of prior month's total customer base (12% annual)
5) Revenue/Fees = 7.3% of Betting Volume

By Calander Year			By Calander Quarter								
1-12	13-24		QTR 1	QTR 2	QTR 3	QTR 4	QTR 1	QTR 2	QTR 3	QTR 4	
Dec-23	Dec-24		2023	2023	2023	2023	2024	2024	2024	2024	Total
$ -	$ 85,769	-	$ -	$ -	$ -	$ -	$ -	$ 15,750	$ 30,038	$ 39,981	$ 85,769
$ -	$ 8,577	-	$ -	$ -	$ -	$ -	$ -	$ 1,575	$ 3,004	$ 3,998	$ 8,577
$ -	$ 8,324	-	$ -	$ -	$ -	$ -	$ -	$ 1,568	$ 4,497	$ 8,324	$ 8,324
$ -	$ (253)	-	$ -	$ -	$ -	$ -	$ -	$ (8)	$ (75)	$ (171)	$ (253)
0	8,324	-	0	0	0	0	0	1,568	2,929	3,827	8,324
$ 1,250	$ 1,250	-	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250	$ 1,250
$ -	$ 42,027,287	-	$ -	$ -	$ -	$ -	$ -	$ 2,898,875	$ 12,986,292	$ 26,144,120	$ 42,027,287
10.00%	10.00%	0%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
$ 125	$ 125	-	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125	$ 125
$ -	$ 4,202,729	-	$ -	$ -	$ -	$ -	$ -	$ 289,688	$ 1,298,629	$ 2,614,412	$ 4,202,729

		1	2	3	4	5	6	7	8	9	10	11	12
Ohio Sports Betting Revenue		**Jan 23**	**Feb 23**	**Mar 23**	**Apr 23**	**May 23**	**Jun 23**	**Jul 23**	**Aug 23**	**Sep 23**	**Oct 23**	**Nov 23**	**Dec 23**
	New Signups	0	0	0	0	0	0	0	0	0	0	0	0
	New Paying Customers	0	0	0	0	0	0	0	0	0	0	0	0
	Existing Paying Customers	0	0	0	0	0	0	0	0	0	0	0	0
	Less Churn @ 1% Monthly Ongoing	0	0	0	0	0	0	0	0	0	0	0	0
	Total Paying Customers	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**
	Average Betting Handle/Customer/Month	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500
	Total Betting Handle/Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	Hold/Fee Rate	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
	Revenue/Customer/Month	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250
	Total Revenue (Fees) per Month	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**
Marketing & Sales													
	Marketing Costs	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	Cost Per New Signup	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00
	CAC Per New Paying Customer	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00
	Gross Margin $	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**
	Gross Margin %	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**0.0%**

		13	14	15	16	17	18	19	20	21	22	23	24
Ohio Sports Betting Revenue		**Jan 24**	**Feb 24**	**Mar 24**	**Apr 24**	**May 24**	**Jun 24**	**Jul 24**	**Aug 24**	**Sep 24**	**Oct 24**	**Nov 24**	**Dec 24**
	New Signups	0	0	0	0	7 500	8 250	9 075	9 983	10 981	12 079	13 287	14 615
	New Paying Customers	0	0	0	0	750	825	908	998	1,098	1,208	1,329	1,462
	Existing Paying Customers	0	0	0	0	0	750	1 568	2 459	3 433	4 497	5 660	6 932
	Less Churn @ 1% Monthly Ongoing	0	0	0	0	0	(8)	(16)	(25)	(34)	(45)	(57)	(69)
	Total Paying Customers	**0**	**0**	**0**	**0**	**750**	**1,568**	**2,459**	**3,433**	**4,497**	**5,660**	**6,932**	**8,324**
	Average Betting Handle/Customer/Month	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500
	Total Betting Handle/Month	$ -	$ -	$ -	$ -	$ 1,875,000	$ 3,918,750	$ 6,148,313	$ 8,582,464	$ 11,241,817	$ 14,149,105	$ 17,329,291	$ 20,809,843
	Hold/Fee Rate	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
	Revenue/Customer/Month	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250
	Total Revenue (Fees) per Month	**$0**	**$0**	**$0**	**$0**	**$187,500**	**$391,875**	**$614,831**	**$858,246**	**$1,124,182**	**$1,414,911**	**$1,732,929**	**$2,080,984**
Marketing & Sales													
	Marketing Costs	$ -	$ -	$ -	$ -	$ 187 500	$ 206 250	$ 226 875	$ 249 563	$ 274 519	$ 301 971	$ 332 168	$ 365 384
	Cost Per New Signup	$ - .00	$ - .00	$ - .00	$ - .00	$ 25.00	$ 25.00	$ 25.00	$ 25.00	$ 25.00	$ 25.00	$ 25.00	$ 25.00
	CAC Per New Paying Customer	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00
	Gross Margin $	**$0**	**$0**	**$0**	**$0**	**$0**	**$185,626**	**$387,956**	**$608,683**	**$849,663**	**$1,112 940**	**$1,400,76**	**$1,715,600**
	Gross Margin %	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**47.4%**	**63.1%**	**70.9%**	**75.6%**	**78.7%**	**80.8%**	**82.4%**

Assumptions

1) Revenue begins after gaming license secured.

2) Conversion f om signups to paid customers = 5%

3) MOM growth new signups = 10%

) Churn = 1% of prior month's to al customer base (12% annual)

5) Revenue Fees = 7.3% of Betting Volume

By Calander Year			By Calander Quarter								
1-12	13-24		QTR 1	QTR 2	QTR 3	QTR 4	QTR 1	QTR 2	QTR 3	QTR 4	
Dec-23	**Dec-24**		**2023**	**2023**	**2023**	**2023**	**2024**	**2024**	**2024**	**2024**	**Total**
$ -	$ 85,769	-	$ -	$ -	$ -	$ -	$ -	$ 15,750	$ 30,038	$ 39,981	**$ 85,769**
$ -	$ 8,577	-	$ -	$ -	$ -	$ -	$ -	$ 1,575	$ 3,004	$ 3,998	**$ 8,577**
$ -	$ 8,324	-	$ -	$ -	$ -	$ -	$ -	$ 1,568	$ 4,497	$ 8,324	**$ 8,324**
$ -	$ (253)	-	$ -	$ -	$ -	$ -	$ -	$ (8	$ (75	$ (171)	**$ (253)**
0	**8,324**	-	**0**	**0**	**0**	**0**	**0**	**1,568**	**2,929**	**3,827**	**8,324**
$ 2,500	$ 2,500	-	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	**$ 2,500**
$ -	$ 84,054,574	-	$ -	$ -	$ -	$ -	$ -	$ 5,793,750	$ 25,972,584	$ 52,288,240	**$ 84,054,574**
10.00%	10.00%	0%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	**10.00%**
$ 250	$ 250	-	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	**$ 250**
$ -	$ 8,405,457	-	$ -	$ -	$ -	$ -	$ -	$ 579,375	$ 2,597,258	$ 5,228,824	$ 8,405,457

		1	2	3	4	5	6	7	8	9	10	11	12
Colorado Sports Betting Revenue		Jan 23	Feb 23	Mar 23	Apr 23	May 23	Jun 23	Jul 23	Aug 23	Sep 23	Oct 23	Nov 23	Dec 23
	New Signups	0	0	0	0	0	0	0	0	0	0	0	0
	New Paying Customers	0	0	0	0	0	0	0	0	0	0	0	0
	Existing Paying Customers	0	0	0	0	0	0	0	0	0	0	0	0
	Less Churn @ 1% Monthly Ongoing	0	0	0	0	0	0	0	0	0	0	0	0
	Total Paying Customers	0	0	0	0	0	0	0	0	0	0	0	0
	Average Betting Handle/Customer/Month	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500
	Total Betting Handle/Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	Hold/Fee Rate	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
	Revenue/Customer/Month	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250
	Total Revenue (Fees) per Month	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Marketing & Sales													
	Marketing Costs	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	Cost Per New Signup	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00
	CAC Per New Paying Customer	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00
	Gross Margin $	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
	Gross Margin %	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

		13	14	15	16	17	18	19	20	21	22	23	24
Colorado Sports Betting Revenue		Jan 24	Feb 24	Mar 24	Apr 24	May 24	Jun 24	Jul 24	Aug 24	Sep 24	Oct 24	Nov 24	Dec 24
	New Signups	0	0	0	0	7 500	8 250	9 075	9 983	10 981	12 079	13 287	14 615
	New Paying Customers	0	0	0	0	750	825	908	998	1 098	1 208	1 329	1 462
	Existing Paying Customers	0	0	0	0	0	750	1 568	2 459	3 433	4 497	5 660	6 932
	Less Churn @ 1% Monthly Ongoing	0	0	0	0	0	(8)	(16)	(25)	(34)	(45)	(57)	(69)
	Total Paying Customers	0	0	0	0	750	1,568	2,459	3,433	4,497	5,660	6,932	8,324
	Average Betting Handle/Customer/Month	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500
	Total Betting Handle/Month	$ -	$ -	$ -	$ -	$ 1 875 000	$ 3 918 750	$ 6 148 313	$ 8 582 454	$ 11 241 817	$ 14 149 105	$ 17 329 291	$ 20 809 843
	Hold/Fee Rate	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
	Revenue/Customer/Month	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250
	Total Revenue (Fees) per Month	$0	$0	$0	$0	$187,500	$391,875	$614,831	$858,245	$1,124,182	$1,414,911	$1,732,929	$2,080,984
Marketing & Sales													
	Marketing Costs	$ -	$ -	$ -	$ -	$ 187,500	$ 206,250	$ 226,875	$ 249,563	$ 274,519	$ 301,971	$ 332,168	$ 365,384
	Cost Per New Signup	$ - .00	$ - .00	$ - .00	$ - .00	$ 25.00	$ 25.00	$ 25.00	$ 25.00	$ 25.00	$ 25.00	$ 25.00	$ 25.00
	CAC Per New Paying Customer	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00
	Gross Margin $	$0	$0	$0	$0	$0	$185,62	$387,95	$608,68	$849,66	$1,112,94	$1,400,761	$1,715,60
	Gross Margin %	0.0%	0.0%	0.0%	0.0%	0.0%	47.4%	63.1%	70.9%	75.6%	78.7%	80.8%	82.4%

Assumptions

1) Revenue begins after gaming license secured.

2) Convers on from signups to paid customers = 5%

3) MOM growth new signups = 10%

) Churn = 1% of prior month's total customer base (12% annual)

By Calander Year			By Calander Quarter								
1-12	13-24		QTR 1	QTR 2	QTR 3	QTR 4	QTR 1	QTR 2	QTR 3	QTR 4	
Dec-23	Dec-24		2023	2023	2023	2023	2024	2024	2024	2024	Total
$ -	$ 85,769	-	$ -	$ -	$ -	$ -	$ -	$ 15,750	$ 30,038	$ 39,981	$ 85,769
$ -	$ 8,577	-	$ -	$ -	$ -	$ -	$ -	$ 1,575	$ 3,004	$ 3,998	$ 8,577
$ -	$ 8,324	-	$ -	$ -	$ -	$ -	$ -	$ 1,568	$ 4,497	$ 8,324	$ 8,324
$ -	$ (253)	-	$ -	$ -	$ -	$ -	$ -	$ (8)	$ (75)	$ (171)	$ (253)
0	8,324	-	0	0	0	0	0	1,568	2,929	3,827	8,324
$ 2,500	$ 2,500	-	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500
$ -	$ 84,054,574	-	$ -	$ -	$ -	$ -	$ -	$ 5,793,750	$ 25,972,584	$ 52,288,240	$ 84,054,574
10.00%	10.00%	0%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
$ 250	$ 250	-	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250	$ 250
$ -	$ 8,405,457	-	$ -	$ -	$ -	$ -	$ -	$ 579,375	$ 2,597,258	$ 5,228,824	$ 8,405,457

		1	2	3	4	5	6	7	8	9	10	11	12
Wyoming Sports Betting Revenue		Jan 23	Feb 23	Mar 23	Apr 23	May 23	Jun 23	Jul 23	Aug 23	Sep 23	Oct 23	Nov 23	Dec 23
	New Signups	0	0	0	0	0	0	0	0	0	0	0	
	New Paying Customers	0	0	0	0	0	0	0	0	0	0	0	0
	Existing Paying Customers	0	0	0	0	0	0	0	0	0	0	0	0
	Less Churn @ 1% Monthly Ongoing	0	0	0	0	0	0	0	0	0	0	0	0
	Total Paying Customers	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**
	Average Betting Handle/Customer/Month	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500
	Total Betting Handle/Month	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	Hold/Fee Rate	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
	Revenue/Customer/Month	$ 50	$ 50	$ 50	$ 50	$ 50	$ 50	$ 50	$ 50	$ 50	$ 50	$ 50	$ 50
	Total Revenue (Fees) per Month	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**
Marketing & Sales													
	Marketing Costs	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	Cost Per New Signup	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00	$ - .00
	CAC Per New Paying Customer	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00
	Gross Margin $	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$(**	**$(**	**$(**	**$(**	**$(**
	Gross Margin %	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**0.0%**

		13	14	15	16	17	18	19	20	21	22	23	24
Wyoming Sports Betting Revenue		Jan 24	Feb 24	Mar 24	Apr 24	May 24	Jun 24	Jul 24	Aug 24	Sep 24	Oct 24	Nov 24	Dec 24
	New Signups	0	0	0	0	2 500	2 750	3 025	3 328	3 660	4 026	4 429	4 872
	New Paying Customers	0	0	0	0	250	275	303	333	366	403	443	487
	Existing Paying Customers	0	0	0	0	0	250	523	820	1,144	1,499	1,887	2,311
	Less Churn @ 1% Monthly Ongoing	0	0	0	0	0	(3	(5	(8	(11	(15	(19	(23
	Total Paying Customers	**0**	**0**	**0**	**0**	**250**	**523**	**820**	**1,144**	**1,499**	**1,887**	**2,311**	**2,775**
	Average Betting Handle/Customer/Month	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500
	Total Betting Handle/Month	$ -	$ -	$ -	$ -	$ 125,000	$ 261,250	$ 409,888	$ 572,164	$ 749,454	$ 943,274	$ 1,155,286	$ 1,387,323
	Hold/Fee Rate	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
	Revenue/Customer/Month	$ 50	$ 50	$ 50	$ 50	$ 50	$ 50	$ 50	$ 50	$ 50	$ 50	$ 50	$ 50
	Total Revenue (Fees) per Month	**$0**	**$0**	**$0**	**$0**	**$12,500**	**$26,125**	**$40,989**	**$57,216**	**$74,945**	**$94,327**	**$115,529**	**$138,732**
Marketing & Sales													
	Marketing Costs	$ -	$ -	$ -	$ -	$ 62,500	$ 68,750	$ 75,625	$ 83,188	$ 91,506	$ 100,657	$ 110,723	$ 121,795
	Cost Per New Signup	$ - .00	$ - .00	$ - .00	$ - .00	$ 25.00	$ 25.00	$ 25.00	$ 25.00	$ 25.00	$ 25.00	$ 25.00	$ 25.00
	CAC Per New Paying Customer	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00	$ 250.00
	Gross Margin $	**$(**	**$(**	**$(**	**$(**	**$(50,000**	**$(42,625**	**$(34,636**	**$(25,971**	**$(16,561**	**$(6,330**	**$4,806**	**$16,937**
	Gross Margin %	**0.0%**	**0.0%**	**0.0%**	**0.0%**	**400.0%**	**163.2%**	**84.5%**	**45.4%**	**22.1%**	**6.7%**	**4.2%**	**12.2%**

Assumptions

1) Revenue begins af er gaming license secured.

2) Conversion from signups o paid customers = 5%

3) MOM growth new signups = 10%

) Churn = 1% of prior months total customer base (12% annua)

5) Revenue/Fees = 7.3% of Betting Volume

By Calander Year			By Calander Quarter								
1-12	13-24		QTR 1	QTR 2	QTR 3	QTR 4	QTR 1	QTR 2	QTR 3	QTR 4	
Dec-23	Dec-24		2023	2023	2023	2023	2024	2024	2024	2024	Total
$ -	$ 28,590	-	$ -	$ -	$ -	$ -	$	$ 5,250	$ 10,013	$ 13,327	$ 28,590
$ -	$ 2,859	-	$ -	$ -	$ -	$ -	$	$ 525	$ 1,001	$ 1,333	$ 2,859
$ -	$ 2,775	-	$ -	$ -	$ -	$ -	$	$ 523	$ 1,499	$ 2,771	$ 2,775
$ -	$ (84)	-	$ -	$ -	$ -	$ -	$	$ (3)	$ (25)	$ (57	$ (84
0	2,775	-	0	0	0	0	0	523	976	1,276	2,775
$ 500	$ 500	-	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500	$ 500
$ -	$ 5,603,638	-	$ -	$ -	$ -	$ -	$	$ 386,250	$ 1,731,500	$ 3,485,887	$ 5,603,638
10.00%	10.00%	0%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
$ 50	$ 50	-	$ 50	$ 50	$ 50	$ 50	$ 50	$ 50	$ 50	$ 50	$ 50
$ -	$ 560,364	-	$ -	$ -	$ -	$ -	$ -	$ 38,625	$ 173,151	$ 348,588	$ 560,364

Marketing Results and Plan 2023

ZENSPORTS
A KEYSTAR BRAND

Proprietary and Confidential

Last Updated August 10, 2023

Mission Statement

ZenSports is dedicated to being the leader in advancing the mobile sports betting experience, now and always. We are innovators in betting choices, reward programs, payments, social interaction and customer service. All while remembering that sports betting must stay accessible and fun.

ZENSPORTS
A KEYSTAR BRAND

Tennessee Launch June 2023
Marketing Spend
(Avg $67,800 monthly)

Radio	Local Podcasts	Billboards	Social / Digital	Events
($35,000)	($5,000)	($6,000)	($20,300)	($1,500)



ZENSPORTS
BASKETBALL
OFFICIALLY LICENSED IN
TENNESSEE

Radio Advertising ($35,000)

Programming: Cash Rewards, Welcome Bonus, Save Time & Money Betting

Sports Talk Stations ($17,800):

- 104.5 The Zone Nashville + Endorsement ($5,200)
- 99.1 Sports Animal Knoxville + Endorsement ($3,400)
- ESPN Chattanooga + Endorsement ($3,500)
- 102.5 The Game Nashville + Endorsement ($2,500)
- WNSR Nashville + Endorsement ($3,200)

Additional Stations ($17,200):

- 105.9 The Rock Nashville ($7,900)
- KZ106 Chattanooga ($1,800)
- V101 R&B Memphis ($7,500)

Local Podcast Advertising ($5,000)

Tony Basilio Show ($2,500/m)	• Knoxville local with a daily show, and postgame recaps. Focuses entirely on Tennessee Volunteers. The voice of the "common fan". • 12 direct referrals thus far.
Bluff City Bets ($1,500/m)	• Memphis focused sports betting show. Part of a larger network of Memphis sports which we receive exposure to. • 22 direct referrals thus far.
Dave Hooker Show ($1,000/m)	• Former ESPN reporter with his own network and show. Solely focused on college sports. • 1 direct referral thus far.
Sports Source	• Beginning August 13th. TV Show in Knoxville delivered to 20,000+ households each Sunday. Live endorsements, commercials, and "picks" segments each episode. • $5,000/month spend beginning August 13th.

Billboards ($6,000)

- Digital billboards in Nashville and Memphis
- Messaging focused on cash rewards & ZenSports Welcome Bonus.
- ~ 1,200,000M monthly impressions.


A KEYSTAR BRAND
BETTING JUST GOT BETTER
CASH BACK REWARDS
EASY TO UNDERSTAND SPORTBOOK
DOWNLOAD AT ZENSPORTS.COM
App Store
Android
GAMBLING PROBLEM? CALL 1-800-889-9789. MUST BE 21+ AND IN TENNESSEE TO BET.
OUTFRONT


ZENSPORTS
A KEYSTAR BRAND
NEW CUSTOMERS
UNLIMITED 5% CASH BACK
ON ALL BETS YOU PLACE FOR YOUR FIRST 15 DAYS
WHEN YOU USE A REFERRAL CODE
DOWNLOAD AT ZENSPORTS.COM
App Store
Android
GAMBLING PROBLEM? CALL 1-800-889-9789. MUST BE 21+ AND IN TENNESSEE TO BET.
OUTFRONT

Digital / Social Media ($20,300)

- Daily Memphian Newspaper ($4,800/m)
  - $8.00 CPC
- Chattanooga Times Free Press ($4,500/m)
  - $31 CPC
  - Have transitioned site spend to Digital-out-of-home, started 8/2/23.
- Twitter ($5,000/m)
  - $0.75 CPC
- OutFront Media Programmatic ($6,000/m)
  - $2 CPC


ZENSPORTS
CASH REWARDS PROGRAM
START EARNING TODAY
BETTING
JUST GOT BETTER!
Download on the App Store
Download for Android
GAMBLING PROBLEM? CALL 1-800-889-9789 MUST BE 21+ AND LOCATED IN TENNESSEE. TERMS & CONDITIONS APPLY


UP TO
3%
CASH
BACK
REWARDS
ON YOUR BETS
EVERY MONTH!
LEARN MORE
ZENSPORTS


WELCOME BONUS
UNLIMITED
5%
CASH
BACK
REWARDS
ON YOUR FIRST
15 DAYS OF BETS
CLAIM NOW!
ZENSPORTS


ZENSPORTS
WELCOME BONUS
5%
CASH BACK ON EVERY
BET FOR 15 DAYS

Event Marketing ($1,500)

- Past Events:
  - Corner Pub ZenSports Launch Party
  - Tennessee Smokies games
  - 104.5 The Zone Summer Golf Classic
- Upcoming Events:
  - Corner Pub CFB & NFL Gameday Parties
  - Chattanooga FC Soccer Games
  - Tennessee Smokies Golf Invitational
  - Nashville & Memphis Brewfests
  - Loco Drive-in CFB gameday activations


ZENSPORTS
BETTING JUST GOT BETTER!
CASH REWARDS PROGRAM
Earn Up To 3% Of Your Monthly Betting Volume, As Cold, Hard, CASH!
EASY TO USE SPORTSBOOK
Simplify Your Betting Experience, 24/7 Customer Support.
CORNER PUB SPECIALS
DOWNLOAD AT ZENSPORTS.COM
BETTING JUST GOT BETTER!


THE ONLY SPORTSBOOK WITH CASH REWARDS
ZENSPORTS
REFERRAL CODE:
CORNER
FOR AN UNLIMITED WELCOME BONUS!
BETTING JUST GOT
BETTER!


ZENSPORTS
BETTING JUST GOT
BETTER!
CASH REWARDS PROGRAM
EASY TO USE SPORTSBOOK
CORNER PUB SPECIALS


BETTING JUST GOT BETTER
ZENSPORTS

Referral Program Marketing

- Currently working on a referral-only basis with the Corner Pub. Popular sports bar chain in Tennessee – 5 locations in Nashville area. 16 direct referrals so far.
- “CORNER” Referral code to promote referrals.
- Signage and (1) TV screen dedicated to ZenSports in all locations.

June 7th – August 9th Marketing Performance


Total Spend: $145,904
Total Accounts Created: 548
Cost per New Account: $266
KYC Verifications: 160
Customers: 57
Customer Acquisition Cost: $2,560

Average betting volume/customer/month: $44,222
Average revenue/customer/month: $310.61
Payback period on Customer Acquisition Cost: 9 months

Expansion Marketing Post Funding

- $200K monthly spend to expand and increase funnel size & efficiency (3x current spend)
- Current customer base is incredibly happy they found ZenSports.
- Now we need to convert the rest of Tennessee into customers via aggressive growth marketing.


Ryan
@TheRealRyanKent
Best book in Tennessee! Any other one is a waste of time and money.
1:45 PM · Jul 11, 2023 · 378 Views
3 Reposts 3 Likes


Thee Degen Boosts @TheeDegenBoosts · Aug 2
I'm honestly hyped about this. Thank you @zensports
If you're a Tennessee gambler and not on Zen, you are outside of your mind.
not an ad, just becoming one of my favorite books

Changes to Digital Newspaper Spend

- Daily Memphian ($4,840)
  - No plans to continue spend.
  - Too broad of an audience
  - Contract ends August 31st.

- Chattanooga Free Press ($4,800)
  - Contract ends December 31st.
  - Recently shifted $2,500 of our ad spend into Digital-out-of-home ads.
  - Shown at sports bars, entertainment venues, and Top Golf locations in Tennessee.
  - Blitz promotions with Homepage Takeovers leading up to CFB Week 1 and NFL Week 1.

iHeartMedia Changes

- Transitioning away from Memphis R&B Station and moving $7,500 into sports betting audience ads across iHeart Network.
- Utilizing data from past 2 years of sports betting advertising with iHeart and pre-built "gambler" audiences.


MMS-1028 | DraftKings | Veritone Media
Name MMS-1028
Title MMS-SMAU-PAID-NON-NFL Aug News/Talk Select Markets-Kyl
Kupchak-99999
Agency Veritone Media
Advertiser DraftKings
Estimate No. —
Flight 07/24/23 – 09/24/23 (1 active week)
Marketplace iHeartMedia SmartAudio
Data book Gamblers OR NFL Fans
Audience Gamblers OR NFL Fans
Population 95,536,800
Buyer —
Seller —
Type paid
Deal Id —
Notes —

Sports Talk Radio Changes

- Currently using consistent marketing to brand ourselves around differentiation and cash rewards.
- In Autumn, strategy shifts to condensing our spend on a bi-weekly basis and testing out consistent direct response promotions each month.
- Testing:
  - Different levels of frequency at different times.
  - Different direct response promotions.
  - Different days of the week for best response.



Corner Pub Autumn Promotions


MAKE A BET
EARN UP TO $100 GIFT CARD
SIGN UP CODE
CORNER
EARN A GIFT CARD FOR DOUBLE THE AMOUNT
OF YOUR FIRST BET, UP TO $100
ZENSPORTS
PROBLEM? CALL 1-800-889-9789 MUST BE 21+ AND LOCATED IN TENNESSEE.

- Promotional Offer on (1) TV per Corner Pub in Tennessee. Cards on all tables.
- Drive more casual sign-ups, incentivize Corner Pub staff to convert customers.
- Corner Pub Downtown sees 1000 paying customers on Saturday and Sunday during football season.
- ZenSports pays a 25% discount on gift cards. Free distribution via Corner Pubs.

Will hire Brand Ambassadors to promote our offer to customers at the Corner Pub. ($8,400/m)

Outfront Media Additions

Took offer to lower our CPM on Digital Billboards in half.

$9 CPM drops to $4.50 CPM starting September 1st.

Purchased static billboard outside Nashville to present the message:

"The Cash Back Sportsbook"

Continuing with $6,000/month mobile retargeting.

Cumulus Media Additions ($9,600)

- 104.5 The Zone Nashville Studio Sponsorship. ($7,500/month)
    - Biggest sports talk station in Tennessee
    - Availability for football season
    - Increased frequency coupled with our endorsements + commercials to enforce our message.
- WNML Knoxville Sports Talk Sponsorship ($2,100/month)
    - (6) 15-second mentions per show.
    - Biggest sports talk show in Knoxville.



Open with
Sports Talk
with John & Vince
Weekdays | 6AM - 9AM
EXCLUSIVE SHOW SPONSORSHIP
The exclusive show sponsorship is a great branding tool for your business!
As a sponsor, you will receive:
2x :15 sponsorship mentions per hour during the John & Vince show 6am-9am, each day for a weekly total of 30
Banner Ad Exclusivity on the John & Vince show page at 991thesportsanimal.com
Total Monthly Ads: 120
*Based on 4-week month
Total Weekly Investment: $450.00 net
*Requires 26-week investment

New Marketing Partners after Funding

GENIUS MEDIA
($30,000)

92.9 ESPN MEMPHIS
($10,000)

A TO Z NASHVILLE
($5,000)

BRAND AMBASSADORS
($10,000)

ADDITIONAL BILLBOARDS
($17,200)

AFFILIATE PARTNERS
($40,000)

Genius Sports ($30,000)

- Advertising on all NFL.com and NCAA.com official websites. Gambling-focused targeting groups on Meta sites.
- Unique interactive creatives – Welcome Bonus Calculator.


ZENSPORTS
Welcome Bonus Calculator
Betting Unit ($)
$100
Bets Per Day
10
Welcome Bonus
$750


DRAFT KINGS
NFL
An Official Sports Betting Partner of the NFL
BET ON THE NFL
PACKERS +250 VS. RAIDERS -130
COWBOYS +210 VS. SEAHAWKS -111
BEARS +250 VS. JETS -108
FALCONS +220 VS. LIONS -121
RAMS +130 VS. EAGLES -130
BET $ 50.00
RETURN $ 150.00
BET NOW

92.9 ESPN Memphis ($10,000/m)

- Biggest sports talk station in Memphis.
- Endorsement during Gabe Kuhn show.
- Sponsorship of Lee Sterling Gambling show.



Lee Sterling
@paramountsports Follows you
Sports Analyst for 30 years • Co-Host of @LockedOnBets Podcast via @LockedOnNetwork • #1 Capper for NFL, CFB,UFC & NHL @Covers • Weekly Column on @AL.com
Miami, FL linktr.ee/ParamountSports Joined August 2009
1,705 Following 45.8K Followers
Followed by Thee Degen Boosts, Top Cheddar, and 48 others you follow

A to Z Nashville ($5,000)

A to Z Nashville

- Primetime studio sponsorship (takes over for Superbook who is pulling their marketing spend across the board).
- Titans Gameday Morning broadcast w/ Buck Reisling.
- 615 Sessions Podcast Sponsor.
- Big Orange Gameday Sponsor.
- Daily Social Media Support
  - 92k Facebook followers
  - 22.2k Twitter followers
  - 28.4k IG followers
  - 11k YouTube subscribers
  - 28k TikTok followes


AZ SPORTS
TONIGHT'S SHOW
ZENSPORTS
STUDIO
YEAR 2
GONE VIRAL
REFERRAL CODE:
ATOZ

Brand Ambassadors ($8,400)

2-3 brand ambassadors to work directly at the Corner Pub locations in Tennessee and at additional sports bar partnerships we facilities in 2023.

Ambassadors will be trained on how to use and sign up for ZenSports and will improve the efficiency of our direct response offers.

New Billboard Partners ($17,200)

Mountain Outdoor: Two static billboards in Knoxville area.

- Focused on attracting customers during Tennessee Volunteers season.
- $1,650/month

Plainview Outdoor: Digital billboards in Chattanooga.

- Outdoor presence in Chattanooga market.
- $3,200/month

Outfront Media Nashville Static

- 3-4 prominent billboards in the Nashville area, focused on traffic for Titans games.
- $12,350/month

Affiliate Partnership: Covers.com ($40,000)

Covers.com has agreed to promote ZenSports, starting during football season.

Affiliate model – Covers.com receives 3% commission on the betting volume of customers for months 1-6, and 1% commission during months 7-12.

Would provide us amazing exposure, with limited distribution cost. Allows us to test direct response offers and measure success.

Marketing Budget Post-Funding ($200,000)

- Radio ($54,600)
- Digital Marketing Spend ($52,300)
- Billboards ($23,200)
- Local Podcasts ($14,500)
- Affiliate / Direct Response Promotions ($46,000)
- Brand Ambassadors ($8,400)

Autumn Radio Budget Forecast ($54,000)

	A	G	I
1	Company Name	**Monthly Cost**	Notes
2	Brewer Media	**$5,000**	ESPN Chattanooga station spend with endorsement from Greg Lernard.
3	Cromwell Media	**$5,000**	More ads and endorsements with Cromwell.
4	Cumulus Media	**$20,540**	Ads, Studio sponsorship, and sponsorship of Sportstalk morning show
5	Audacy	**$10,000**	Radio spend on two Memphis radio ,stations, as well as their digial audio package, which gets us exposure to podcast-listeners in TN.
6	iHeartRadio	**$8,000**	iHeartMedia radio station spend on 105.9 The Rock in Nashville and a Memphis R & B station,
7	HVBC Group	**$2,260**	Great frequency on ESPN Tri-Cities. Can be cancelled after 3 months with written notice.
8	WNSR Nashville	**$3,200**	Bill King show sponsorship and 30 second commercials on WNSR Nashville.
9	**Total Monthly Spend:**	**$54,000**	

Autumn Digital Marketing Budget ($52,300/m)

Genius Sports	**$30,000**	Programmatic and Meta ads, all run directly through Genius Sports and their targeting demographics.
iHeartRadio	**$7,500**	Programatic Audio ads on the iHeartRadio app and podcast network.
Twitter / X-Corp	**$4,000**	
Outfront Media Digital	**$6,000**	
Chattanooga Times Free Press	**$4,800**	Contract ends in December. Moved $2,500 of spend into DOOH ads.
Daily Memphian	**$0**	Contract ends August 31st.
Total Monthly Spend:	**$52,300**	

Plainview Outdoor	**$3,200**	Boards in Chattanooga
Mountain Outdoor	**$1,750**	Boards in Knoxville
Outfront Media	**$18,250**	Static board in Nashville, digital boards in Nashville / Memphis.
Totals	**$23,200**	

Autumn Billboard Marketing Spend ($23,300)

Autumn Local Podcast Spend ($14,550)

Sports Source	**$5,000**	TV Station in Knoxville, opportunity to have a sponsorship when he asks live questions to his audience.
Tony Basilio	**$2,500**	Waiting for Tony to sign the MSA.
Bluff City Media	**$1,550**	Will be the presenting sponsor of the "Bluff City Bets" podcast.
AtoZ Sports Nashville	**$5,500**	Titans and VOLs coverage in podcasts and social media.
Totals	**$14,550**	

Autumn Additional Marketing Spend ($54,600)

Brand Ambassadors	$8,600
Direct Response Promotions	$46,000
Totals	**$54,600.00**

Thank You!

ZENSPORTS
A KEYSTAR BRAND

Marketing Results and Plan 2023

ZENSPORTS
A KEYSTAR BRAND

Proprietary and Confidential

Last Updated August 11, 2023

Mission Statement

ZenSports is dedicated to being the leader in advancing the mobile sports betting experience, now and always. We are innovators in betting choices, reward programs, payments, social interaction and customer service. All while remembering that sports betting must stay accessible and fun.

ZENSPORTS

A KEYSTAR BRAND

Tennessee Launch June 2023 Marketing Spend (Avg $67,800 monthly)

Radio	Local Podcasts	Billboards	Social / Digital	Events
($35,000)	($5,000)	($6,000)	($20,300)	($1,500)



ZENSPORTS
A KEYSTAR BRAND
BASKETBALL
OFFICIALLY LICENSED IN
TENNESSEE

Radio Advertising ($35,000)

Programming: Cash Rewards, Welcome Bonus, Save Time & Money Betting

Sports Talk Stations ($17,800):

- 104.5 The Zone Nashville + Endorsement ($5,200)
- 99.1 Sports Animal Knoxville + Endorsement ($3,400)
- ESPN Chattanooga + Endorsement ($3,500)
- 102.5 The Game Nashville + Endorsement ($2,500)
- WNSR Nashville + Endorsement ($3,200)

Additional Stations ($17,200):

- 105.9 The Rock Nashville ($7,900)
- KZ106 Chattanooga ($1,800)
- V101 R&B Memphis ($7,500)

Local Podcast Advertising ($5,000)

Tony Basilio Show ($2,500/m)	• Knoxville local with a daily show, and postgame recaps. Focuses entirely on Tennessee Volunteers. The voice of the "common fan". • 12 direct referrals thus far.
Bluff City Bets ($1,500/m)	• Memphis focused sports betting show. Part of a larger network of Memphis sports which we receive exposure to. • 22 direct referrals thus far.
Dave Hooker Show ($1,000/m)	• Former ESPN reporter with his own network and show. Solely focused on college sports. • 1 direct referral thus far.
Sports Source	• Beginning August 13th. TV Show in Knoxville delivered to 20,000+ households each Sunday. Live endorsements, commercials, and "picks" segments each episode. • $5,000/month spend beginning August 13th.

Billboards ($6,000)

- Digital billboards in Nashville and Memphis
- Messaging focused on cash rewards & ZenSports Welcome Bonus.
- ~ 1,200,000M monthly impressions.


ZENSPORTS
A KEYSTAR BRAND
BETTING JUST GOT BETTER
CASH BACK REWARDS
EASY TO UNDERSTAND SPORTBOOK
DOWNLOAD AT ZENSPORTS.COM
App Store
Android
GAMBLING PROBLEM? CALL 1-800-889-9789. MUST BE 21+ AND IN TENNESSEE TO BET.
OUTFRONT


ZENSPORTS
A KEYSTAR BRAND
NEW CUSTOMERS
UNLIMITED 5% CASH BACK
ON ALL BETS YOU PLACE FOR YOUR FIRST 15 DAYS
WHEN YOU USE A REFERRAL CODE
DOWNLOAD AT ZENSPORTS.COM
App Store
Android
GAMBLING PROBLEM? CALL 1-800-889-9789. MUST BE 21+ AND IN TENNESSEE TO BET.
OUTFRONT

Digital / Social Media ($20,300)

- Daily Memphian Newspaper ($4,800/m)
  - $8.00 CPC
  - 1,100,000 total impressions
- Chattanooga Times Free Press ($4,500/m)
  - $22 CPC
  - 765,000 total impressions
  - Have transitioned site spend to Digital-out-of-home, started 8/2/23.
- Twitter ($5,000/m)
  - $0.75 CPC
  - 2,000,000+ total impressions.
- OutFront Media Programmatic ($6,000/m)
  - $2 CPC
  - 880,000 total impressions


ZENSPORTS
CASH REWARDS PROGRAM
START EARNING TODAY
BETTING
JUST GOT BETTER!
Download on the App Store
Download for Android
GAMBLING PROBLEM? CALL 1-800-889-9789 MUST BE 21+ AND LOCATED IN TENNESSEE. TERMS & CONDITIONS APPLY


UP TO
3%
CASH BACK REWARDS
ON YOUR BETS EVERY MONTH!
LEARN MORE
ZENSPORTS


WELCOME BONUS
UNLIMITED
5%
CASH BACK REWARDS
ON YOUR FIRST 15 DAYS OF BETS
CLAIM NOW!
ZENSPORTS


ZENSPORTS
WELCOME BONUS
5%
CASH BACK ON EVERY BET FOR 15 DAYS

Event Marketing ($1,500)

- Past Events:
  - Corner Pub ZenSports Launch Party
  - Tennessee Smokies games
  - 104.5 The Zone Summer Golf Classic
- Upcoming Events:
  - Corner Pub CFB & NFL Gameday Parties
  - Chattanooga FC Soccer Games
  - Tennessee Smokies Golf Invitational
  - Nashville & Memphis Brewfests
  - Loco Drive-in CFB gameday activations


ZENSPORTS
BETTING JUST GOT BETTER!
CASH REWARDS PROGRAM
Earn Up To 3% Of Your Monthly Betting Volume, As Cold, Hard, CASH!
EASY TO USE SPORTSBOOK
Simplify Your Betting Experience. 24/7 Customer Support.
CORNER PUB SPECIALS
ZENSPORTS
DOWNLOAD AT ZENSPORTS.COM
BETTING JUST GOT BETTER!


THE ONLY SPORTSBOOK WITH CASH REWARDS
ZENSPORTS
REFERRAL CODE:
CORNER
BETTING JUST GOT
BETTER!


ZENSPORTS
BETTING JUST GOT
BETTER!
CASH REWARDS
PROGRAM
EASY TO USE
SPORTSBOOK
CORNER PUB
SPECIALS


BETTING JUST GOT BETTER
ZENSPORTS

Referral Program Marketing (Corner Pub)

- Currently working on a referral-only basis with the Corner Pub. Popular sports bar chain in Tennessee – 5 locations in Nashville area. 16 direct referrals so far.
- "CORNER" Referral code to promote referrals.
- Signage and (1) TV screen dedicated to ZenSports in all locations.

June 7th – August 9th Marketing Performance


Total Spend: $145,904
Total Accounts Created: 548
Cost per New Account: $266
KYC Verifications: 160
Customers: 57
Customer Acquisition Cost: $2,560

Average betting volume/customer/month: $44,222
Average revenue/customer/month: $310.61
Payback period on Customer Acquisition Cost: 9 months

Expansion Marketing Post Funding

- $200K monthly spend to expand and increase funnel size & efficiency (3x current spend)
- Current customer base is incredibly happy they found ZenSports.
- Now we need to convert the rest of Tennessee into customers via aggressive growth marketing.


Ryan
@TheRealRyanKent
Best book in Tennessee! Any other one is a waste of time and money.
1:45 PM · Jul 11, 2023 · 378 Views
3 Reposts 3 Likes


Thee Degen Boosts @TheeDegenBoosts · Aug 2
I'm honestly hyped about this. Thank you @zensports
If you're a Tennessee gambler and not on Zen, you are outside of your mind.
not an ad, just becoming one of my favorite books

Changes to Digital Newspaper Spend

- Daily Memphian ($4,840)
  - No immediate plans to continue spend.
  - Too broad of an audience
  - Contract ends August 31st.
- Chattanooga Free Press ($4,800)
  - Contract ends December 31st.
  - Recently shifted $2,500 of our ad spend into Digital-out-of-home ads.
  - Shown at sports bars, entertainment venues, and Top Golf locations in Tennessee.
  - Blitz promotions with Homepage Takeovers leading up to CFB Week 1 and NFL Week 1.

iHeartMedia Changes

- Transitioning away from Memphis R&B Station and moving $7,500 into sports betting audience ads across iHeart Network.
- Utilizing data from past 2 years of sports betting advertising with iHeart and pre-built "gambler" audiences.



MMS-1028 | DraftKings | Veritone Media
Name MMS-1028
Title MMS-SMAU-PAID-NON-NFL Aug News/Talk Select Markets-Kyl
Kupchak-99999
Agency Veritone Media
Advertiser DraftKings
Estimate No. —
Flight 07/24/23 – 09/24/23 (1 active week)
Marketplace iHeartMedia SmartAudio
Data book Gamblers OR NFL Fans
Audience Gamblers OR NFL Fans
Population 95,536,800
Buyer —
Seller —
Type paid
Deal Id —
Notes —

Sports Talk Radio Changes

- Currently using consistent marketing to brand ourselves around differentiation and cash rewards.
- In Autumn, strategy shifts to condensing our spend on a bi-weekly basis and testing out consistent direct response promotions each month.
- Testing:
  - Different levels of frequency at different times.
  - Different direct response promotions.
  - Different days of the week for best response.



Corner Pub Autumn Promotions


MAKE A BET
EARN UP TO $100 GIFT CARD
SIGN UP CODE
CORNER
EARN A GIFT CARD FOR DOUBLE THE AMOUNT
OF YOUR FIRST BET, UP TO $100
ZENSPORTS
PROBLEM? CALL 1-800-889-9789 MUST BE 21+ AND LOCATED IN TENNESSEE.

- Promotional Offer on (1) TV per Corner Pub in Tennessee. Cards on all tables.
- Drive more casual sign-ups, incentivize Corner Pub staff to convert customers.
- Corner Pub Downtown sees 1000 paying customers on Saturday and Sunday during football season.
- ZenSports pays a 25% discount on gift cards. Free distribution via Corner Pubs.

Will hire Brand Ambassadors to promote our offer to customers at the Corner Pub. ($8,400/m)

Outfront Media Additions

Took offer to lower our CPM on Digital Billboards in half. — $9 CPM drops to $4.50 CPM starting September 1st.

Purchased static billboard outside Nashville to present the message: "The Cash Back Sportsbook"

Continuing with $6,000/month mobile retargeting.

Cumulus Media Additions ($9,600)

- 104.5 The Zone Nashville Studio Sponsorship. ($7,500/month)
  - Biggest sports talk station in Tennessee
  - Availability for football season
  - Increased frequency coupled with our endorsements + commercials to enforce our message.
- WNML Knoxville Sports Talk Sponsorship ($2,100/month)
  - (6) 15-second mentions per show.
  - Biggest sports talk show in Knoxville.



Sports Talk
with John & Vince
Weekdays | 6AM - 9AM
EXCLUSIVE SHOW SPONSORSHIP
The exclusive show sponsorship is a great branding tool for your business!
As a sponsor, you will receive:
2x :15 sponsorship mentions per hour during the John & Vince show 6am-9am, each day for a weekly total of 30
Banner Ad Exclusivity on the John & Vince show page at 991thesportsanimal.com
Total Monthly Ads: 120
*Based on 4-week month
Total Weekly Investment: $450.00 net
*Requires 26-week investment

New Marketing Partners after Funding

GENIUS MEDIA
($30,000)

92.9 ESPN MEMPHIS
($10,000)

A TO Z NASHVILLE
($5,000)

BRAND AMBASSADORS
($10,000)

ADDITIONAL BILLBOARDS
($17,200)

AFFILIATE PARTNERS
($40,000)

Genius Sports ($30,000)

- Advertising on all NFL.com and NCAA.com official websites. Gambling-focused targeting groups on Meta sites.
- Unique interactive creatives – Welcome Bonus Calculator.


ZENSPORTS
Welcome Bonus Calculator
Betting Unit ($)
$100
Bets Per Day
10
Welcome Bonus
$750


DRAFT KINGS
NFL
An Official Sports Betting Partner of the NFL
BET ON THE NFL
PACKERS +250 VS. RAIDERS -130
COWBOYS +210 VS. SEAHAWKS -111
BEARS +250 VS. JETS -108
FALCONS +220 VS. LIONS -121
RAMS +130 VS. EAGLES -130
BET $ 50.00
RETURN $ 150.00
BET NOW

92.9 ESPN Memphis ($10,000/m)

- Biggest sports talk station in Memphis.
- Endorsement during Gabe Kuhn show.
- Sponsorship of Lee Sterling Gambling show.

92.9FM ESPN
680AM SPORTSRADIO


Lee Sterling
@paramountsports Follows you

Sports Analyst for 30 years • Co-Host of @LockedOnBets Podcast via @LockedOnNetwork • #1 Capper for NFL, CFB,UFC & NHL @Covers • Weekly Column on @AL.com

Miami, FL linktr.ee/ParamountSports Joined August 2009

1,705 Following 45.8K Followers

Followed by Thee Degen Boosts, Top Cheddar 🧀, and 48 others you follow

A to Z Nashville ($5,000)

A to Z Nashville

- Primetime studio sponsorship (takes over for Superbook who is pulling their marketing spend across the board).
- Titans Gameday Morning broadcast w/ Buck Reisling.
- 615 Sessions Podcast Sponsor.
- Big Orange Gameday Sponsor.
- Daily Social Media Support
  - 92k Facebook followers
  - 22.2k Twitter followers
  - 28.4k IG followers
  - 11k YouTube subscribers
  - 28k TikTok followes


AZ SPORTS
TONIGHT'S SHOW
Wide Out Room
YEAR 2
GONE VIRAL
ZENSPORTS
STUDIO
REFERRAL CODE:
ATOZ

Brand Ambassadors ($8,400)

2-3 brand ambassadors to work directly at the Corner Pub locations in Tennessee and at additional sports bar partnerships we facilitate in 2023.

Ambassadors will be trained on how to use and sign up for ZenSports and will improve the efficiency of our direct response offers.

New Billboard Partners ($17,200)

Mountain Outdoor: Two static billboards in Knoxville area.

- Focused on attracting customers during Tennessee Volunteers season.
- $1,650/month

Plainview Outdoor: Digital billboards in Chattanooga.

- Outdoor presence in Chattanooga market.
- $3,200/month

Outfront Media Nashville Static

- 3-4 prominent billboards in the Nashville area, focused on traffic for Titans games.
- $12,350/month

Affiliate Partnership: Covers.com ($40,000)

Covers.com has agreed to promote ZenSports, starting during football season.

Affiliate model – Covers.com receives 3% commission on the betting volume of customers for months 1-6, and 1% commission during months 7-12.

Would provide us amazing exposure, with limited distribution cost. Allows us to test direct response offers and measure success.

Marketing Budget Post-Funding ($200,000)

- Radio ($54,600)
- Digital Marketing Spend ($52,300)
- Billboards ($23,200)
- Local Podcasts ($14,500)
- Affiliate / Direct Response Promotions ($46,000)
- Brand Ambassadors ($8,400)

Autumn Radio Budget Forecast ($54,000)

	A	G	I
1	Company Name	**Monthly Cost**	Notes
2	Brewer Media	**$5,000**	ESPN Chattanooga station spend with endorsement from Greg Lernard.
3	Cromwell Media	**$5,000**	More ads and endorsements with Cromwell.
4	Cumulus Media	**$20,540**	Ads, Studio sponsorship, and sponsorship of Sportstalk morning show
5	Audacy	**$10,000**	Radio spend on two Memphis radio ,stations, as well as their digial audio package, which gets us exposure to podcast-listeners in TN.
6	iHeartRadio	**$8,000**	iHeartMedia radio station spend on 105.9 The Rock in Nashville and a Memphis R & B station,
7	HVBC Group	**$2,260**	Great frequency on ESPN Tri-Cities. Can be cancelled after 3 months with written notice.
8	WNSR Nashville	**$3,200**	Bill King show sponsorship and 30 second commercials on WNSR Nashville.
9	**Total Monthly Spend:**	**$54,000**	

Autumn Digital Marketing Budget ($52,300/m)

Genius Sports	**$30,000**	Programmatic and Meta ads, all run directly through Genius Sports and their targeting demographics.
iHeartRadio	**$7,500**	Programatic Audio ads on the iHeartRadio app and podcast network.
Twitter / X-Corp	**$4,000**	
Outfront Media Digital	**$6,000**	
Chattanooga Times Free Press	**$4,800**	Contract ends in December. Moved $2,500 of spend into DOOH ads.
Daily Memphian	**$0**	Contract ends August 31st.
Total Monthly Spend:	**$52,300**	

Plainview Outdoor	**$3,200**	Boards in Chattanooga
Mountain Outdoor	**$1,750**	Boards in Knoxville
Outfront Media	**$18,250**	Static board in Nashville, digital boards in Nashville / Memphis.
Totals	**$23,200**	

Autumn Billboard Marketing Spend ($23,300)

Autumn Local Podcast Spend ($14,550)

Sports Source	**$5,000**	TV Station in Knoxville, opportunity to have a sponsorship when he asks live questions to his audience.
Tony Basilio	**$2,500**	Waiting for Tony to sign the MSA.
Bluff City Media	**$1,550**	Will be the presenting sponsor of the "Bluff City Bets" podcast.
AtoZ Sports Nashville	**$5,500**	Titans and VOLs coverage in podcasts and social media.
Totals	**$14,550**	

Autumn Additional Marketing Spend ($54,600)

Brand Ambassadors	**$8,600**
Direct Response Promotions	**$46,000**
Totals	**$54,600.00**

Thank You!

TENNESSEE SPORTS BOOK KPI'S - MONTHLY

CONFIDENTIAL AND PROPRIETARY

KPI	June 2023	July 2023	August 2023	September 2023	October 2023	November 2023
Straight Wagers Betting Handle (Non-Futures	**$279,184.21**	**$1,797,285.74**	**$3,139,332.26**	**$9,025,165.46**	**$9,630,272.63**	**$6,985,910.64**
Straight Wagers Payouts (Non-Futures)	$281,583 91	$1,770,687.10	$3,156,416.53	$8,952,928.93	$9,881,788 91	$7,117,711.24
Gross Gaming Revenue Straight Wagers	-$2,399.70	$26,598.64	-$17,084.28	$72,236 53	-$251,516 38	-$131,800.60
Number of Straight Wagers Accepted	1,118	2,796	4,013	5,651	4,764	5,450
Parlays Betting Handle (Non-Futures)**	**$35,409.03**	**$78,226.99**	**$136,537.01**	**$233,978.27**	**$273,632.26**	**$962,097.72**
Parlays Payouts (Non-Futures)	$62,022.70	$81,274.01	$168,866.33	$286,299.45	$195,954 21	$1,257,002.89
Gross Gaming Revenue Parlays	-$26,613 67	-$3,047.02	-$32,329.32	-$52,321.18	$77,678 05	-$294,905.17
Number of Parlays Accepted	224	742	1,891	2,198	1,985	1,749
Futures Betting Handle (Non-Futures)***	**$97.00**	**$20,895.33**	**$22,042.76**	**$20,060.45**	**$20,131.32**	**$8,706.24**
Futures Payouts (Non-Futures)	$0 00	$0.00	$0.00	$0 00	$0 00	$35,022.79
Gross Gaming Revenue Futures	$97 00	$20,895.33	$22,042.76	$20,060.45	$20,131 32	-$26,316.55
Number of Futures Accepted	6	16	132	48	83	110
Monthly Total Betting Handle	**$314,690.24**	**$1,896,408.06**	**$3,297,912.02**	**$9,279,204.18**	**$9,924,036.11**	**$7,956,714.60**
Monthly Total Payouts	$343,606 61	$1,851,961.11	$3,325,282.86	$9,239,228.38	$10,077,743.12	$8,409,736.92
Monthly Total Gross Gaming Revenue	**-$28,916.37**	**$44,446.95**	**-$27,370.84**	**$39,975.80**	**-$153,707.01**	**-$453,022.32**
Monthly Total Handle Growth	N/A	502.6%	73.9%	181.4%	6.9%	-19.8%
Running Total Betting Handle	**$314,690.24**	**$2,211,098.30**	**$5,509,010.32**	**$14,788,214.50**	**$24,712,250.61**	**$32,668,965.21**
Running Total Payouts	$343,606 61	$2,195,567.72	$5,520,850.58	$14,760,078.96	$24,837,822 08	$33,247,559.00
Running Total Gross Gaming Revenue	**-$28,916.37**	**$15,530.58**	**-$11,840.26**	**$28,135.54**	**-$125,571.47**	**-$578,593.79**
Bets Accepted	1,348	3,554	6,036	7,897	6,832	7,309
Bets Accepted Growth	N/A	163.6%	69.8%	30 8%	-13 5%	7.0%
Running Total Bets Accepted	**1,348**	**4,902**	**10,938**	**18,835**	**25,667**	**32,976**
Signups	274	177	316	495	362	342
Signup Growth	N/A	-35.4%	78.5%	56 6%	-26 9%	-5.5%
Running Total Signups	**274**	**451**	**767**	**1,262**	**1,624**	**1,966**
New Paying Customers	27	22	31	49	38	58
Paying Customers Growth	N/A	-18.5%	40.9%	58.1%	-22.4%	52.6%
Running Total Paying Customers	**27**	**49**	**80**	**129**	**167**	**225**
Monthly Avg. Bets per Customer	49.9	72.5	75.5	61 2	40.9	32 5
Monthly Avg. Betting Handle per Customer	**$11,655.19**	**$ 38,702.21**	**$ 41,223.90**	**$ 71,931.82**	**$ 59,425.37**	**$ 35,363.18**
Monthly Avg. Revenue per Customer (ARPU)	**$ (1,070.98)**	**$ 907.08**	**$ (342.14)**	**$ 309.89**	**$ (920.40)**	**$ (2,013.43)**
Cumulative Avg. Bets per Customer	49 9	100 0	136.7	146.0	153.7	146 6
Cumulative Avg. Betting Handle per Custome	**$11,655.19**	**$ 45,124.46**	**$ 68,862.63**	**$ 114,637.32**	**$ 147,977.55**	**$ 145,195.40**
Cumulative Avg. Revenue per Customer (ARI	**$ (1,070.98)**	**$ 316.95**	**$ (148.00)**	**$ 218.10**	**$ (751.92)**	**$ (2,571.53)**

*Daily runs each day (including weekends and holidays) from 12:00am to 11:59pm **Pacific Time**.

**Handle for Straight Wagers and Parlay Cards are based on the Current Write, which is the handle for all wager/event results submitted that Business Day (i.e. settled wagers).

***Handle for Futures is based on the Future Write, which is the handle for future wagers that are accepted that Business Day, regardless of when results are submitted (due to the long time horizon of when future wagers are settled).

RISK FACTORS

An investment in our Common Stock involves a high degree of risk. You should consider carefully the risks described below, together with all of the other information contained in this Memorandum and the Purchase Agreement, before making an investment decision. The following risks entail circumstances under which, our business, financial condition, results of operations and prospects could suffer.

Risks associated with an investment in the Common Stock

Our management will have broad discretion in the use of the net proceeds from this offering and may not use them effectively, and you may not agree with how we use the proceeds.

We currently intend to use the net proceeds of this offering as described in the section entitled "Use of Proceeds." We will have broad discretion in the application of the net proceeds and could use them for purposes other than those contemplated at the time of this offering. Accordingly, you are relying on the judgment of our management with regard to the use of these net proceeds, and you will not have the opportunity, as part of your investment decision, to assess whether the proceeds will be used appropriately. The failure by our management to apply these funds effectively could harm our business, financial condition and results of operations.

The stock price shown on the OTC may not reflect our fair value and the market for our Common Stock is highly illiquid

The stock price reported on the OTC website is not indicative of the fair value of our Common Stock, which may be significantly lower. The market for our Common Stock is highly illiquid.

Our stock price is and may continue to be volatile and you may not be able to resell our securities at or above the price you paid or at all.

The market price for our Common Stock is volatile and may fluctuate significantly in response to a number of factors, many of which we cannot control, such as quarterly fluctuations in financial results and the results of the implementation of our business strategy. Each of these factors, among others, could harm your investment in our Common Stock and could result in your being unable to resell the shares of our Common Stock that you purchase at a price equal to or above the price you paid or at all.

Investments in startups like KeyStar involve a high degree of risk.

Financial and operating risks confronting startups are significant, and KeyStar is not immune to these. The startup market in which KeyStar competes is highly competitive, and the percentage of companies that survive and prosper is small. Startups often experience unexpected problems in the areas of product development, marketing, financing, and general management, among others, which frequently cannot be solved. In addition, startups may require substantial amounts of financing, which may not be available through institutional private placements, the public markets, or otherwise.

KeyStar may be forced to cease operations or take actions that result in its dissolution or bankruptcy.

It is possible that, due to any number of reasons, including, but not limited to, the inability of the Company to raise sufficient capital to meets its operating needs or establish a viable market for its products and services, the failure of its commercial relationships, intellectual property ownership challenges or regulatory challenges, or as a result of obligations to our lenders, the Company may no longer be viable to operate and the Company may dissolve or take actions that result in a dissolution, liquidation, winding up, bankruptcy or other failure of the Company (a "***Dissolution Event***").

The Company currently has approximately $7.8 million in debt outstanding that would need to be repaid out of any available funds upon a dissolution, liquidation or winding up of the Company, prior and in preference to holders of capital stock. In addition, the Company currently has two classes of preferred stock outstanding, the Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock, each of which contain a liquidation preference upon dissolution, liquidation or winding up of the Company. This preference currently amounts to approximately $749,999.36. Accordingly, if the Company were to dissolve, liquidate or wind up its operations upon closing of this Offering you would not necessarily receive all, or any, of your investment back.

We have a limited operating history upon which investors can rely to evaluate our future prospects.

We have a limited operating history upon which an evaluation of our business plan or performance and prospects can be made. The business and prospects of KeyStar must be considered in the light of the potential problems, delays, uncertainties and complications encountered in connection with a newly established business and new industry. The risks include, but are not limited to, the possibility that we will not be able to raise sufficient capital to meet our ongoing operating needs and to fund our growth plans, develop functional and scalable products and services, or that although functional and scalable, our products and services will not be economical to market; that our competitors hold proprietary rights that preclude us from marketing such products; that our competitors market a superior or equivalent product; that we are not able to upgrade and enhance our technologies and products to accommodate new features and expanded service offerings; or the failure to receive necessary regulatory clearances for our products. To successfully introduce and market our products at a profit, we must establish brand name recognition and competitive advantages for our products. There are no assurances that we can successfully address these challenges. If unsuccessful with one or more of these issues, our business, financial condition and operating results could be materially and adversely affected.

The Shares are subject to significant restrictions on transfer.

The Shares are being sold pursuant to an exemption from the registration requirements of Section 5 of the Securities Act provided under Section 4(a)(2) and/or Regulation D promulgated thereunder. As such, the Shares are subject to restrictions on transfer. Exemptions from the registration requirements of Section 5 of the Securities Act may be available for the resale of the Shares by the holders of such securities, including under Rule 144, but the Company makes no representation or warranty as to the availability of such exemption or any other resale exemption and Investors are cautioned that due to the unavailability of any such resale exemption such Investor may be unable to resell the Shares purchased in the Offering. In addition, KeyStar is under no obligation to register for resale the Shares. Even if KeyStar were to register some or all of the Shares sold in the Offering, KeyStar's Common Stock is currently traded on the OTC market and it may still be difficult to sell the Shares purchased in the Offering should an Investor desire or need to. Quotation of our Common Stock on the OTC market provides holders of registered shares of our Common Stock with limited market liquidity and limited ability to sell our Common Stock in the secondary market. In addition, the Shares are subject to other significant restrictions (including mandatory redemption, transfer and/or loss of voting and dividend rights) related to applicable gaming laws. See additional risk factor descried below as well as Section 7 of the Purchase Agreement for more information.

Holders of Common Stock issued in this offering will have limited governance rights.

Mr. Cassidy controls (directly and indirectly) a majority of the voting power of our outstanding capital stock and is our primary source of funding. Because control of KeyStar is concentrated with Mr. Cassidy, Investors will have limited governance rights and powers upon purchase of the Common Stock in the Offering.

In addition, we currently have two classes of preferred stock, one of which, the Series B Convertible Preferred Stock, has super-voting rights where they vote with the Common Stock on as converted basis on all matters presented for approval to the holders of our Common Stock at a rate of 100 shares of Common Stock for each share of Series B Convertible Preferred Stock. We may issue additional shares of preferred stock, or new classes of preferred stock, that may possess additional governance rights to the Common Stock, such as super-voting rights or the right to elect a certain number of directors to the Board.

Holders of our Common Stock could also have their governance powers limited through dilution. As a startup company, we may need to continue to raise capital to fund our business. We may accomplish this by selling additional shares of our capital stock, which may further dilute the control current holders of our Common Stock and Investors who purchase the Shares in the Offering have of the Company.

We also have warrants currently outstanding to purchase 6,600,000 shares of our Common Stock and convertible debt which has the ability to convert into a significant number of shares of our Common Stock, as discussed elsewhere in this Memorandum. The exercise of our currently outstanding warrants and/or the conversion of our currently outstanding convertible debt could also contribute to significant dilution of your ownership and further reduce your influence over our governance. If our warrants are exercised for shares of Common Stock and the Amended Note is converted into shares of our Common Stock, Mr. Cassidy together with his affiliates would control approximately 65% of the voting power of the Company, not including the conversion of any preferred stock that may be held by him, directly or indirectly.

Closings in the Offering will occur on a rolling basis and Investors who purchase Shares later in the period during which the Offering is open may have more information upon which to base their investment decision.

Closings in the Offering will occur on a rolling basis and Investors who purchase Shares later in the period during which the Offering is open may have more information upon which to base their investment decision and such future information may update or even contradict information that was available at the time the Offering launched or at any prior period during which the Offering was open for investment. In general, the Company undertakes no obligation to update the information contained in this Memorandum and the other Offering Materials and the information contained in such materials is accurate only as of the date such materials are provided to you. Without limiting the foregoing, the Company recognizes that the state of Tennessee, in accordance with applicable gaming regulations, publishes monthly updates to certain of the information that our "Tennessee Sports Book KPIs" spreadsheet is based on. In the event of any such update during the period the Offering remains open, we may, but shall not be obligated to, provide an update to the "Tennessee Sports Book KPIs" spreadsheet to those investors who have invested in the Offering through such date or who we are still actively considering for investment at such time.

Investing in our Common Stock or holding or utilizing our cryptocurrency offering(s) could result in adverse tax consequences.

Investing in our Common Stock or holding our or utilizing our cryptocurrencies could result in adverse tax consequences. Nothing in this memorandum should be construed as tax advice and Investors are advised to seek the counsel of their own tax advisors with relation to the holding of our Common Stock and/or the holding or utilizing of our cryptocurrency offering(s).

Risks associated with our business

We may not raise sufficient capital in this Offering to achieve our objectives.

We are seeking to raise at least $8 million in this Offering, with authorization to go up to $10 million. However, we may fall short of our targeted $8 million raise and, if we do, our ability to achieve our growth objectives – including achieving projected market penetration in Tennessee and obtaining licenses for and commercializing our products and services in the states listed in our materials entitled "Financial Projections TN + 5 Jurisdictions 2024" and "KeyStar 2023 Investor Package – Executive Summary" -- may not be achievable since we will not have sufficient financial resources to pursue those objectives. This would undermine or eliminate our ability to meet the projections set forth in these materials, in addition to all the other risks and uncertainties we face in our ability to meet these projections (including any failure to achieve our targeted market penetration in Tennessee). You are urged not to place undue reliance on the projections set forth our materials entitled "Financial Projections TN + 5 Jurisdictions 2024" and "KeyStar 2023 Investor Package – Executive Summary".

Prior performance does not guarantee future results.

Prior performance information (including information set forth in our materials entitled "Tennessee Sports Book KPIs") does not guarantee future results. Our business is young and results are volatile, based on changes in our business, our regulatory and competitive challenges and the other risks and uncertainties described herein. You are urged not to place undue reliance on our historical performance information set forth in our materials entitled "Tennessee Sports Book KPIs".

Tennessee may not approve our new P2P functionality.

We have applied for new P2P wagering features in Tennessee, which we expect to receive prior to the end of 2023. However, these features may not be timely approved or approved at all. Any failure to get them approved could have a material negative impact on our business, including by making our products and services less distinguishable from our competitors.

We may require additional capital to support our growth plans, and such capital may not be available on terms acceptable to us, if at all. This could hamper our growth and adversely affect our business.

We intend to make significant investments to support our business growth and may require additional funds to respond to business challenges, including the need to develop new product offerings and features or enhance our existing product offerings and features, improve our operating infrastructure or acquire complementary businesses, personnel and technologies.

Accordingly, we may need to engage in equity or debt financings to secure additional funds even beyond the current Offering. Our ability to obtain additional capital, if and when required, will depend on our business plans, investor demand, our operating performance, capital markets conditions and other factors. If we raise additional funds by issuing equity, equity-linked or debt securities, those securities may have rights, preferences or privileges senior to the rights of our currently issued and outstanding equity or debt, and our existing stockholders may experience dilution. If we are unable to obtain additional capital when required, or on satisfactory terms, our ability to continue to support our business growth or to respond to business opportunities, challenges or unforeseen circumstances could be adversely affected, and our business may be harmed.

Financial projections contained in this Memorandum and other Offering Materials do not assure future performance and may prove to be materially inaccurate.

In addition to this Memorandum, supplemental presentation materials (including the "KeyStar 2023 Investor Package - Executive Summary", the "ZenSports Company Overview Deck", the "Tennessee Sports Book KPIs" and the "Financial Projections TN + 5 Jurisdictions 2024") that provide certain information regarding the Company and the Offering (collectively with this Memorandum, the "***Offering Materials***") utilized by the Company in connection with this Offering contain financial projections, which are based on various assumptions and projections of management. The assumptions and projections used by management are ones that we believe to be reasonable and accurate at the time of this Memorandum, but such assumptions and projections are subject to many risks and uncertainties, some of which are detailed in this "Risk Factors" section, that are outside the Company's control. Such assumptions and projections may be inaccurate, may not come true or may change over time, which could have a material effect on our financial results, and any financial projections may prove to be materially inaccurate. The Company undertakes no obligation to update the information contained in this Memorandum and any other Offering Materials and the information contained in this Memorandum and any other Offering Materials is accurate only as of the date of this Memorandum. You are advised not to place undue reliance on any financial projections that may be contained in this Memorandum or any other Offering Materials shared with you in connection with the Offering.

Our growth will depend on our ability to attract and retain users, and the loss of our users, failure to attract new users in a cost-effective manner, or failure to effectively manage our growth could adversely affect our business, financial condition, results of operations and prospects.

Our ability to achieve growth in revenue in the future will depend, in large part, upon our ability to attract new users to our product offerings and retain existing users of our product offerings. Achieving growth in our community of users may require us to increasingly engage in sophisticated and costly sales and marketing efforts, which may not have a favorable return on investment. In attracting new users, we expect to use a variety of free and paid marketing channels, in combination with compelling offers and exciting games to achieve our objectives.

In addition, our ability to increase the number of users of our product offerings will depend on user adoption of our platform and application. Growth in the gaming industry and the level of demand for and market acceptance of our product offerings will be subject to a high degree of uncertainty. We cannot assure you that consumer adoption of our product offerings will occur, or that the industry will achieve more widespread acceptance.

Additionally, as technological or regulatory standards change and we modify our product offerings to comply with those standards, we may need users to take certain actions to continue playing, such as performing age verification checks or accepting new terms and conditions. Users may stop using our product offerings at any time, including if the quality of the user experience, including our support capabilities in the event of a problem, does not meet their expectations or keep pace with the quality of the customer experience generally offered by competitive product offerings.

There is significant competition within the global entertainment and gaming industries and our users may be attracted to competing forms of entertainment such as television, movies and sporting events, as well as other entertainment and gaming options on the Internet. If our product offerings do not continue to be popular, our business could be harmed.

We operate in the global entertainment and gaming industries. Our users face a vast array of entertainment choices. Other forms of entertainment, such as television, movies, sporting events and in-person casinos, are more well-established and may be perceived by our users to offer greater variety, affordability, interactivity and enjoyment. We compete with these other forms of entertainment for the discretionary time and income of our users. If we are unable to sustain sufficient interest in our product offerings in comparison to other forms of entertainment, including new forms of entertainment, our business model may not continue to be viable.

The specific industries in which we operate are characterized by dynamic customer demand and technological advances, and there is significant competition among online gaming and entertainment providers. A number of established, well-financed companies producing online gaming and/or interactive entertainment products and services compete with our product offerings, and other well-capitalized companies may introduce competitive services. Such competitors may spend more money and time on developing and testing products and services, undertake more extensive marketing campaigns, adopt more aggressive pricing or promotional policies or otherwise develop more commercially successful products or services than ours, which could negatively impact our business. Our competitors may also develop products, features, or services that are similar to ours or that achieve greater market acceptance. Such competitors may also undertake more far-reaching and successful product development efforts or marketing campaigns, or may adopt more aggressive pricing policies. Furthermore, new competitors, whether licensed or not, may enter the gaming industry. There has also been considerable consolidation among competitors in the entertainment and gaming industries and such consolidation and future consolidation could result in the formation of larger competitors with increased financial resources and altered cost structures, which may enable them to offer more competitive products, gain a larger market share, expand product offerings and broaden their geographic scope of operations. If we are not able to maintain or improve our market share, or if our product offerings do not continue to be popular, our business could suffer.

We may experience fluctuations in our operating results, which could make our future results difficult to predict and could cause our operating results to fall below expectations.

Our financial results have fluctuated in the past, and we expect our financial results to fluctuate from quarter to quarter in the future. These fluctuations may be due to a variety of factors, some of which are outside of our control and may not fully reflect the underlying performance of our business. Our financial results in any given quarter may be influenced by numerous factors, many of which we are unable to predict or are outside of our control, including the impact of seasonality and our betting results, and the other risks and uncertainties set forth herein. In particular, our sportsbook operations have significant exposure to, and may be materially impacted by, sporting events and seasons, which can result in short-term volatility in betting win margins and user engagement, thus impacting revenues. Consumer engagement with our sportsbook offerings may decline or fluctuate as a result of a number of factors, including the popularity of the underlying sports, the user's level of satisfaction with our product offerings, our ability to improve and innovate, our ability to adapt our product offerings, outages and disruptions of online services, the availability of live sporting events, the services offered by our competitors, our marketing and advertising efforts or declines in consumer activity generally as a result of economic downturns, among others. Any decline or fluctuation in the recurring portion of our business may have a negative impact on our business, financial condition, results of operations or prospects.

Our results of operations may fluctuate due to seasonality and other factors and, therefore, our periodic operating results will not be guarantees of future performance.

Our sportsbook operations may fluctuate due to seasonal trends and other factors. Certain times of the year, such as autumn or spring when multiple sport leagues are in season, may generate higher revenue than during other times of the year. Our revenues may also be affected by the scheduling of major sporting events that do not occur annually, such as the World Cup, or the cancellation or postponement of sporting events. In addition, certain individuals or teams advancing or failing to advance and their scores and other results within specific tournaments, games or events may impact our financial performance.

Our investors may lose their entire investment because our financial status creates a doubt whether we will continue as a going concern.

Our auditors, in their opinion dated October 13, 2022, have included a going concern paragraph. We do not have a steady stream of revenues to cover our expenses and we are dependent on outside capital to continue our operations.

As of March 31, 2023, we had a working capital deficit of $12,037,936. We had a net loss from continuing operations of $13,996,513 for the nine months ended March 31, 2023. We expect to generate only modest revenues in the near future as we seek to build out our operations in Tennessee and obtain licenses in other states.

We expect to incur significant increases in operating costs as we incur the costs of transitioning from our Prior Business to our New Business and begin to execute our adjusted New Business operating plan. The expected significant increases in costs will include, but not be limited to, costs relating to obtaining gaming licenses, technology development, sales and marketing, and legal and professional fees. We estimate we use approximately $350,000 per month to fund our operations (which amount we expect to increase as we pursue our growth strategies and due to other factors) and believe we have approximately three to four months of available cash to fund our operations, but we cannot be certain of this projection.

These conditions raise substantial doubt about our ability to continue as a going concern for a period of one year from the issuance of the financial statements. Because of these conditions, we will require additional working capital to develop business operations. Management's plans are to raise additional working capital through the sale of debt and/or equity instruments as well as to generate revenues once we attain a gaming license. There are no assurances that we will be able to achieve the level of revenues adequate to generate sufficient cash flow from operations to support our working capital requirements. To the extent that funds generated are insufficient, we will have to raise additional working capital. No assurance can be given that additional financing will be available, or if available, will be on terms acceptable to us. If adequate working capital is not available, we may not be able to continue our operations.

Reductions in discretionary consumer spending could have an adverse effect on our business, financial condition, results of operations and prospects.

Our business is particularly sensitive to reductions from time to time in discretionary consumer spending. Demand for entertainment and leisure activities, including gaming, can be affected by changes in the economy and consumer tastes, both of which are difficult to predict and beyond our control. Unfavorable changes in general economic conditions, including recessions, economic slowdowns, sustained high levels of unemployment, and rising prices or the perception by consumers of weak or weakening economic conditions, may reduce our users' disposable income or result in fewer individuals engaging in entertainment and leisure activities, such as sports betting. As a result, we cannot ensure that the demand for our product offerings will remain consistent. Adverse developments affecting economies throughout the world, and particularly in the United States, including a general tightening of availability of credit, decreased liquidity in certain financial markets, inflation, increased interest rates, foreign exchange fluctuations, increased energy costs, acts of war or terrorism, transportation disruptions, natural disasters, declining consumer confidence, sustained high levels of unemployment or significant declines in stock markets, as well as concerns regarding pandemics, epidemics and the spread of contagious diseases, could lead to a further reduction in discretionary spending on leisure activities.

In some jurisdictions our key executives, certain employees, certain stockholders or other individuals related to the business are, and will continue to be or could become, subject to licensing or compliance requirements. Failure by such individuals to obtain the necessary licenses or to comply with individual regulatory obligations could cause the business to be non-compliant with its obligations, or imperil its ability to obtain or maintain licenses necessary for the conduct of the business. In some cases, the remedy to such situation may require the removal of a key executive or employee and/or the mandatory redemption or transfer of such person's equity securities.

As part of obtaining real money gaming licenses, the responsible gaming authority will generally determine suitability of certain directors, officers and employees and, in some instances, significant stockholders. The criteria used by gaming authorities to make determinations as to who requires a finding of suitability or the suitability of an applicant to conduct gaming operations varies among jurisdictions, but generally requires extensive and detailed application disclosures followed by a thorough investigation. If any gaming authority with jurisdiction over our business, either now or in the future, were to find an applicable officer, director, employee or significant stockholder of ours unsuitable for licensing or unsuitable to continue having a relationship with us, we would be required to sever our relationship with that person or entity. Furthermore, such gaming authorities may require us to terminate the employment of any person and/or redeem the shares held by any person who refuses to file required applications. Either result could have a material adverse effect on our business, operations and prospects.

In addition, the Purchase Agreement provides the Company with the right to redeem some or all capital stock (at the lesser of cost or fair value) held by any stockholder that our Board determines is not suitable as a result of any failure by such holder to timely comply with applicable gaming laws, and such holder may also lose voting and dividend rights with respect to any such capital stock.

Additionally, a gaming regulatory body may refuse to issue or renew a gaming license or restrict or condition the same, based on our present activities or the past activities, or the past or present activities of our current or former directors, officers, employees, stockholders or third parties with whom we have relationships, which could adversely affect our operations or financial condition. If additional gaming regulations are adopted in a jurisdiction in which we operate, such regulations could impose restrictions or costs that could have a significant adverse effect on us. From time to time, various proposals are introduced in the legislatures of some of the jurisdictions in which we have existing or planned operations that, if enacted, could adversely affect our directors, officers, key employees, stockholders, or other aspects of our operations. To date, we have obtained all governmental licenses, findings of suitability, registrations, permits and approvals necessary for our operations as currently conducted. However, we can give no assurance that any additional licenses, permits and approvals that may be required will be given or that existing ones will be renewed or will not be revoked. Renewal of licenses, permits and approvals are subject to, among other things, continued satisfaction of suitability requirements of our directors, officers, key employees and stockholders. Any failure to renew or maintain our licenses or to receive new licenses when necessary would have a material adverse effect on us.

The success, including win or hold rates, of existing or future sports betting product offerings depends on a variety of factors and is not completely controlled by us.

The sports betting industry is characterized by an element of chance. Accordingly, we employ theoretical win rates to estimate what a certain type of sports bet, on average, will win or lose in the long run. Net win is impacted by variations in the hold percentage (the ratio of net win to total amount wagered), or actual outcome, on our sports bets we offer to our users. We use the hold percentage as an indicator of a sports bet's performance against its expected outcome. Although each sports bet generally performs within a defined statistical range of outcomes, actual outcomes may vary for any given period. In addition to the element of chance, win rates (hold percentages) may also (depending on the game involved) be affected by the spread of limits and factors that are beyond our control, such as a user's experience and behavior, the mix of games played, the financial resources of users, the volume of bets placed and the amount of time spent engaging with our product offerings. As a result of the variability in these factors, the actual win rates on our sports bets may differ from the theoretical win rates we have estimated and could result in the winnings of our users exceeding those anticipated. The variability of win rates (hold rates) also have the potential to negatively impact our financial condition, results of operations, and cash flows.

Palpable (obvious) errors in sportsbook odds making may occasionally occur in the normal course of business, sometimes for large liabilities. While it is standard business practice to void bets associated with palpable errors or to correct the odds, there is no guarantee regulators will approve voiding palpable errors in every case.

Our sportsbook offers a huge spectrum of betting markets across dozens of sports, and the odds are set through a combination of algorithmic and manual odds making. Bet acceptance is also a combination of automatic and manual acceptance. In some cases, the odds offered on our sportsbook constitute an obvious error. Examples of such errors are inverted lines between teams, or odds that are significantly different from the true odds of the outcome in a way that all reasonable persons would agree is an error. It is generally commonplace for operators to void bets associated with such palpable errors, and, in most mature jurisdictions, these bets can be voided without regulatory approval at operator discretion. However, if regulators were to not allow voiding of bets associated with large obvious errors in odds making, we could be subject to covering significant liabilities.

We operate in a dynamic environment characterized by rapidly changing industry and legal standards and our product offerings will be subject to continuously changing consumer preferences and regulatory requirements that we may fail to keep pace with, which could harm our results of operations and our business.

Our success also depends in part on our ability to anticipate and satisfy user preferences in a timely manner. As we operate in a dynamic environment characterized by rapidly changing industry and legal standards, our product offerings will be subject to changing consumer preferences and regulatory requirements that cannot be predicted with certainty. We need to continually improve our current product offerings, introduce new product offerings and identify future product offerings that complement our existing technology, respond to our users' needs and improve and enhance our existing technology to maintain or increase our user engagement and growth of our business. In addition, we may need to update our current product offerings or make substantial changes to in development product offerings in order to comply with changing regulatory requirements. We may not be able to compete effectively unless our product offering selection keeps up with consumer and regulatory trends in the digital sports entertainment and gaming industries in which we compete, or trends in new gaming product offerings.

Our growth and success will depend on the performance of our current and future employees, including certain key employees. Recruitment and retention of these individuals is vital to growing our business and meeting our business plans. The loss of any of our key executives or other key employees could harm our business.

We depend on a limited number of key personnel to manage and operate our business, including Mark Thomas, our Chief Executive Officer, Principal Executive Officer, President, and Chief Technology Officer. The leadership of our key personnel has been, and we expect will continue to be, a critical element of our success. The departure, death or disability of any one of our executive officers or other extended or permanent loss of any of their services, or any negative market or industry perception with respect to any of them or their loss, could have a material adverse effect on our business. We are not protected by key man or similar life insurance covering executive officers or members of senior management.

The concentration of our executive management in Mr. Thomas also poses a risk that Mr. Thomas may become overly burdened by the numerous responsibilities and may not able to perform at the level he would have had he only been in any one of the executive management positions he currently holds.

In addition, certain of our other employees have made significant contributions to our growth and success. We believe our success and our ability to compete and grow will depend in large part on the efforts and talents of our employees and on our ability to retain highly skilled personnel. We currently have numerous positions in our business that we are hoping to find suitable and talented personnel for within the near future as we continue to execute on our business plan. There is significant competition for these types of personnel, and we compete with other potential employers for the services of our employees. As a result, we may not succeed in retaining our executives and other key employees. Employees, particularly analysts and engineers, are in high demand, and we devote significant resources to identifying, hiring, training, successfully integrating and retaining these employees. In addition, experienced personnel in the technology industry are in high demand. We cannot provide assurance that we will be able to attract or retain such highly qualified personnel in the future. In addition, the loss of employees or the inability to hire additional skilled employees as necessary could result in significant disruptions to our business, and the integration of replacement personnel could be time-consuming and expensive and cause additional disruptions to our business. If we do not succeed in attracting, hiring, and integrating qualified personnel, or retaining and motivating existing personnel, we may be unable to grow effectively and our business could be seriously harmed.

We have engaged in transactions with related parties, and such transactions present possible conflicts of interest that could have an adverse effect on our business and results of operations.

We have entered into a number of transactions with related parties, including our stockholders, directors and executive officers. For example, Bruce Cassidy is the Chairman of our Board and the sole member of the Board and is also provided multiple loans to the Company and currently holds a controlling interest in the Company. In addition, Mark Thomas is our Chief Executive Officer, Principal Executive Officer, President, and Chief Technology Officer and is also the manager of ZSI, a large stockholder in the Company. We may in the future enter into additional transactions with entities in which members of our board of directors and other related parties hold ownership interests.

Transactions with the entities in which related parties hold ownership interests present potential for conflicts of interest, as the interests of these entities and their stockholders may not align with the interests of the Company and our unaffiliated stockholders with respect to the negotiation of, and certain other matters related to, our purchases from and other transactions with such entities. Conflicts of interest may also arise in connection with the exercise of contractual remedies under these transactions, such as the treatment of events of default.

We rely on the laws of the state of Nevada, which provide that directors owe a duty of care and a duty of loyalty to our company. Nevertheless, we may have achieved more favorable terms if such transactions had not been entered into with related parties and these transactions, individually or in the aggregate, may have an adverse effect on our business and results of operations or may result in government enforcement actions or other litigation.

We rely on third-party providers to validate the identity and identify the location of our users, and if such providers fail to perform adequately or provide accurate information or we do not maintain business relationships with them, our business, financial condition and results of operations could be adversely affected.

There is no guarantee that the third-party geolocation and identity verification systems that we rely on will perform adequately, or be effective. We rely on our geolocation and identity verification systems to ensure we are in compliance with certain applicable laws and regulations, and any service disruption to those systems would prohibit us from operating our product offerings, and would adversely affect our business. Additionally, incorrect or misleading geolocation and identity verification data with respect to current or potential users received from third-party service providers may result in us inadvertently allowing access to our product offerings to individuals who should not be permitted to access them, or otherwise inadvertently deny access to individuals who should be able to access our product offerings, in each case based on inaccurate identity or geographic location determination. Our third-party geolocation services provider relies on its ability to obtain information necessary to determine geolocation from mobile devices, operating systems, and other sources. Changes, disruptions or temporary or permanent failure to access such sources by our third-party service providers may result in their inability to accurately determine the location of our users. Moreover, our inability to maintain our existing contracts with third-party service providers, or to replace them with equivalent third parties, may result in our inability to access geolocation and identity verification data necessary for our day-to-day operations. If any of these risks materialize, we may be subject to disciplinary action, fines or lawsuits, and our business, financial condition and results of operations could be adversely affected.

We rely on third-party payment processors to process deposits and withdrawals made by our users, and if we cannot manage our relationships with such third parties and other payment-related risks, our business, financial condition and results of operations could be adversely affected.

We rely on a limited number of third-party payment processors to process deposits and withdrawals made by our users. If any of our third-party payment processors terminates its relationship with us or refuses to renew its agreement with us on commercially reasonable terms, we would need to find an alternate payment processor, and may not be able to secure similar terms or replace such payment processor in an acceptable time frame. Further, the software and services provided by our third-party payment processors may not meet our expectations, contain errors or vulnerabilities, be compromised or experience outages. Any of these risks could cause us to lose our ability to accept online payments or other payment transactions or make timely payments to our users, any of which could make our technology less trustworthy and convenient and adversely affect our ability to attract and retain our users.

We rely on other third-party sports data providers for real-time and accurate data for sporting events, and if such third parties do not perform adequately or terminate their relationships with us, our costs may increase and our business, financial condition and results of operations could be adversely affected.

We rely on third-party sports data providers such as Sportradar, to obtain accurate information regarding schedules, results, performance and outcomes of sporting events. We may experience errors in these data feeds, which may result in us incorrectly settling bets. If we cannot adequately resolve the issue with our users, our users may have a negative experience with our product offerings, our brand or reputation may be negatively affected and our users may be less inclined to continue or resume utilizing our product offerings or recommend our product offerings to other potential users. As such, a failure or significant interruption in our data feed service may harm our reputation, business and operating results.

Furthermore, if any of our sports data partners terminates its relationship with us or refuses to renew its agreement with us on commercially reasonable terms, we would need to find an alternate provider, and may not be able to secure similar terms or replace such providers in an acceptable time frame, or at all. Any of these risks could increase our costs and adversely affect our business, financial condition and results of operations. Further, any negative publicity related to any of our third-party partners, including any publicity related to regulatory concerns, could adversely affect our reputation and brand, and could potentially lead to increased regulatory or litigation exposure.

We may have difficulty accessing the service of banks, and other payment processing service providers, which may make it difficult to offer our product offerings and services.

Although financial institutions and payment processors are permitted to provide services to us and others in our industry, banks, and payment processing service providers may be hesitant to offer banking and payment processing services to sports wagering businesses. Consequently, those businesses involved in our industry, including our own, may encounter difficulties in establishing and maintaining banking and payment processing relationships with a full scope of services and generating market rate interest. If we are unable to maintain our bank accounts or our users are unable to use their accounts or e-wallets to make deposits and withdrawals from our product offerings, it would make it difficult for us to operate our business, increase our operating costs, and pose additional operational, logistical and security challenges which could result in an inability to implement our business plan.

Our use of cryptocurrency as legal tender and our cryptocurrency offerings could expose us to additional risk and regulation.

Our current and planned cryptocurrency offerings could subject us to additional regulations, licensing requirements, or other obligations. Compliance with any such regulations may be complex and costly. Cryptocurrencies are not considered legal tender or backed by most governments, and have experienced technological flaws and various law enforcement and regulatory interventions. The use of cryptocurrency, such as bitcoin, has been prohibited or effectively prohibited in some countries. In addition, in the U.S. and certain other jurisdictions, certain cryptocurrencies may be securities and subject to the securities laws of the relevant jurisdictions. If we fail to comply with any relevant laws, regulations or prohibitions that may be applicable to us, we could face regulatory or other enforcement actions and potential fines or other consequences. The rapidly evolving regulatory landscape with respect to cryptocurrency may subject us to inquiries or investigations from regulators and governmental authorities, require us to make product changes, restrict or discontinue product offerings, and implement additional and potentially costly controls. If we fail to comply with regulations, requirements, prohibitions or other obligations applicable to us, we could face regulatory or other enforcement actions and potential fines and other consequences.

Cryptocurrencies have in the past and may in the future experience periods of extreme volatility. Fluctuations in the value of any cryptocurrencies that we hold may also lead to fluctuations in the value of our Common Stock. In addition, there is substantial uncertainty regarding the future legal and regulatory requirements relating to cryptocurrency or transactions utilizing cryptocurrency. For instance, governments may in the near future curtail or outlaw the acquisition, use or redemption of cryptocurrencies. In such case, ownership of, holding or trading in cryptocurrencies may then be considered illegal and subject to sanction. These uncertainties, as well as future accounting and tax developments, or other requirements relating to cryptocurrency, could have a material adverse effect on our business.

Our business is subject to a variety of U.S. laws, many of which are unsettled and still developing and which could subject us to claims or otherwise harm our business. Any change in existing regulations or their interpretation, or the regulatory climate applicable to our product offerings and services, or changes in tax rules and regulations or interpretation thereof related to our product offerings and services, could adversely impact our ability to operate our business as currently conducted or as we seek to operate in the future, which could have a material adverse effect on our financial condition and results of operations.

We are generally subject to laws and regulations relating to sports betting in the jurisdictions in which we conduct our business or in some circumstances, in those jurisdictions in which we offer our services or those are available, as well as the general laws and regulations that apply to all e-commerce businesses, such as those related to privacy and personal information, tax and consumer protection. These laws and regulations vary from one jurisdiction to another and future legislative and regulatory action, court decisions or other governmental action, which may be affected by, among other things, political pressures, attitudes and climates, as well as personal biases, may have a material impact on our operations and financial results. In particular, some jurisdictions have introduced legislation or regulations attempting to restrict or prohibit online sports betting, while others have taken the position that online sports betting should be licensed and regulated and have adopted or are in the process of considering enabling legislation and regulations. Additionally, some jurisdictions in which we may operate could presently be unregulated or partially regulated and therefore more susceptible to the enactment or change of laws and regulations.

In May 2018, the U.S. Supreme Court struck down the Professional and Amateur Sports Protection Act of 1992 (the "***PASPA***") as unconstitutional. This decision has the effect of lifting federal restrictions on sports betting and thus allowing states to determine the legality of sports betting for themselves. Since the repeal of PASPA, several states (and Washington D.C.) have legalized online sports betting. To the extent new real money gaming or sports betting jurisdictions are established or expanded, we cannot guarantee that we will be successful in entering such new jurisdictions or expanding our business or user base in line with the growth of existing jurisdictions. If we are unable to effectively develop and operate directly or indirectly within these new jurisdictions or if our competitors are able to successfully enter geographic jurisdictions that we cannot access or where we face other restrictions, there could be a material adverse effect on our business, operating results and financial condition. Our failure to obtain or maintain the necessary regulatory approvals in jurisdictions, whether individually or collectively, would have a material adverse effect on our business. To expand into new jurisdictions, we may need to be licensed and obtain approvals of our product offerings. This is a time-consuming process that can be costly. Any delays in obtaining or difficulty in maintaining regulatory approvals needed for expansion within existing jurisdictions or into new jurisdictions can negatively affect our opportunities for growth, including the growth of our customer base, or delay our ability to recognize revenue from our product offerings in any such jurisdictions.

Future legislative and regulatory action, and court decisions or other governmental action, may have a material impact on our operations and financial results. Governmental authorities could view us as having violated local laws, despite our efforts to obtain all applicable licenses or approvals. There is also a risk that civil and criminal proceedings, including class actions, brought by or on behalf of prosecutors or public entities or incumbent monopoly providers, or private individuals, could be initiated against us, Internet service providers, credit card and other payment processors, advertisers and others involved in our product offerings. Such potential proceedings could involve substantial litigation expense, penalties, fines, seizure of assets, injunctions or other restrictions being imposed upon us or our licensees or other business partners, while diverting the attention of key executives. Such proceedings could have a material adverse effect on our business, financial condition, results of operations and prospects, as well as impact our reputation.

There can be no assurance that legally enforceable legislation will not be proposed and passed in jurisdictions relevant or potentially relevant to our business to prohibit, legislate or regulate various aspects of our product offerings (or that existing laws or regulations in those jurisdictions will not be changed or interpreted negatively). Compliance with any such legislation may have a material adverse effect on our business, financial condition and results of operations, either as a result of our determination that a jurisdiction should be blocked, or because a local license or approval may be costly for us or our business partners to obtain and/or such licenses or approvals may contain other commercially undesirable conditions.

Failure to comply with regulatory requirements in a particular jurisdiction, or the failure to successfully obtain a license or permit applied for in a particular jurisdiction, could impact our ability to comply with licensing and regulatory requirements in other jurisdictions, or could cause the rejection of license applications or cancellation of our existing license in Tennessee, or could cause financial institutions, online and mobile platforms, advertisers and distributors to stop providing services to us which we rely upon to receive payments from, or distribute amounts to, our users, or otherwise to deliver and promote our product offerings and services.

Compliance with the various regulations applicable to real money sports betting is costly and time-consuming. Regulatory authorities at the U.S. federal, state and local levels have broad powers with respect to the regulation and licensing of real money gaming operations and may revoke, suspend, condition or limit our sports wagering licenses, impose substantial fines on us and take other actions, any one of which could have a material adverse effect on our business, financial condition, results of operations and prospects. These laws and regulations are dynamic and subject to potentially differing interpretations, and various legislative and regulatory bodies may expand current laws or regulations or enact new laws and regulations regarding these matters. We endeavor to comply with all applicable laws and regulations relating to our business. It is possible, however, that these requirements may be interpreted and applied in a manner that is inconsistent from one jurisdiction to another and may conflict with other rules. Non-compliance with any such law or regulations could expose us to claims, proceedings, litigation and investigations by private parties and regulatory authorities, as well as substantial fines and negative publicity, each of which may materially and adversely affect our business.

Our sports wagering license could be revoked, suspended or conditioned at any time. The loss of a license in one jurisdiction could trigger the loss of a license or affect our eligibility for such a license in another jurisdiction, and any of such losses, or potential for such loss, could cause us to cease offering some or all of our product offerings in the impacted jurisdictions. We may be unable to obtain or maintain all necessary registrations, licenses, permits or approvals, and could incur fines or experience delays related to the licensing process, which could adversely affect our operations. Our delay or failure to obtain or maintain licenses in any jurisdiction may prevent us from distributing our product offerings, increasing our customer base and/or generating revenues. We cannot assure you that we will be able to obtain and maintain the licenses and related approvals necessary to conduct our sportsbook operations. Any failure to maintain or renew our existing licenses, registrations, permits or approvals could have a material adverse effect on our business, financial condition, results of operations and prospects.

Our growth prospects depend on the legal status of real-money gaming in various jurisdictions within the United States, and legalization may not occur in as many jurisdictions as we expect, or may occur at a slower pace than we anticipate. Additionally, even if jurisdictions legalize real money gaming, this may be accompanied by legislative or regulatory restrictions and/or taxes that make it impracticable or less attractive to operate in those jurisdictions, or the process of implementing regulations or securing the necessary licenses to operate in a particular jurisdiction may take longer than we anticipate, or existing laws or regulations may be changed or interpreted adversely, any of which could adversely affect our future results of operations and make it more difficult to meet our expectations for financial performance.

A number of states have legalized, or are currently considering legalizing, real money online sports betting, and our business, financial condition, results of operations and prospects are significantly dependent upon such legalization. Our business plan is partially based upon the legalization of real money online sports betting for a specific percentage of the U.S. population on a yearly basis and such rate of legalization may not occur as we have anticipated. Additionally, if a large number of additional jurisdictions or the federal government enact real money sports betting legislation and we are unable to obtain, or are otherwise delayed in obtaining, the necessary licenses to operate online sports betting websites in such jurisdictions, our future growth in online sports betting could be materially impaired. Furthermore, for those jurisdictions that have enacted real-money sports betting laws or regulations, such laws and regulations could be amended or interpreted adversely, which could impose additional restrictions or costs that could have an adverse effect on our business.

In addition, as we enter into new jurisdictions, the relevant jurisdiction may legalize real money sports betting in a manner that is unfavorable to us. As a result, we may encounter unexpected legal, regulatory and political challenges, which could result in an unforeseen adverse impact on planned revenues or costs associated with the new opportunity.

Our growth prospects and market potential will depend on our ability to obtain licenses to operate in a number of jurisdictions, and if we fail to obtain and subsequently maintain such licenses, our business, financial condition, results of operations and prospects could be impaired.

Our ability to grow our business will depend on our ability to obtain and maintain licenses to offer our product offerings in a large number of jurisdictions or in heavily populated jurisdictions. Regulated gaming license applications and audits frequently involve an in-depth suitability review of the applicant's business and operations and associated individuals including certain officers, directors, key employees and significant stockholders. These applications and audits take substantial time to prepare, submit, and complete, often requiring the production of multiple years' worth of business and personal financial records and disclosures which take considerable time to compile, followed by the regulator's investigatory process which may take months or even years to complete. If we fail to obtain and maintain licenses in large jurisdictions or in a greater number of mid-market jurisdictions, this may prevent us from expanding the footprint of our product offerings, increasing our user base and/or generating revenues. We cannot be certain that we will be able to obtain and maintain licenses and related approvals necessary to conduct our business operations in a timely manner or at all. Any failure to obtain and maintain licenses, registrations, permits or approvals could have a material adverse effect on our business, financial condition, results of operations and prospects.

Negative events or negative media coverage relating to, or a declining popularity of, sports betting, online sports betting, or the underlying sports or athletes, or other negative coverage may adversely impact our ability to retain or attract users, which could have an adverse impact on our business.

Public opinion can significantly influence our business. Unfavorable publicity regarding us, for example, our product changes, product quality, litigation, or regulatory activity, or regarding the actions of third parties with whom we have relationships or the underlying sports (including declining popularity of the sports or athletes) could seriously harm our reputation. In addition, a negative shift in the perception of sports betting by the public or by politicians, lobbyists or others could affect future legislation of sports betting, which could cause jurisdictions to abandon proposals to legalize sports betting, thereby limiting the number of jurisdictions in which we are permitted to operate. Negative public perception could also lead to new restrictions on, or the prohibition of, sports betting in jurisdictions in which we currently operate. Such negative publicity could also adversely affect the size, demographics, engagement and loyalty of our customer base and result in decreased revenue or slower user growth rates, which could seriously harm our business.

We may have to rely on strategic relationships with casinos, tribes and horse-tracks in order to be able to offer our sportsbook in certain jurisdictions. If we cannot establish and manage such relationships with such partners, our business may be prohibited from expanding into new jurisdictions, and our financial condition and results of operations could be adversely affected.

Under the sports betting laws of certain states, online sportsbooks are limited to a finite number of retail operators, such as casinos, tribes or tracks, who own a "skin" or "skins" under that state's law. A "skin" is a legally-authorized license from a state to offer online sportsbook provided by such a retail operator. The "skin" provides a market access opportunity for mobile operators to operate in the jurisdiction pending licensure and other required approvals by the state's regulator. The entities that control those "skins," and the numbers of "skins" available, are typically determined by a state's law authorizing sports betting. We are not required to own a "skin" in Tennessee. That is, we do not have to partner with an existing stakeholder (such as a casino) in Tennessee. However, in order to expand our sportsbook operations outside of Tennessee, we will have to rely on a casino, tribe or track in order to get a "skin" in many jurisdictions. These "skins" will allow us to gain access to jurisdictions where online operators are required to have a retail relationship. If we cannot establish, renew or manage such relationships, those relationships could terminate and we would not be allowed to operate in those jurisdictions until we enter into new ones. As a result, our business, financial condition and results of operations could be adversely affected.

If KeyStar is unable to satisfy data protection, security, privacy, and other government- and industry-specific requirements, its growth could be harmed.

There are a number of data protection, security, privacy and other government- and industry-specific requirements, including those that require companies to notify individuals of data security incidents involving certain types of personal data. Security compromises could harm our reputation, erode user confidence in the effectiveness of its security measures, negatively impact its ability to attract new users, or cause existing users to stop using our products and services.